UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-5225

Oppenheimer Quest for Value Funds

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 10/31/2017

Item 1. Reports to Stockholders.

Annual Report 10/31/2017 OppenheimerFunds® The Right Way to Invest Oppenheimer Global Allocation Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 10/31/17

	1-Year	5-Year	10-Year

Class A Shares of the Fund without Sales Charge	12.84%	7.69%	3.22%

Class A Shares of the Fund with Sales Charge	6.35	6.42	2.61

MSCI All Country World Index	23.20	10.80	3.70

Bloomberg Barclays Global Aggregate Bond Index, Hedged	1.23	3.10	4.26

Reference Index	13.96	7.82	4.35

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of 12.84% during the reporting period. The Fund underperformed its Reference Index (the “Reference Index”), a customized weighted index currently comprised of 60% of the MSCI All Country World Index and 40% of the Bloomberg Barclays Global Aggregate Bond Index, Hedged, which returned 13.96%.

MARKET OVERVIEW

Shortly after the reporting period began, markets turned to “risk-on” mode after the surprise election of Donald Trump. Equities climbed and U.S. Treasury yields rose to levels not experienced since 2014. The 10-year yield opened the reporting period on November 1, 2016 at 1.38% and ended 2016 at 2.44%.

Global economic data continued to improve during the reporting period. Business and consumer confidence are at cyclical highs in many countries. Monetary policy in the United

States tightened during the reporting period, with the Federal Reserve (the “Fed”) raising its benchmark interest rate in December 2016, March 2017 and June 2017, each time by one-quarter of 1 percentage point. The Fed also announced the beginning of its plan to passively reduce the size of its balance sheet in September 2017. While we do not expect this process to have meaningful impact on bond markets, we are more cautious on the potential for tax cuts and the upcoming appointment of a new Fed chair.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

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Against this backdrop, equity markets throughout the globe produced positive absolute returns. Emerging market equities outperformed other international and U.S. counterparts, with the MSCI Emerging Markets Index up 26.45% for the one-year ended October 31, 2017, the MSCI All Country World Index up 23.20%, and the S&P 500 Index up 23.63%. Year to date in 2017, U.S. Treasury rates fell overall from the close of 2016 and ended the reporting period at 2.38%. In this environment, the Bloomberg Barclays U.S. Aggregate Bond Index produced a muted return of 0.90% for the one-year ended October 31, 2017.

FUND REVIEW

With respect to asset allocation at the end of the reporting period, the portfolio was slightly overweight equity-focused strategies versus the Reference Index, with a preference for the international and emerging markets. This benefited performance during the reporting period. Our macroeconomic tools and research indicate positive global economic growth that is making a new cyclical high. The new peak is being driven by strong data in the western hemisphere, the continued expansion in Europe, and a recovery in emerging markets that continues to gain widespread traction. In our view, this macro backdrop has justified an overweight equity exposure in our portfolio and we believe it will continue to support this positioning in the near-term. In particular, we have a relative value tilt to European equities, where the Euro area expansion looks to be holding firm, which is funded through an underweight to U.S. equities. In Europe, we see cheaper valuations by a number of metrics and with the election of Emmanuel Macron in France, political risk is receding.    We continue to have a preference for emerging market equities given cheaper valuations and an economic cycle that is younger in comparison to the developed world.

During the period, the security selection component of the Fund’s investment process was a positive contributor to relative performance, driven mostly by outperformance across international equity strategies. In an effort to manage our style exposure, we exited out of our global developed equity strategy to reduce the portfolio’s underweight to the value factor. We completed this transition on the back of very strong stock selection from the global equity strategy. Our developed international core and international growth equity strategies were contributors during the period. The emerging market equity strategy had positive stock selection in the Consumer Discretionary sector.

On the credit side, we continue to see warning signs that we are in late cycle stages.Specifically, growing corporate leverage and the resulting tighter lending standards could increase credit market vulnerability. As a

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result, we have no exposure to certain areas of the credit markets, particularly high yield bonds. We do have a preference for bank loans, where we see comparable spreads for less interest rate and energy sector risk. Our exposure to bank loans benefited performance during the reporting period. We also view the current business cycle as very extended, a fact that is reflected in the expensive valuations of several asset classes as well as the build-up of leverage in the corporate sector. In the credit cycle, corporate leverage typically follows a cyclical pattern that precedes changes in credit conditions by several quarters and is followed by a re-pricing of credit spreads. Today, the non-financial corporate credit cycle has reached cyclical highs, surpassing the 2008 peak and approaching the peaks of 1989 and 2000. All three of these episodes coincided with recessions.

We are neutral duration and we continue to see attractive income and total return opportunities in emerging markets local debt, given attractive real yields, stable inflation and cheap currency valuations in most high-yielding markets. During the period, our allocation to emerging markets local debt was a positive contributor to relative performance. This asset class did well during the period, outperforming other fixed income assets. We see value in this asset class in comparison to developed market bonds that have low or negative real yields. In addition, many emerging markets have room to cut rates as inflation declines and we believe this will provide some capital appreciation.

The largest detractor from relative performance was our allocation to alternatives. We hold event-linked bonds because we believe they offer strong potential for diversified income. With the recent string of natural disasters—notably the earthquake in Mexico and Hurricanes Harvey and Irma—this market had been under considerable stress. However, damage estimates have dropped considerably from those initial fears after Irma veered west of Miami and weakened from its peak strength. During the period, we added exposure to Master Limited Partnerships (“MLPs”) because of their cheap valuations and attractive yields. Despite a move higher in energy prices, MLPs struggled during the period and did not outperform the Reference Index. In our view, we started to see the excess supply of oil start to normalize, which should provide some upside and stability to prices. We continue to be bullish on MLPs due to the attractive yield relative to other income sources.

One of our key market views at the turn of the year was that the U.S. dollar, though already significantly overvalued, would continue to appreciate in light of a shifting U.S. policy landscape. A united Republican Congress and presidency had increased the odds of fiscal stimulus which, coupled with monetary

5      OPPENHEIMER GLOBAL ALLOCATION FUND

tightening already underway, created the potential for meaningful fiscal and monetary policy divergence between the United States and other major developed countries. As we explained at the time, such a policy mix was likely to boost the greenback against other major currencies. Throughout the year, the U.S. dollar has fallen on a trade-weighted basis. This has been a headwind to our currency positioning and has been a detractor during the period.

With a few setbacks to the current administration’s agenda and tax reform still an open question, we have reduced our U.S. dollar long position to neutral and continue to express relative relative-value views in high-yielding emerging market currencies such as the Turkish lira, Russian ruble and Indian rupee versus their developed-market peers. We have also added long exposure to Japanese yen as a means of balancing risk in this strategy.

The Fund’s return shaping strategies, which are designed to improve our overall risk profile, detracted from performance during the reporting period. Under normal circumstances, we expect return shaping strategies to cost money, like any insurance premium, and commensurately enhance returns or partially protect principal in environments of extreme market volatility. These strategies are also often used as an efficient way to access upside market participation, especially when we are running lower levels of risk. During the period, we utilized downside hedges to reduce tail risk and layer in some downside mitigation in the event we had a risk-off environment. In the absence of volatility during the period, the premium spent for downside hedges was a small detractor.

STRATEGY & OUTLOOK

Overall, we are slightly overweight equities and have a neutral duration posture relative to the Reference Index. We have modest return expectations given valuations in most asset classes and prefer relative value opportunities rather than large directional tilts in the portfolio. We see an accelerating growth picture abroad as a potential tailwind to risk assets in the near term. We do have a relative value preference for European and emerging market equities versus the U.S. equity market, where we see cheaper valuations and earlier stages of the business cycle. With that said, we have increased our equity exposure to an overweight relative to the Reference Index and continue to prefer diversified income sources with attractive real yields. We do see increasing vulnerabilities in credit markets with non-financial corporate leverage nearing previous cyclical peaks, which causes us to prefer bank loans to high yield corporate debt.

As always, we continue to closely monitor the developments in the credit cycle as well as the political and policy landscape to assess risks to the macro outlook and financial markets.

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While some fundamental risks have increased, the current macro backdrop is quite favorable to risk assets in the near term and we don’t see a clear catalyst for increased volatility.

Should we see deterioration in economic data, or volatility spread to equities and credit, we stand ready to adapt to a changing environment.

Mark Hamilton Portfolio Manager	Benjamin Rockmuller, CFA Portfolio Manager

Alessio de Longis, CFA Portfolio Manager	Dokyoung Lee, CFA Portfolio Manager

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Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Apple, Inc.	1.3%
Alphabet, Inc., Cl. C	1.1
SAP SE	0.7
Facebook, Inc., Cl. A	0.7
Alibaba Group Holding Ltd., Sponsored ADR	0.7
Citigroup, Inc.	0.7
Infineon Technologies AG	0.6
Comcast Corp., Cl. A	0.6
UnitedHealth Group, Inc.	0.6
Nippon Telegraph & Telephone Corp.	0.5

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2017, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds. com.

TOP TEN COMMON STOCK INDUSTRIES

Internet Software & Services	3.8%
Oil, Gas & Consumable Fuels	3.5
Commercial Banks	3.2
Semiconductors & Semiconductor Equipment	2.6
Capital Markets	2.0
Hotels, Restaurants & Leisure	2.0
Food Products	1.9
Insurance	1.9
Beverages	1.8
Software	1.8

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2017, and are based on net assets.

PORTFOLIO ALLOCATION

Common Stocks	62.0%
Investment Companies
Oppenheimer Institutional Government Money Market Fund	11.0
Oppenheimer Master Event- Linked Bond Fund, LLC	4.3
Oppenheimer Master Loan Fund, LLC	7.4
Oppenheimer Senior Floating Rate Fund	2.2
PowerShares Senior Loan Portfolio Exchange Traded Fund	4.8
Foreign Government Obligations	4.8
U.S. Government Obligations	3.3
Preferred Stocks	0.1
Short-Term Notes	0.1
Over-the-Counter Options Purchased	—*
Rights, Warrants and Certificates	—*
Non-Convertible Corporate Bonds and Notes	—*

* Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2017, and are based on the total market value of investments.

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TOP TEN GEOGRAPHICAL HOLDINGS

United States	59.5%
Japan	5.7
France	5.1
United Kingdom	3.8
Germany	3.0
China	2.8
Switzerland	2.5
Canada	1.9
India	1.4
Netherlands	1.3

Portfolio holdings and allocation are subject to change. Percentages are as of October 31, 2017, and are based on total market value of investments.

REGIONAL ALLOCATION

U.S./Canada	61.4%
Europe	18.1
Asia	14.6
Latin & South America	2.9
Emerging Europe	1.8
Middle East/Africa	1.2

Portfolio holdings and allocation are subject to change. Percentages are as of October 31, 2017, and are based on total market value of investments.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 10/31/17

	Inception Date	1-Year	5-Year	10-Year
Class A (QVGIX)	11/1/91	12.84%	7.69%	3.22%
Class B (QGRBX)	9/1/93	11.95	6.83	2.72
Class C (QGRCX)	9/1/93	11.99	6.89	2.47
Class I (QGRIX)	2/28/12	13.33	8.17	6.97*
Class R (QGRNX)	3/1/01	12.55	7.42	2.97
Class Y (QGRYX)	5/1/00	13.13	7.99	3.56

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 10/31/17

	Inception Date	1-Year	5-Year	10-Year
Class A (QVGIX)	11/1/91	6.35%	6.42%	2.61%
Class B (QGRBX)	9/1/93	6.95	6.52	2.72
Class C (QGRCX)	9/1/93	10.99	6.89	2.47
Class I (QGRIX)	2/28/12	13.33	8.17	6.97*
Class R (QGRNX)	3/1/01	12.55	7.42	2.97
Class Y (QGRYX)	5/1/00	13.13	7.99	3.56

* Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the MSCI All Country World Index, the S&P 500 Index, the Reference Index (60% MSCI All Country World Index / 40% Bloomberg Barclays Global Aggregate Bond Index, Hedged), and the Bloomberg Barclays Global Aggregate Bond Index, Hedged. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The S&P 500 Index is a broad-based measure of domestic stock performance. The Bloomberg Barclays Global Aggregate Bond Index provides a broad-based measure of global investment grade fixed-rate debt markets.

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The index is comprised of several other Bloomberg Barclays indexes that measure fixed income performance of regions around the world while hedging the currency back to the U.S. dollar. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

11      OPPENHEIMER GLOBAL ALLOCATION FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended October 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During 6 Months Ended October 31, 2017
Class A	$1,000.00	$1,055.20	$6.60
Class B	1,000.00	1,051.20	10.65
Class C	1,000.00	1,051.20	10.50
Class I	1,000.00	1,057.40	4.37
Class R	1,000.00	1,053.90	7.85
Class Y	1,000.00	1,056.50	5.30

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,018.80	6.48
Class B	1,000.00	1,014.87	10.46
Class C	1,000.00	1,015.02	10.31
Class I	1,000.00	1,020.97	4.29
Class R	1,000.00	1,017.59	7.71
Class Y	1,000.00	1,020.06	5.21

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended October 31, 2017 are as follows:

Class	Expense Ratios
Class A	1.27%
Class B	2.05
Class C	2.02
Class I	0.84
Class R	1.51
Class Y	1.02

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

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CONSOLIDATED STATEMENT OF INVESTMENTS October 31, 2017

	Shares	Value
Common Stocks—61.6%
Consumer Discretionary—9.8%
Auto Components—1.4%
Bridgestone Corp.	101,600	$4,851,856
Continental AG	24,392	6,191,234
Delphi Automotive plc	34,670	3,445,505
Koito Manufacturing Co. Ltd.	41,000	2,736,337
Valeo SA	81,727	5,529,863
		22,754,795

Automobiles—0.6%
Astra International Tbk PT	1,435,000	846,490
Bayerische Motoren Werke AG	17,542	1,787,977
Hero MotoCorp Ltd.	57,543	3,420,264
Subaru Corp.	62,500	2,152,757
Suzuki Motor Corp.	37,200	2,036,077
		10,243,565

Diversified Consumer Services—0.2%
Dignity plc	38,581	1,241,949
Estacio Participacoes SA	53,800	482,363
New Oriental Education & Technology Group, Inc., Sponsored ADR	9,220	767,473
		2,491,785

Hotels, Restaurants & Leisure—2.0%
Accor SA	36,730	1,833,250
Carnival Corp.	81,060	5,381,573
Cedar Fair LP1	16,418	1,027,767
China Lodging Group Ltd., Sponsored ADR[2]	15,548	2,081,722
Domino’s Pizza Group plc	399,870	1,783,850
Galaxy Entertainment Group Ltd.	323,000	2,200,405
Genting Bhd	1,394,500	2,981,118
Genting Malaysia Bhd	321,800	382,349
Jollibee Foods Corp.	135,080	651,538
McDonald’s Corp.	28,660	4,783,641
Sands China Ltd.	900,800	4,247,784
Starbucks Corp.	22,640	1,241,578
Whitbread plc	28,301	1,387,953
Wyndham Worldwide Corp.	7,960	850,526
Yum China Holdings, Inc.[2]	38,770	1,564,369
		32,399,423

Household Durables—0.9%
Newell Brands, Inc.	11,460	467,339
SEB SA	13,050	2,432,754
Sony Corp.	160,300	6,723,408
Whirlpool Corp.	26,690	4,375,292
		13,998,793

14 OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Internet & Catalog Retail—0.5%
Amazon.com, Inc.[2]	2,796	$3,090,363
Ctrip.com International Ltd., ADR[2]	39,750	1,903,627
Priceline Group, Inc. (The)[2]	730	1,395,731
Rakuten, Inc.	228,800	2,435,422
		8,825,143

Leisure Products—0.3%
Nintendo Co. Ltd.	13,600	5,296,918

Media—1.0%
Comcast Corp., Cl. A	257,014	9,260,214
DISH Network Corp., Cl. A2	11,880	576,655
ProSiebenSat.1 Media SE	46,424	1,619,355
SES SA, Cl. A, FDR	83,400	1,356,372
Technicolor SA	264,210	936,861
Walt Disney Co. (The)	6,840	669,020
Zee Entertainment Enterprises Ltd.	209,371	1,753,211
		16,171,688

Multiline Retail—0.2%
Dollarama, Inc.	25,902	2,883,332
Target Corp.	17,660	1,042,646
		3,925,978

Specialty Retail—1.2%
AutoNation, Inc.[2]	30,200	1,431,480
AutoZone, Inc.[2]	7,820	4,609,890
Dufry AG2	15,316	2,280,778
Industria de Diseno Textil SA	49,173	1,838,070
Lowe’s Cos., Inc.	68,060	5,441,397
Nitori Holdings Co. Ltd.	4,600	666,124
O’Reilly Automotive, Inc.[2]	6,240	1,316,328
Steinhoff International Holdings NV	303,311	1,319,610
		18,903,677

Textiles, Apparel & Luxury Goods—1.5%
adidas AG	5,261	1,170,772
Burberry Group plc	21,688	547,746
Christian Dior SE	4,810	1,651,906
Cie Financiere Richemont SA	26,145	2,413,251
Hanesbrands, Inc.	40,920	920,700
Hermes International	4,771	2,476,723
Kering	11,508	5,276,613
LVMH Moet Hennessy Louis Vuitton SE	21,940	6,547,795
Pandora AS	20,291	1,918,209
PRADA SpA	367,500	1,271,939
Tapestry, Inc.[2]	16,390	671,170
		24,866,824

15      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value
Consumer Staples—5.5%
Beverages—1.8%
Anadolu Efes Biracilik Ve Malt Sanayii AS	87,304	$505,601
Anheuser-Busch InBev SA/NV	12,409	1,521,190
Coca-Cola Co. (The)	20,690	951,326
Coca-Cola European Partners plc	67,140	2,743,340
Constellation Brands, Inc., Cl. A	4,820	1,056,014
Dr Pepper Snapple Group, Inc.	10,220	875,445
Fomento Economico Mexicano SAB de CV	138,131	1,205,888
Fomento Economico Mexicano SAB de CV, Sponsored ADR	6,910	606,353
Heineken NV	28,086	2,736,570
Kweichow Moutai Co. Ltd., Cl. A	12,269	1,144,718
Molson Coors Brewing Co., Cl. B	11,750	950,223
Nigerian Breweries plc	698,342	291,521
PepsiCo, Inc.	65,070	7,172,666
Pernod Ricard SA	50,040	7,507,280
		29,268,135

Food & Staples Retailing—0.7%
Alimentation Couche-Tard, Inc., Cl. B	38,673	1,813,293
Atacadao Distribuicao Comercio e Industria Ltda[2]	140,300	689,641
BIM Birlesik Magazalar AS	33,139	676,399
CP ALL PCL	1,037,800	2,187,393
Jeronimo Martins SGPS SA	4,913	89,281
Magnit PJSC	15,693	2,069,007
Shoprite Holdings Ltd.	43,599	623,745
SPAR Group Ltd. (The)	118,131	1,393,222
Walgreens Boots Alliance, Inc.	7,120	471,842
Wal-Mart Stores, Inc.	19,180	1,674,606
		11,688,429

Food Products—1.9%
Barry Callebaut AG2	1,457	2,274,791
Danone SA	68,310	5,583,313
Kraft Heinz Co. (The)	63,250	4,891,122
Mondelez International, Inc., Cl. A	103,610	4,292,562
Nestle SA	62,787	5,282,572
Saputo, Inc.	72,391	2,613,730
Unilever plc	52,454	2,975,036
Vietnam Dairy Products JSC	22,200	147,600
Want Want China Holdings Ltd.	681,000	557,123
WH Group Ltd.[3]	2,338,000	2,367,810
		30,985,659

Household Products—0.4%
HRG Group, Inc.[2]	12,270	199,019
Kimberly-Clark de Mexico SAB de CV, Cl. A	236,907	407,908
Procter & Gamble Co. (The)	12,620	1,089,611
Reckitt Benckiser Group plc	34,897	3,121,153
Spectrum Brands Holdings, Inc.	7,120	782,630

16      OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Household Products (Continued)
Weatherford International plc[2]	211,930	$735,397
		6,335,718

Personal Products—0.2%
Amorepacific Corp.	2,280	640,010
AMOREPACIFIC Group	1,526	195,152
Beiersdorf AG	6,943	778,838
LG Household & Health Care Ltd.	2,314	2,430,260
Natura Cosmeticos SA	7,600	71,950
		4,116,210

Tobacco—0.5%
Philip Morris International, Inc.	54,710	5,724,855
Swedish Match AB	46,610	1,754,867
		7,479,722

Energy—3.8%
Energy Equipment & Services—0.3%
Halliburton Co.	18,623	795,947
Schlumberger Ltd.	60,860	3,895,040
TechnipFMC plc[2]	36,296	987,302
		5,678,289

Oil, Gas & Consumable Fuels—3.5%
Antero Midstream GP LP	39,900	746,529
Buckeye Partners LP1	33,900	1,800,429
Chevron Corp.	28,511	3,304,140
ConocoPhillips	14,641	748,887
Enbridge, Inc.	21,137	812,929
Energy Transfer Equity LP1	170,100	3,019,275
Energy Transfer Partners LP1	180,900	3,149,469
Enterprise Products Partners LP1	105,400	2,582,300
EQT Midstream Partners LP1	12,200	891,332
Genesis Energy LP1	22,600	526,354
Husky Energy, Inc.[2]	65,583	849,971
Koninklijke Vopak NV	28,062	1,214,858
Magellan Midstream Partners LP1	120,530	8,281,616
MPLX LP1	65,000	2,291,900
Novatek PJSC, Sponsored GDR	23,500	2,682,450
Phillips 66	6,539	595,572
Phillips 66 Partners LP1	18,700	942,667
Plains All American Pipeline LP1	36,500	728,905
Plains GP Holdings LP, Cl. A	35,900	732,360
Rice Midstream Partners LP1	47,300	981,002
Suncor Energy, Inc.	227,620	7,729,975
Tallgrass Energy GP LP, Cl. A	57,600	1,440,000
Tallgrass Energy Partners LP1	6,700	292,388
Targa Resources Corp.	49,400	2,050,100
TC PipeLines LP1	45,500	2,424,695

17      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value
Oil, Gas & Consumable Fuels (Continued)
TOTAL SA	57,610	$3,213,360
Western Gas Partners LP1	14,200	680,038
Williams Cos., Inc. (The)	26,500	755,250
Williams Partners LP1	40,800	1,511,232
		56,979,983

Financials—9.7%
Capital Markets—2.0%
Ameriprise Financial, Inc.	6,180	967,417
Bank of New York Mellon Corp. (The)	85,390	4,393,316
BlackRock, Inc., Cl. A	2,380	1,120,575
Charles Schwab Corp. (The)	23,460	1,051,946
China International Capital Corp. Ltd., Cl. H3	172,000	358,180
CME Group, Inc., Cl. A	33,910	4,651,435
Intercontinental Exchange, Inc.	75,360	4,981,296
Morgan Stanley	20,360	1,018,000
Nasdaq, Inc.	20,910	1,519,112
NEX Group plc	186,481	1,570,814
S&P Global, Inc.	22,820	3,570,645
TP ICAP plc	245,168	1,772,759
UBS Group AG2	347,743	5,923,734
		32,899,229

Commercial Banks—3.2%
Banco de Chile	734,506	112,671
Banco Santander SA	520,298	3,530,965
Bank Mandiri Persero Tbk PT	1,396,000	726,841
Bank of America Corp.	188,020	5,149,868
Bank of the Philippine Islands	13,080	24,848
Bank Pekao SA	4,257	139,206
Bank Rakyat Indonesia Persero Tbk PT	408,000	470,184
Citigroup, Inc.	144,030	10,586,205
Commercial International Bank Egypt SAE	123,370	551,420
Credicorp Ltd.	3,340	699,530
FirstRand Ltd.	281,592	1,020,747
Grupo Aval Acciones y Valores SA, ADR	83,160	691,891
Grupo Financiero Banorte SAB de CV, Cl. O	55,350	328,490
Grupo Financiero Inbursa SAB de CV, Cl. O	565,091	971,207
HSBC Holdings plc	572,060	5,578,311
ICICI Bank Ltd., Sponsored ADR	333,583	3,052,284
JPMorgan Chase & Co.	46,520	4,680,377
KeyCorp	65,940	1,203,405
Kotak Mahindra Bank Ltd.	86,168	1,363,668
Lloyds Banking Group plc	1,618,290	1,467,480
Sberbank of Russia PJSC, Sponsored ADR	56,410	809,324
SunTrust Banks, Inc.	45,590	2,744,974
US Bancorp	66,840	3,634,759
Zenith Bank plc	4,354,538	308,652

18      OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Commercial Banks (Continued)
Zions Bancorporation	32,780	$1,522,959
		51,370,266

Consumer Finance—0.6%
American Express Co.	56,950	5,439,864
Cholamandalam Investment & Finance Co. Ltd.	15,348	273,029
Discover Financial Services	35,500	2,361,815
Prosegur Cash SA2,3	575,614	1,880,851
		9,955,559

Diversified Financial Services—1.1%
Ayala Corp.	11,470	228,908
B3 SA-Brasil Bolsa Balcao	310,400	2,267,771
Berkshire Hathaway, Inc., Cl. B2	35,520	6,640,109
Grupo de Inversiones Suramericana SA	40,892	519,140
Hong Kong Exchanges & Clearing Ltd.	17,286	481,412
ING Groep NV	208,737	3,855,067
Moscow Exchange (The)	284,787	575,941
ORIX Corp.	189,800	3,270,092
		17,838,440

Insurance—1.9%
AIA Group Ltd.	377,000	2,837,296
American International Group, Inc.	31,340	2,024,877
Aon plc	7,990	1,146,006
Brighthouse Financial, Inc.[2]	4,952	307,915
Hartford Financial Services Group, Inc. (The)	19,220	1,058,061
Marsh & McLennan Cos., Inc.	35,510	2,873,824
MetLife, Inc.	78,310	4,195,850
Ping An Insurance Group Co. of China Ltd., Cl. H	322,500	2,832,363
Progressive Corp. (The)	70,390	3,424,474
Prudential plc	336,754	8,289,356
Sul America SA	107,649	590,024
XL Group Ltd.	31,070	1,257,403
		30,837,449

Real Estate Investment Trusts (REITs)—0.4%
Crown Castle International Corp.	8,670	928,384
Digital Realty Trust, Inc.	5,230	619,441
Invitation Homes, Inc.	17,900	404,003
Mid-America Apartment Communities, Inc.	22,660	2,319,251
Prologis, Inc.	19,500	1,259,310
Ventas, Inc.	21,880	1,372,970
		6,903,359
Real Estate Management & Development—0.2%
Ayala Land, Inc.	705,000	589,723
Emaar Properties PJSC	255,089	577,361
Hang Lung Group Ltd.	56,000	196,690

19      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value
Real Estate Management & Development (Continued)
Scout24 AG3	37,771	$1,513,813
SM Prime Holdings, Inc.	1,532,103	1,099,274
		3,976,861

Thrifts & Mortgage Finance—0.3%
Housing Development Finance Corp. Ltd.	167,921	4,428,042

Health Care—5.6%
Biotechnology—1.2%
3SBio, Inc.[2,3]	210,000	375,832
Amgen, Inc.	5,270	923,409
Biocon Ltd.	46,917	260,682
Biogen, Inc.[2]	4,140	1,290,272
Celgene Corp.[2]	55,446	5,598,383
Celltrion Healthcare Co. Ltd.[2]	5,136	270,413
CSL Ltd.	22,400	2,389,030
Galapagos NV2	2,723	264,128
Gilead Sciences, Inc.	58,010	4,348,430
Grifols SA	103,103	3,228,549
Wuxi Biologics Cayman, Inc.[2,3]	23,000	130,398
		19,079,526

Health Care Equipment & Supplies—1.0%
Boston Scientific Corp.[2]	76,660	2,157,212
Coloplast AS, Cl. B	3,995	351,293
Danaher Corp.	16,314	1,505,293
Essilor International SA	17,134	2,170,255
Intuitive Surgical, Inc.[2]	1,980	743,213
Medtronic plc	8,750	704,550
Sonova Holding AG	12,045	2,176,210
Stryker Corp.	21,620	3,348,289
William Demant Holding AS2	69,845	2,017,901
Zimmer Biomet Holdings, Inc.	9,990	1,214,984
		16,389,200

Health Care Providers & Services—1.1%
Apollo Hospitals Enterprise Ltd.	38,315	614,347
Express Scripts Holding Co.[2]	47,400	2,905,146
Humana, Inc.	2,840	725,194
Laboratory Corp. of America Holdings[2]	7,030	1,080,581
Mediclinic International plc	41,120	317,639
Sinopharm Group Co. Ltd., Cl. H	444,600	1,990,574
Sonic Healthcare Ltd.	33,848	564,380
UnitedHealth Group, Inc.	43,780	9,203,432
		17,401,293

Health Care Technology—0.3%
Bharti Infratel Ltd.	449,817	3,077,180

20      OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Health Care Technology (Continued)
Cerner Corp.[2]	37,500	$2,532,000
		5,609,180

Life Sciences Tools & Services—0.4%
Agilent Technologies, Inc.	25,670	1,746,330
Lonza Group AG2	10,727	2,852,206
Samsung Biologics Co. Ltd.[2,3]	2,753	951,813
Thermo Fisher Scientific, Inc.	4,170	808,271
		6,358,620

Pharmaceuticals—1.6%
Allergan plc	5,560	985,399
Bayer AG	29,359	3,834,609
Bristol-Myers Squibb Co.	19,710	1,215,319
Celltrion, Inc.[2]	2,867	446,235
Dr. Reddy’s Laboratories Ltd.	16,420	615,062
GlaxoSmithKline plc, Sponsored ADR	26,730	973,774
Glenmark Pharmaceuticals Ltd.	14,727	140,764
Hutchison China MediTech Ltd., ADR[2]	3,720	113,274
Jiangsu Hengrui Medicine Co. Ltd., Cl. A	183,980	1,865,325
Merck & Co., Inc.	129,670	7,143,520
Mylan NV2	47,480	1,695,511
Novo Nordisk AS, Cl. B	56,384	2,805,775
Pfizer, Inc.	59,630	2,090,628
Roche Holding AG	8,623	1,993,634
Valeant Pharmaceuticals International, Inc.[2]	65,220	762,422
		26,681,251

Industrials—8.8%
Aerospace & Defense—1.0%
Airbus SE	75,630	7,735,938
Lockheed Martin Corp.	22,146	6,824,511
MTU Aero Engines AG	4,662	787,245
Spirit AeroSystems Holdings, Inc., Cl. A	9,300	744,930
		16,092,624

Air Freight & Couriers—0.1%
FedEx Corp.	2,410	544,202
XPO Logistics, Inc.[2]	15,470	1,072,845
ZTO Express Cayman, Inc., ADR[2]	24,880	397,831
		2,014,878

Airlines—0.4%
Alaska Air Group, Inc.	21,140	1,395,874
Japan Airlines Co. Ltd.	98,300	3,365,561
Southwest Airlines Co.	9,200	495,512
Spirit Airlines, Inc.[2]	25,580	948,762
		6,205,709

21      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value
Building Products—0.3%
SMC Corp.	11,700	$4,489,400

Commercial Services & Supplies—0.7%
Edenred	68,380	1,971,092
Johnson Controls International plc	72,509	3,001,148
KAR Auction Services, Inc.	29,350	1,389,135
Prosegur Cia de Seguridad SA	300,321	2,291,643
Republic Services, Inc., Cl. A	10,850	706,010
Waste Connections, Inc.	15,848	1,119,978
Waste Management, Inc.	12,740	1,046,846
		11,525,852

Construction & Engineering—0.7%
Boskalis Westminster	41,435	1,481,216
Ferrovial SA	174,193	3,785,398
Vinci SA	54,790	5,366,466
		10,633,080
Electrical Equipment—1.1%
Legrand SA	29,640	2,202,578
Mitsubishi Electric Corp.	242,100	4,158,772
Nidec Corp.	25,100	3,322,443
Philips Lighting NV3	120,243	4,548,787
Schneider Electric SE	42,370	3,716,632
		17,949,212

Industrial Conglomerates—0.7%
General Electric Co.	226,800	4,572,288
Jardine Strategic Holdings Ltd.	42,572	1,786,834
Seibu Holdings, Inc.	165,200	2,955,986
Siemens AG, Sponsored ADR	9,140	658,263
SM Investments Corp.	89,494	1,657,929
		11,631,300

Machinery—0.8%
Aalberts Industries NV	49,695	2,446,937
Atlas Copco AB, Cl. A	58,504	2,559,395
Caterpillar, Inc.	10,790	1,465,282
Deere & Co.	3,970	527,534
Kubota Corp.	123,000	2,318,662
PACCAR, Inc.	7,990	573,123
Parker-Hannifin Corp.	7,630	1,393,314
Stanley Black & Decker, Inc.	2,810	453,956
Wabtec Corp.	11,580	885,870
Weir Group plc (The)	32,753	849,107
		13,473,180

Professional Services—1.1%
Bureau Veritas SA	101,990	2,732,985

22      OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Professional Services (Continued)
Equifax, Inc.	7,080	$768,392
Experian plc	78,858	1,659,870
Intertek Group plc	28,580	2,057,440
Nielsen Holdings plc	90,380	3,350,387
Recruit Holdings Co. Ltd.	305,200	7,471,578
		18,040,652

Road & Rail—0.4%
Canadian National Railway Co.	47,330	3,809,592
Canadian Pacific Railway Ltd.	15,010	2,603,334
Kansas City Southern	5,480	571,126
		6,984,052

Trading Companies & Distributors—1.1%
Brenntag AG	75,567	4,279,336
Bunzl plc	86,272	2,688,421
Fastenal Co.	43,340	2,035,680
Ferguson plc	16,343	1,139,678
ITOCHU Corp.	280,900	4,928,809
Travis Perkins plc	100,848	2,036,308
		17,108,232

Transportation Infrastructure—0.4%
Beijing Capital International Airport Co. Ltd., Cl. H	2,156,000	3,538,697
DP World Ltd.	67,925	1,613,215
Grupo Aeroportuario del Sureste SAB de CV, Cl. B	33,044	589,326
Malaysia Airports Holdings Bhd	530,300	1,038,077
		6,779,315

Information Technology—12.8%
Communications Equipment—0.4%
Cisco Systems, Inc.	85,410	2,916,752
Motorola Solutions, Inc.	11,270	1,020,386
Nokia OYJ	376,734	1,850,221
		5,787,359

Electronic Equipment, Instruments, & Components—1.2%
Hitachi Ltd.	290,000	2,307,631
Hoya Corp.	76,900	4,156,360
Keyence Corp.	7,200	3,983,483
Spectris plc	45,128	1,534,588
TDK Corp.	34,800	2,686,094
TE Connectivity Ltd.	35,050	3,188,499
Zebra Technologies Corp., Cl. A2	5,160	598,508
		18,455,163

Internet Software & Services—3.8%
Alibaba Group Holding Ltd., Sponsored ADR[2]	59,664	11,031,277
Alphabet, Inc., Cl. A2	730	754,119

23      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value
Internet Software & Services (Continued)
Alphabet, Inc., Cl. C2	17,280	$17,567,539
Baidu, Inc., Sponsored ADR[2]	28,480	6,947,411
China Literature Ltd.[2]	105	740
eBay, Inc.[2]	81,620	3,072,177
Facebook, Inc., Cl. A2	64,410	11,597,665
MercadoLibre, Inc.	180	43,256
NAVER Corp.	2,842	2,276,429
NetEase, Inc., ADR	3,990	1,124,861
Tencent Holdings Ltd.	131,885	5,940,374
United Internet AG	29,641	1,875,098
		62,230,946

IT Services—1.3%
Amadeus IT Group SA	28,705	1,947,329
Amdocs Ltd.	58,570	3,812,907
Atos SE	19,980	3,105,628
First Data Corp., Cl. A2	57,330	1,021,047
Infosys Ltd.	83,370	1,186,555
Mastercard, Inc., Cl. A	25,990	3,866,532
PayPal Holdings, Inc.[2]	77,640	5,633,558
Tata Consultancy Services Ltd.	21,634	877,288
		21,450,844

Semiconductors & Semiconductor Equipment—2.6%
Applied Materials, Inc.	66,080	3,728,894
ASML Holding NV	17,606	3,176,216
Broadcom Ltd.	9,077	2,395,511
Infineon Technologies AG	362,521	9,925,504
Marvell Technology Group Ltd.	71,700	1,324,299
Maxim Integrated Products, Inc.	28,020	1,472,171
Renesas Electronics Corp.[2]	212,800	2,747,721
SK Hynix, Inc.	43,679	3,211,792
STMicroelectronics NV	143,950	3,389,470
Taiwan Semiconductor Manufacturing Co. Ltd.	803,000	6,485,973
Texas Instruments, Inc.	20,190	1,952,171
Tokyo Electron Ltd.	16,200	3,058,598
		42,868,320

Software—1.8%
Activision Blizzard, Inc.	14,410	943,711
Check Point Software Technologies Ltd.[2]	3,790	446,121
Dassault Systemes SE	18,540	1,969,360
Microsoft Corp.	77,440	6,441,459
Oracle Corp.	28,470	1,449,123
SAP SE	105,274	11,975,867
Snap, Inc., Cl. A2	70,550	1,082,237
Synopsys, Inc.[2]	14,730	1,274,439

24      OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Software (Continued)
Temenos Group AG	31,857	$3,679,881
		29,262,198

Technology Hardware, Storage & Peripherals—1.7%
Apple, Inc.	123,711	20,912,107
HP, Inc.	49,480	1,066,294
Samsung Electronics Co. Ltd.	1,404	3,456,189
Western Digital Corp.	26,940	2,404,934
		27,839,524

Materials—2.8%
Chemicals—1.4%
Air Liquide SA	37,337	4,755,530
Akzo Nobel NV	15,895	1,439,203
Albemarle Corp.	3,710	522,702
DowDuPont, Inc.	38,139	2,757,831
Eastman Chemical Co.	16,900	1,534,689
Essentra plc	176,040	1,244,262
Linde AG2	10,104	2,169,665
Novozymes AS, Cl. B	43,017	2,375,937
PPG Industries, Inc.	28,280	3,287,267
Sika AG	263	1,948,763
Westlake Chemical Partners LP1	32,300	718,675
		22,754,524

Construction Materials—0.3%
Indocement Tunggal Prakarsa Tbk PT	387,500	643,327
James Hardie Industries plc	68,000	1,038,850
UltraTech Cement Ltd.	13,428	912,400
Vulcan Materials Co.	16,350	1,990,613
		4,585,190

Containers & Packaging—0.2%
CCL Industries, Inc., Cl. B	58,378	2,813,692
WestRock Co.	16,060	984,960
		3,798,652

Metals & Mining—0.9%
Agnico Eagle Mines Ltd.	15,910	710,063
Alrosa PJSC	462,362	596,537
Anglo American plc	183,800	3,463,080
Compass Minerals International, Inc.	7,550	495,280
Glencore plc[2]	549,320	2,644,846
Grupo Mexico SAB de CV	318,773	1,036,541
Korea Zinc Co. Ltd.	3,627	1,659,591
Newcrest Mining Ltd.	113,700	1,939,701
Polyus PJSC, GDR[3]	6,900	283,245
Real Gold Mining Ltd.[2,4]	273,000	350

25      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value
Metals & Mining (Continued)
Zhaojin Mining Industry Co. Ltd., Cl. H	1,132,500	$922,580
		13,751,814

Telecommunication Services—1.9%
Diversified Telecommunication Services—1.3%
AT&T, Inc.	36,040	1,212,746
BT Group plc, Cl. A	281,702	974,110
Iliad SA	7,340	1,833,209
Inmarsat plc	119,800	988,209
Nippon Telegraph & Telephone Corp.	180,000	8,721,354
Spark New Zealand Ltd.	1,114,291	2,806,921
Verizon Communications, Inc.	91,310	4,371,010
		20,907,559

Wireless Telecommunication Services—0.6%
China Mobile Ltd.	104,500	1,050,324
Rogers Communications, Inc., Cl. B	51,272	2,660,373
SK Telecom Co. Ltd.	11,598	2,733,821
SoftBank Group Corp.	22,000	1,946,977
Vodafone Group plc	489,960	1,401,812
		9,793,307

Utilities—0.9%
Electric Utilities—0.6%
Edison International	31,310	2,503,234
Entergy Corp.	12,660	1,092,052
NextEra Energy, Inc.	2,971	460,713
PG&E Corp.	102,880	5,943,378
		9,999,377

Gas Utilities—0.1%
AmeriGas Partners LP1	23,945	1,083,511

Multi-Utilities—0.2%
National Grid plc	247,110	2,973,793
SCANA Corp.	6,170	266,174
		3,239,967
Total Common Stocks (Cost $864,657,267)		1,002,874,750

Preferred Stocks—0.1%
Lojas Americanas SA, Preference	229,614	1,233,948
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.	629,697	96,344
Total Preferred Stocks (Cost $1,246,203)		1,330,292

	Units
Rights, Warrants and Certificates—0.0%
Banco Santander SA Rts., Strike Price 1EUR, Exp. 11/15/17[2]	520,298	24,849
Ferrovial SA Rts., Strike Price 1EUR, Exp. 11/13/17[2]	174,193	83,801
Total Rights, Warrants and Certificates (Cost $106,336)		108,650

26      OPPENHEIMER GLOBAL ALLOCATION FUND

		Principal Amount	Value
U.S. Government Obligations—3.3%
United States Treasury Bonds, 2.875%, 8/15/45		$17,022,000	$17,036,629
United States Treasury Nts., 1.625%, 2/15/26[5,6]		38,920,000	36,882,021
Total U.S. Government Obligations (Cost $55,663,093)			53,918,650

Foreign Government Obligations—4.7%
Arab Republic of Egypt, 15.00% Unsec. Nts., 10/3/20	EGP	4,250,000	237,839
Argentine Republic:
16.00% Bonds, 10/17/23	ARS	4,825,000	277,979
24.756% [BADLARPP+325] Sr. Unsec. Nts., 3/1/20[7]	ARS	16,346,000	975,419
27.146% [ARPP7DRR] Unsec. Nts., 6/21/20[7]	ARS	1,600,000	97,144
Federative Republic of Brazil:
10.00% Unsec. Nts., 1/1/19	BRL	9,420,000	2,963,414
10.00% Unsec. Nts., 1/1/21	BRL	18,465,000	5,793,617
10.00% Unsec. Nts., 1/1/23	BRL	3,930,000	1,222,153
17.517% Unsec. Nts., 5/15/45[8]	BRL	495,000	502,523
18.077% Unsec. Nts., 8/15/22[8]	BRL	1,200,000	1,170,474
Hungary:
Series 20/A, 7.50% Bonds, 11/12/20	HUF	116,700,000	527,451
Series 25/B, 5.50% Bonds, 6/24/25	HUF	575,000,000	2,663,000
Series 27/A, 3.00% Bonds, 10/27/27	HUF	70,000,000	275,075
Kingdom of Thailand, 1.875% Sr. Unsec. Nts., 6/17/22	THB	80,500,000	2,428,173
Malaysia:
3.26% Sr. Unsec. Nts., 3/1/18	MYR	2,170,000	513,027
4.24% Sr. Unsec. Nts., 2/7/18	MYR	1,660,000	393,354
4.378% Sr. Unsec. Nts., 11/29/19	MYR	3,000,000	723,530
Oriental Republic of Uruguay, 9.875% Sr. Unsec. Nts., 6/20/22[3]	UYU	29,910,000	1,094,505
Republic of Chile:
4.50% Unsec. Nts., 2/28/21	CLP	1,220,000,000	1,968,551
4.50% Bonds, 3/1/26	CLP	200,000,000	316,123
Republic of Colombia:
Series B, 7.00% Bonds, 5/4/22	COP	3,390,000,000	1,164,413
Series B, 7.50% Bonds, 8/26/26	COP	3,650,000,000	1,274,039
Series B, 10.00% Bonds, 7/24/24	COP	2,400,000,000	946,062
Republic of Indonesia:
Series FR61, 7.00% Sr. Unsec. Nts., 5/15/22	IDR	19,900,000,000	1,500,207
Series FR71, 9.00% Sr. Unsec. Nts., 3/15/29	IDR	20,700,000,000	1,739,945
Series FR72, 8.25% Sr. Unsec. Nts., 5/15/36	IDR	28,900,000,000	2,323,839
Series FR73, 8.75% Sr. Unsec. Nts., 5/15/31	IDR	29,650,000,000	2,459,447
Republic of Peru:
6.35% Sr. Unsec. Nts., 8/12/28[3]	PEN	5,945,000	1,968,509
6.95% Sr. Unsec. Nts., 8/12/31[3]	PEN	760,000	262,877
7.84% Sr. Unsec. Nts., 8/12/20[3]	PEN	2,180,000	743,481
8.20% Sr. Unsec. Nts., 8/12/26[3]	PEN	2,255,000	851,693
Republic of Poland:
Series 0721, 1.75% Bonds, 7/25/21	PLN	8,010,000	2,155,908
Series 0726, 2.50% Bonds, 7/25/26	PLN	6,960,000	1,789,888
Series 0922, 5.75% Bonds, 9/23/22	PLN	1,225,000	383,750
Republic of South Africa:
Series 2023, 7.75% Bonds, 2/28/23	ZAR	4,700,000	323,164

27 OPPENHEIMER GLOBAL ALLOCATION FUND

    CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value
Foreign Government Obligations (Continued)
Republic of South Africa: (Continued)
Series 2030, 8.00% Bonds, 1/31/30	ZAR	18,640,000	$1,167,649
Series 2037, 8.50% Bonds, 1/31/37	ZAR	16,550,000	1,020,815
Series R186, 10.50% Bonds, 12/21/26	ZAR	16,975,000	1,301,781
Series R208, 6.75% Sr. Unsec. Nts., 3/31/21	ZAR	42,700,000	2,900,359
Series R214, 6.50% Bonds, 2/28/41	ZAR	9,140,000	439,591
Republic of Turkey:
8.50% Bonds, 7/10/19	TRY	1,165,000	289,918
8.80% Bonds, 11/14/18	TRY	1,100,000	280,397
10.70% Bonds, 2/17/21	TRY	2,670,000	673,200
11.00% Bonds, 2/24/27	TRY	7,820,000	2,003,675
Romania, 5.95% Bonds, 6/11/21	RON	5,640,000	1,572,784
Russian Federation:
Series 6209, 7.60% Bonds, 7/20/22	RUB	88,675,000	1,535,027
Series 6210, 6.80% Bonds, 12/11/19	RUB	126,800,000	2,147,794
Series 6211, 7.00% Bonds, 1/25/23	RUB	154,200,000	2,602,494
Series 6212, 7.05% Bonds, 1/19/28	RUB	18,000,000	298,796
Series 6216, 6.70% Bonds, 5/15/19	RUB	338,600,000	5,740,220
United Mexican States:
Series M, 5.75% Bonds, 3/5/26	MXN	45,000,000	2,133,843
Series M, 8.00% Bonds, 6/11/20	MXN	10,000,000	534,049
Series M, 8.00% Sr. Unsec. Nts., 12/7/23	MXN	3,800,000	207,153
Series M10, 8.50% Bonds, 12/13/18	MXN	48,250,000	2,555,657
Series M20, 8.50% Sr. Unsec. Nts., 5/31/29	MXN	17,020,000	969,439
Series M20, 10.00% Bonds, 12/5/24	MXN	33,450,000	2,025,268
Series M30, 8.50% Sr. Unsec. Nts., 11/18/38	MXN	5,880,000	338,821
Series M30, 10.00% Bonds, 11/20/36	MXN	2,750,000	179,855
Total Foreign Government Obligations (Cost $76,652,403)			76,949,158

Non-Convertible Corporate Bond and Note—0.0%
Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22 (Cost $211,042)		210,000	224,753

				Notional
	Counter-	Exercise	Expiration	Amount	Contracts
	party	Price	Date	(000’s)	(000’s)
Over-the-Counter Option Purchased—0.0%
CLP Currency Put[2] (Cost $24,039)	GSCO-OT	CLP637.000	1/12/18	CLP 5,096,000	CLP 1,130,000	29,380

		Principal Amount
Short-Term Notes—0.1%
Arab Republic of Egypt Treasury Bills, 17.25%, 7/3/18[9]	EGP	16,000,000	809,963
Arab Republic of Egypt Treasury Bills, 17.946%, 4/3/18[9]	EGP	11,000,000	582,117
Argentine Republic Treasury Bills, 26.906%, 6/21/18[9]	ARS	6,100,000	292,848
Total Short-Term Notes (Cost $1,690,472)			1,684,928

		Shares
Investment Companies—29.5%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.01%[10,11]		178,062,806	178,062,806

28 OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Investment Companies (Continued)
Oppenheimer Master Event-Linked Bond Fund, LLC[10]	4,616,016	$68,756,417
Oppenheimer Master Loan Fund, LLC[10]	7,213,775	120,382,841
Oppenheimer Senior Floating Rate Fund, Cl. I10	4,392,376	35,534,323
PowerShares Senior Loan Portfolio Exchange Traded Fund	3,351,165	77,478,935
Total Investment Companies (Cost $487,651,277)		480,215,322

Total Investments, at Value (Cost $1,487,902,132)	99.3%	1,617,335,883
Net Other Assets (Liabilities)	0.7	12,076,266
Net Assets	100.0%	$1,629,412,149

Footnotes to Consolidated Statement of Investments

1. Security is a Master Limited Partnership.

2. Non-income producing security.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $17,331,794 or 1.06% of the Fund’s net assets at period end.

4. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying

Consolidated Notes.

5. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $7,757,354. See Note 6 of the accompanying Consolidated Notes.

6. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $3,344,210. See Note 6 of the accompanying Consolidated Notes.

7. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

8. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

9. Zero coupon bond reflects effective yield on the original acquisition date.

10. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	October 31, 2016	Additions	Reductions	October 31, 2017
Oppenheimer Institutional Government Money Market Fund, Cl. E	23,914,591	528,837,739	374,689,524	178,062,806
Oppenheimer Master Event-Linked Bond Fund, LLC	4,921,101	—	305,085	4,616,016
Oppenheimer Master Loan Fund, LLC	7,213,775	—	—	7,213,775
Oppenheimer Senior Floating Rate Fund, Cl. I	4,985,986	194,466	788,076	4,392,376

				Change in
			Realized	Unrealized
	Value	Income	Gain (Loss)	Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$178,062,806	$460,780	$—	$—

29        OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued
Footnotes to Consolidated Statement of Investments (Continued)

					Change in
				Realized	Unrealized
	Value	Income		Gain (Loss)	Gain (Loss)

Oppenheimer Master Event-Linked Bond Fund, LLC	$68,756,417	$4,791,351	[a]	$(488,901)[a]	$(9,079,810)[a]
Oppenheimer Master Loan Fund, LLC	120,382,841	7,008,693	[b]	(85,233)[b]	(236,550)[b]
Oppenheimer Senior Floating Rate Fund, Cl. I	35,534,323	1,575,974		149,734	47,666

Total	$ 402,736,387	$13,836,798		$(424,400)	$(9,268,694)

a. Represents the amount allocated to the Fund from Oppenheimer Master Event-linked Bond Fund, LLC.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

11. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings (Unaudited)	Value	Percent
United States	$962,991,671	59.5%
Japan	92,788,420	5.7
France	81,905,763	5.1
United Kingdom	60,897,006	3.8
Germany	48,567,576	3.0
China	44,961,781	2.8
Switzerland	40,048,633	2.5
Canada	30,420,263	1.9
India	22,071,122	1.4
Netherlands	20,898,854	1.3
Russia	19,340,834	1.2
Spain	18,611,454	1.1
South Korea	18,271,705	1.1
Brazil	16,987,880	1.0
Hong Kong	14,231,504	0.9
Mexico	14,089,797	0.9
South Africa	11,828,322	0.7
Indonesia	10,710,280	0.7
Denmark	9,469,115	0.6
Taiwan	6,485,973	0.4
Malaysia	6,031,457	0.4
Australia	4,893,111	0.3
Thailand	4,615,565	0.3
Colombia	4,595,545	0.3
Peru	4,526,090	0.3
Poland	4,468,751	0.3
Turkey	4,429,190	0.3
Sweden	4,314,263	0.3
Philippines	4,252,219	0.3
Hungary	3,465,526	0.2
New Zealand	2,806,921	0.2

30        OPPENHEIMER GLOBAL ALLOCATION FUND

Geographic Holdings (Unaudited) (Continued)	Value	Percent
Chile	$2,426,726	0.1%
Singapore	2,395,511	0.1
Ireland	2,296,253	0.1
United Arab Emirates	2,190,577	0.1
Egypt	2,181,340	0.1
Finland	1,850,221	0.1
Belgium	1,785,317	0.1
Argentina	1,686,646	0.1
Romania	1,572,784	0.1
Bermuda	1,324,299	0.1
Italy	1,271,939	0.1
Uruguay	1,094,505	0.1
Nigeria	600,172	0.0
Israel	446,121	0.0
Vietnam	147,600	0.0
Portugal	89,281	0.0

Total	$1,617,335,883	100.0%

Forward Currency Exchange Contracts as of October 31, 2017
Counter- party	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BAC	11/2017	BRL	270	USD	83	$—	$868
BAC	12/2017	CLP	6,699,200	USD	10,865	—	343,937
BAC	12/2017	MYR	73,030	USD	17,347	58,135	129,438
BAC	12/2017	RUB	914,800	USD	15,799	—	231,172
BAC	12/2017	TRY	200	USD	54	—	1,624
BAC	11/2017	USD	82	BRL	270	—	127
BAC	12/2017	USD	917	CLP	577,100	10,409	—
BAC	12/2017	USD	16,142	EUR	13,670	180,456	—
BAC	12/2017	USD	761	MYR	3,185	7,005	—
BAC	12/2017	USD	1,107	RUB	64,800	5,625	—
BOA	11/2017	BRL	470	USD	149	—	5,714
BOA	12/2017	CLP	5,008,000	USD	8,131	—	265,896
BOA	12/2017	COP	33,494,000	USD	11,323	—	355,979
BOA	03/2018	CZK	8,700	USD	405	—	6,988
BOA	12/2017	HUF	27,800	USD	107	—	2,277
BOA	12/2017	IDR	109,905,000	USD	8,132	—	61,645
BOA	12/2017	INR	176,000	USD	2,726	—	19,950
BOA	12/2017	KRW	18,323,000	USD	16,247	143,952	—
BOA	12/2017	MXN	2,300	USD	124	—	5,342
BOA	12/2017	NOK	125,720	USD	16,100	—	692,170
BOA	12/2017	PLN	260	USD	71	622	—
BOA	12/2017	SEK	253,830	USD	31,870	—	1,472,431
BOA	12/2017	THB	14,400	USD	433	333	—
BOA	12/2017	TWD	246,000	USD	8,203	—	18,920
BOA	11/2017	USD	143	BRL	470	—	221
BOA	12/2017	USD	31,382	CAD	38,160	1,791,017	—
BOA	12/2017	USD	31,910	EUR	26,550	910,025	—
BOA	12/2017	USD	1,019	IDR	13,791,100	5,261	—
BOA	12/2017	USD	1,622	INR	106,500	—	14,942

31        OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation

BOA	12/2017	USD	13,486	JPY	1,532,000	$—	$22,507
BOA	12/2017	USD	14,612	KRW	16,475,000	—	125,158
BOA	12/2017	USD	19	PLN	70	247	—
BOA	12/2017	USD	17	RON	65	496	—
BOA	12/2017	USD	31,791	SEK	258,230	867,038	—
BOA	12/2017	USD	99	THB	3,300	—	534
BOA	12/2017	USD	21	TRY	80	663	—
BOA	12/2017	USD	2,598	ZAR	34,620	170,344	—
BOA	12/2017	ZAR	540	USD	40	—	1,875
CITNA-B	12/2017	BRL	230	USD	70	99	—
CITNA-B	12/2017	EUR	42,170	USD	49,930	—	690,940
CITNA-B	12/2017	JPY	3,577,000	USD	33,204	—	1,681,325
CITNA-B	12/2017	MXN	6,900	USD	383	—	26,525
CITNA-B	12/2017	PLN	760	USD	207	2,139	—
CITNA-B	12/2017	SEK	177,480	USD	22,284	—	1,029,816
CITNA-B	12/2017	TRY	170	USD	44	—	52
CITNA-B	12/2017	USD	1,487	ARS	26,980	—	3,186
CITNA-B	12/2017	USD	14	CZK	300	267	—
CITNA-B	12/2017	USD	22,425	JPY	2,505,000	336,095	—
CITNA-B	12/2017	USD	10,974	MXN	206,500	285,034	—
CITNA-B	12/2017	USD	17,478	NOK	139,730	353,306	—
CITNA-B	12/2017	USD	2,238	PEN	7,260	9,548	—
CITNA-B	12/2017	USD	6,230	TRY	23,750	68,351	23,169
CITNA-B	12/2017	USD	2,560	ZAR	33,330	220,091	—
CITNA-B	12/2017	ZAR	710	USD	51	—	1,431
DEU	12/2017	NOK	14,010	USD	1,812	—	95,005
DEU	12/2017	PLN	96,960	USD	27,280	—	638,647
DEU	12/2017	TRY	115,000	USD	32,783	—	2,836,752
DEU	12/2017	USD	36,646	CHF	34,705	1,758,022	—
DEU	12/2017	USD	85,461	EUR	70,960	2,605,905	—
DEU	12/2017	USD	3,271	GBP	2,455	6,289	—
DEU	12/2017	USD	2,669	HUF	675,000	138,642	—
DEU	12/2017	USD	1,627	RON	6,215	54,460	—
GSCO-OT	11/2017	BRL	190	USD	60	—	1,737
GSCO-OT	12/2017	COP	166,000	USD	56	—	1,587
GSCO-OT	12/2017	IDR	3,366,000	USD	247	249	179
GSCO-OT	12/2017	INR	113,600	USD	1,711	35,605	—
GSCO-OT	12/2017	MXN	10,100	USD	540	650	18,565
GSCO-OT	12/2017	MYR	565	USD	134	46	307
GSCO-OT	12/2017	PHP	1,000	USD	19	—	63
GSCO-OT	12/2017	PLN	420	USD	115	886	34
GSCO-OT	12/2017	RON	195	USD	50	—	955
GSCO-OT	12/2017	RUB	96,800	USD	1,665	—	19,885
GSCO-OT	12/2017	TRY	1,390	USD	372	—	10,670
GSCO-OT	11/2017 - 12/2017	USD	1,464	BRL	4,820	—	3,707
GSCO-OT	12/2017	USD	42	COP	125,000	1,514	—
GSCO-OT	12/2017	USD	23	HUF	6,000	203	—
GSCO-OT	12/2017	USD	94	IDR	1,275,000	489	—

32        OPPENHEIMER GLOBAL ALLOCATION FUND

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation

GSCO-OT	12/2017	USD	67	INR	4,400	$—	$585
GSCO-OT	12/2017	USD	157	MXN	2,900	7,021	—
GSCO-OT	12/2017	USD	9,582	MYR	40,190	79,274	3,434
GSCO-OT	12/2017	USD	43	PEN	140	—	82
GSCO-OT	12/2017	USD	47	TRY	170	2,382	—
GSCO-OT	12/2017	USD	41	ZAR	570	1,348	—
HSBC	12/2017	CNH	9,520	USD	1,427	4,318	—
HSBC	12/2017	COP	27,658,000	USD	9,392	—	335,714
HSBC	12/2017	HUF	11,000	USD	41	78	—
HSBC	12/2017	MXN	1,700	USD	90	—	1,755
HSBC	12/2017	PLN	270	USD	74	301	—
HSBC	12/2017	THB	600	USD	18	—	103
HSBC	12/2017	USD	3,494	DKK	21,515	117,093	—
HSBC	12/2017	USD	56,257	GBP	42,841	—	715,239
HSBC	12/2017	USD	18,035	HKD	140,570	5,170	—
HSBC	12/2017	USD	6,710	NZD	9,285	360,953	—
HSBC	12/2017	USD	1,562	PEN	5,080	2,641	—
HSBC	12/2017	USD	7,923	PLN	29,110	—	75,298
HSBC	12/2017	USD	18,745	SEK	148,210	996,391	—
JPM	12/2017	CLP	5,344,000	USD	8,561	1,474	169,766
JPM	12/2017	COP	7,321,000	USD	2,465	—	69,290
JPM	12/2017 - 03/2018	EUR	7,195	USD	8,512	1,782	110,901
JPM	12/2017	IDR	138,887,000	USD	10,355	—	156,050
JPM	12/2017	INR	650,200	USD	10,076	149	72,205
JPM	12/2017	JPY	914,000	USD	8,188	—	133,056
JPM	12/2017	MXN	164,800	USD	9,184	—	650,367
JPM	12/2017	PHP	32,700	USD	636	—	5,717
JPM	12/2017	RUB	499,500	USD	8,528	—	28,326
JPM	12/2017	THB	66,900	USD	2,024	—	10,037
JPM	12/2017	TRY	6,790	USD	1,917	—	152,374
JPM	12/2017	TWD	527,000	USD	17,717	13,432	198,866
JPM	12/2017	USD	39,903	CNH	260,140	787,181	—
JPM	03/2018	USD	345	EUR	285	10,789	—
JPM	12/2017	USD	7,985	IDR	107,152,000	116,821	—
JPM	12/2017	USD	5,052	ILS	17,700	18,438	—
JPM	12/2017	USD	7,986	INR	515,000	61,930	—
JPM	12/2017	USD	4,744	KRW	5,422,000	—	105,908
JPM	12/2017	USD	8,702	MXN	164,800	168,646	—
JPM	12/2017	USD	4,407	PHP	225,000	69,426	—
JPM	12/2017	USD	52	RON	200	1,138	—
JPM	12/2017	USD	7,404	RUB	433,800	32,544	—
JPM	12/2017	USD	1,718	SGD	2,300	29,636	—
JPM	12/2017	USD	6,596	THB	218,000	32,961	—
TDB	11/2017 - 12/2017	BRL	16,580	USD	5,104	436	43,199
TDB	12/2017	PLN	9,610	USD	2,670	—	28,784
TDB	12/2017	USD	12,717	AUD	15,843	596,981	—
TDB	11/2017 - 12/2017	USD	7,099	BRL	22,970	92,132	—
TDB	12/2017	USD	44	HUF	11,400	1,400	—

33        OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

TDB	12/2017	USD	23,782	TRY	91,250	$20,177	$—

Total Unrealized Appreciation and Depreciation						$13,663,961	$13,931,308

Futures Contracts as of October 31, 2017
Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation (Depreciation)

Canadian Bonds, 10 yr.	Buy	12/18/17	130	CAD 13,622	$13,848,461	$226,817
Euro-BUND	Buy	12/7/17	577	EUR 108,083	109,387,276	1,303,826
Japanese Bonds, 10 yr.	Buy	12/13/17	89	JPY 117,674	117,776,967	102,924
MSCI Emerging Market Index	Buy	12/15/17	198	USD 10,945	11,129,580	185,070
Nikkei 225 Index	Sell	12/7/17	39	JPY 6,572	7,528,693	(956,686)
S&P 500 E-Mini Index	Sell	12/15/17	339	USD 41,935	43,608,113	(1,673,531)
SPI 200 Index	Buy	12/21/17	142	AUD 15,509	15,997,651	488,800
STOXX Europe 600 Index	Sell	12/15/17	318	EUR 6,909	7,312,136	(403,283)
United Kingdom Long Bonds, 10 yr.	Buy	12/27/17	227	GBP 37,282	37,484,257	202,408
United States Treasury Long Bonds	Buy	12/19/17	85	USD 13,222	12,959,844	(262,450)
United States Treasury Nts., 10 yr.	Buy	12/19/17	13	USD 1,647	1,624,188	(23,279)
United States Treasury Nts., 5 yr.	Buy	12/29/17	589	USD 69,729	69,023,438	(706,045)
United States Ultra Bonds	Buy	12/19/17	98	USD 16,480	16,148,563	(331,688)

						$(1,847,117)

Over-the-Counter Options Written at October 31, 2017
Description	Counter -party	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value

CLP Currency Put	GSCO-OT	CLP 662.000	1/12/18	CLP (1,175,000)	CLP 5,296,000	$7,286	$(8,225)

CLP Currency Call	GSCO-OT	CLP 615.000	1/12/18	CLP (1,091,000)	CLP 4,920,000	9,941	(5,455)

Total Over-the-Counter Options Written						$17,227	$(13,680)

34        OPPENHEIMER GLOBAL ALLOCATION FUND

Centrally Cleared Interest Rate Swaps at October 31, 2017
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Value	Unrealized Appreciation (Depreciation)

GSCOI	Pay	MXN TIIE BANXICO	7.350%	3/11/22	MXN 41,358	$10,316	$10,316

JPM	Receive	BZDI	9.395	1/2/23	BRL 7,075	27,700	27,700

JPM	Pay	BZDI	8.840	1/4/21	BRL 19,130	(37,038)	(37,038)

JPM	Receive	BZDI	7.535	1/2/19	BRL 20,580	(9,220)	(9,220)

JPM	Receive	BZDI	7.720	7/2/18	BRL 48,270	(52,546)	(52,546)

JPM	Pay	BZDI	10.500	7/1/20	BRL 58,285	(22,168)	(22,168)

JPM	Receive	Three-Month USD BBA LIBOR	2.118	3/20/22	USD 1,965	(8,226)	(8,226)

SIB	Pay	BZDI	9.465	1/2/25	BRL 3,765	(26,170)	(26,170)

SIB	Pay	BZDI	10.000	1/2/25	BRL 4,145	(4,312)	(4,312)

UBS	Pay	MXN TIIE BANXICO	6.860	7/21/22	MXN 67,600	(52,898)	(52,898)

Total Centrally Cleared Interest Rate Swaps						$(174,562)	$(174,562)

Over-the-Counter Interest Rate Swaps at October 31, 2017
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Value	Unrealized Appreciation (Depreciation)

BOA	Pay	Six-Month INR FBIL MIBOR OIS Compound	6.250%	9/29/22	INR 93,800	$(1,735)	$(1,735)

BOA	Pay	Six-Month INR FBIL MIBOR OIS Compound	6.350	6/5/22	INR 247,500	18,318	18,318

BOA	Pay	Six-Month INR FBIL MIBOR OIS Compound	6.290	9/28/22	INR 199,500	2,998	2,998

BOA	Pay	Three-Month MYR KLIBOR BNM	3.290	10/27/18	MYR 10,430	(6,139)	(6,139)

BOA	Pay	Three-Month MYR KLIBOR BNM	3.470	10/27/21	MYR 17,050	(38,333)	(38,333)

CITNA-B	Pay	Six-Month CLP TNA	3.410	9/20/22	CLP 807,000	(3,124)	(3,124)

GSCOI	Pay	Three-Month KRW CD KSDA	2.090	10/25/19	KRW 3,858,000	(2,742)	(2,742)

GSCOI	Receive	Three-Month KRW CD KSDA	2.088	10/25/22	KRW 798,000	2,602	2,602

GSCOI	Receive	Three-Month COP IBR OIS Compound	5.175	4/20/20	COP 9,387,500	30,537	30,537

GSCOI	Receive	1 Time COP IBR OIS Compound	5.010	7/14/18	COP 29,471,500	(28,231)	(28,231)

GSCOI	Pay	Three-Month COP IBR OIS Compound	6.260	7/14/27	COP 3,648,800	23,118	23,118

35        OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Over-the-Counter Interest Rate Swaps (Continued)
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Value	Unrealized Appreciation (Depreciation)

		Three-Month
		COP IBR OIS			COP
JPM	Pay	Compound	5.700%	3/8/19	14,175,000	$72,714	$72,714

JPM	Pay	BZDI	10.130	7/1/19	BRL 35,205	39,243	39,243

Total Over-the-Counter Interest Rate Swaps						$109,226	$109,226

Over-the-Counter Interest Rate Swaptions Written at October 31, 2017
Description	Counter- party	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value
Six-
Month
Interest Rate			PLN
Swap Maturing			WIBOR
2/6/23 Call	GSCOI	Pay	WIBO	2.580%	2/2/18	PLN	13,850	$19,602	$(19,596)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
SIB	Banco Santander SA
TDB	Toronto Dominion Bank
UBS	UBS AG

Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Offshore Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
EGP	Egyptian Pounds
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah

36        OPPENHEIMER GLOBAL ALLOCATION FUND

Currency abbreviations indicate amounts reporting in currencies (Continued)

ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian New Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira
TWD	New Taiwan Dollar
UYU	Uruguay Peso
ZAR	South African Rand

Definitions
ARPP7DRR	Argentina Central Bank 7 Day Repo Reference Rate
BADLARPP	Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BNM	Bank Negara Malaysia
BUND	German Federal Obligation
BZDI	Brazil Interbank Deposit Rate
CD	Certificate of Deposit
FBIL	Financial Benchmarks India Private Ltd.
IBR	Indicador Bancario de Referencia
KLIBOR	Kuala Lumpur Interbank Offered Rate
KSDA	Korean Securities Dealers Assn.
MIBOR	Mumbai Interbank Offered Rate
MSCI	Morgan Stanley Capital International
NIKKEI 225	225 top-rated Japanese Companies listed on the Tokyo Stock Exchange
OIS	Overnight Index Swap
S&P	Standard & Poor’s
TIIE	Interbank Equilibrium Interest Rate
TNA	Non-Deliverable CLP Camara
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

See accompanying Notes to Consolidated Financial Statements.

37        OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF
ASSETS AND LIABILITIES October 31, 2017

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $1,078,397,006)	$1,214,599,496
Affiliated companies (cost $409,505,126)	402,736,387
1,617,335,883
Cash	5,310,751
Cash—foreign currencies (cost $838,344)	838,999
Cash used for collateral on centrally cleared swaps	475,199
Unrealized appreciation on forward currency exchange contracts	13,663,961
Swaps, at value	189,530
Centrally cleared swaps, at value	38,016
Receivables and other assets:
Investments sold	5,328,166
Interest and dividends	4,064,888
Shares of beneficial interest sold	983,720
Variation margin receivable	202,860
Other	375,480
Total assets	1,648,807,453
Liabilities
Unrealized depreciation on forward currency exchange contracts	13,931,308
Options written, at value (premiums received $17,227)	13,680
Swaps, at value	80,304
Centrally cleared swaps, at value	212,578
Swaptions written, at value (premiums received $19,602)	19,596
Payables and other liabilities:
Investments purchased	2,573,161
Shares of beneficial interest redeemed	1,102,455
Trustees’ compensation	528,244
Distribution and service plan fees	314,304
Foreign capital gains tax	227,040
Variation margin payable	207,753
Shareholder communications	30,754
Other	154,127
Total liabilities	19,395,304
Net Assets	$1,629,412,149

Composition of Net Assets
Par value of shares of beneficial interest	$842,323
Additional paid-in capital	1,501,337,377
Accumulated net investment loss	(7,499,337)
Accumulated net realized gain on investments and foreign currency transactions	6,969,948
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	127,761,838
Net Assets	$1,629,412,149

38      OPPENHEIMER GLOBAL ALLOCATION FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $1,193,012,509 and 61,242,209 shares of beneficial interest outstanding)	$19.48

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$20.67

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $7,271,572 and 389,530 shares of beneficial interest outstanding)	$18.67

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $237,072,481 and 12,694,693 shares of beneficial interest outstanding)	$18.67

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $28,162,795 and 1,446,089 shares of beneficial interest outstanding)	$19.48

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $42,853,730 and 2,241,611 shares of beneficial interest outstanding)	$19.12

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $121,039,062 and 6,218,198 shares of beneficial interest outstanding)	$19.47

See accompanying Notes to Consolidated Financial Statements.

39      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF
OPERATIONS For the Year Ended October 31, 2017

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$4,783,799
Dividends	7,552
Net expenses	(339,557)
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	4,451,794
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	6,726,214
Dividends	282,479
Net expenses	(415,608)
Net investment income allocated from Oppenheimer Master Loan Fund, LLC	6,593,085
Total allocation of net investment income from master funds	11,044,879
Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $1,326,632)	20,935,211
Affiliated companies (net of foreign withholding taxes of $6,878)	2,036,754
Interest (net of foreign withholding taxes of $189,749)	8,320,668
Total investment income	31,292,633
Expenses
Management fees	12,229,336
Distribution and service plan fees:
Class A	2,797,595
Class B	119,242
Class C	2,349,189
Class R	191,716
Transfer and shareholder servicing agent fees:
Class A	2,544,485
Class B	26,396
Class C	519,636
Class I	7,609
Class R	85,846
Class Y	181,955
Shareholder communications:
Class A	57,434
Class B	3,613
Class C	11,680
Class I	207
Class R	1,418
Class Y	1,833
Custodian fees and expenses	145,035
Borrowing fees	36,996
Trustees’ compensation	35,780
Other	368,472
Total expenses	21,715,473

40      OPPENHEIMER GLOBAL ALLOCATION FUND

Expenses (Continued)
Less waivers and reimbursements of expenses	$(1,142,592)
Net expenses	20,572,881
Net Investment Income	21,764,631
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in:
Unaffiliated companies (net of foreign capital gains tax of $8,979)	129,129,852
Affiliated companies	149,734
Option contracts written	(868,393)
Futures contracts	(20,536,498)
Foreign currency transactions	(170,592)
Forward currency exchange contracts	(11,723,197)
Swap contracts	5,258,961
Swaption contracts written	29,263
Net realized gain (loss) allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(488,901)
Oppenheimer Master Loan Fund, LLC	(85,233)
Net realized gain	100,694,996
Net change in unrealized appreciation/depreciation on:
Investment transactions in:
Unaffiliated companies	79,010,964
Affiliated companies	47,666
Translation of assets and liabilities denominated in foreign currencies	290,341
Forward currency exchange contracts	(7,444,173)
Futures contracts	1,075,039
Option contracts written	3,547
Swap contracts	(1,174,867)
Swaption contracts written	6
Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(9,079,810)
Oppenheimer Master Loan Fund, LLC	(236,550)
Net change in unrealized appreciation/depreciation	62,492,163
Net Increase in Net Assets Resulting from Operations	$184,951,790

1. The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 4 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

41      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	October 31, 2017	October 31, 2016
Operations
Net investment income	$21,764,631	$18,273,225
Net realized gain (loss)	100,694,996	(15,866,802)
Net change in unrealized appreciation/depreciation	62,492,163	35,699,082
Net increase in net assets resulting from operations	184,951,790	38,105,505

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(31,957,138)	(18,412,487)
Class B	(409,300)	(321,701)
Class C	(6,145,060)	(2,844,253)
Class I	(744,944)	(180,458)
Class R	(1,026,798)	(512,956)
Class Y	(2,079,058)	(849,669)
	(42,362,298)	(23,121,524)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(53,432,818)	(75,162,877)
Class B	(12,049,760)	(14,955,147)
Class C	(22,478,232)	(10,506,659)
Class I	2,304,081	21,912,567
Class R	1,975,345	323,979
Class Y	52,486,258	14,335,715
	(31,195,126)	(64,052,422)
Net Assets
Total increase (decrease)	111,394,366	(49,068,441)
Beginning of period	1,518,017,783	1,567,086,224
End of period (including accumulated net investment income (loss) of $(7,499,337) and $22,943,380, respectively)	$1,629,412,149	$1,518,017,783

See accompanying Notes to Consolidated Financial Statements.

42      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class A	October 31,	October 31,	October 30,	October 31,	October 31,
	2017	2016	2015[1]	2014	2013

Per Share Operating Data
Net asset value, beginning of period	$17.77	$17.58	$17.43	$17.27	$14.70

Income (loss) from investment operations:
Net investment income[2]	0.28	0.23	0.24	0.27	0.34
Net realized and unrealized gain	1.94	0.23	0.15	0.21	2.41

Total from investment operations	2.22	0.46	0.39	0.48	2.75

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.51)	(0.27)	(0.24)	(0.32)	(0.18)

Net asset value, end of period	$19.48	$17.77	$17.58	$17.43	$17.27

Total Return, at Net Asset Value[3]	12.84%	2.72%	2.26%	2.85%	18.81%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,193,012	$1,139,315	$1,203,181	$1,279,187	$1,369,331

Average net assets (in thousands)	$1,157,102	$1,150,095	$1,247,197	$1,336,323	$1,327,442

Ratios to average net assets:[4,5]
Net investment income	1.51%	1.33%	1.39%	1.58%	2.11%
Expenses excluding specific expenses listed below	1.34%	1.34%	1.33%	1.37%	1.43%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	1.34%	1.34%	1.33%	1.37%	1.43%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.27%	1.28%	1.28%	1.30%	1.35%

Portfolio turnover rate	40%	84%	83%	43%	37%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2017	1.36%
Year Ended October 31, 2016	1.35%
Year Ended October 30, 2015	1.33%
Year Ended October 31, 2014	1.38%
Year Ended October 31, 2013	1.44%

See accompanying Notes to Consolidated Financial Statements.

43      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class B	October 31,	October 31,	October 30,	October 31,	October 31,
	2017	2016	2015[1]	2014	2013

Per Share Operating Data
Net asset value, beginning of period	$17.12	$16.99	$16.86	$16.76	$14.30

Income (loss) from investment operations:
Net investment income[2]	0.13	0.09	0.11	0.13	0.19
Net realized and unrealized gain	1.86	0.23	0.14	0.21	2.34
Total from investment operations	1.99	0.32	0.25	0.34	2.53

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.44)	(0.19)	(0.12)	(0.24)	(0.07)

Net asset value, end of period	$18.67	$17.12	$16.99	$16.86	$16.76

Total Return, at Net Asset Value[3]	11.95%	1.99%	1.45%	2.05%	17.72%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,272	$18,396	$33,478	$56,317	$84,161

Average net assets (in thousands)	$11,960	$24,510	$42,919	$69,381	$91,497

Ratios to average net assets:[4,5]
Net investment income	0.76%	0.54%	0.63%	0.79%	1.24%
Expenses excluding specific expenses listed below	2.12%	2.12%	2.08%	2.21%	2.42%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	2.12%	2.12%	2.08%	2.21%	2.42%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.05%	2.06%	2.03%	2.09%	2.22%

Portfolio turnover rate	40%	84%	83%	43%	37%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2017	2.14%
Year Ended October 31, 2016	2.13%
Year Ended October 30, 2015	2.08%
Year Ended October 31, 2014	2.22%
Year Ended October 31, 2013	2.43%

See accompanying Notes to Consolidated Financial Statements.

44      OPPENHEIMER GLOBAL ALLOCATION FUND

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class C	October 31,	October 31,	October 30,	October 31,	October 31,
	2017	2016	2015[1]	2014	2013

Per Share Operating Data
Net asset value, beginning of period	$17.13	$17.00	$16.88	$16.78	$14.31

Income (loss) from investment operations:
Net investment income[2]	0.14	0.10	0.11	0.14	0.22
Net realized and unrealized gain	1.85	0.23	0.14	0.21	2.33

Total from investment operations	1.99	0.33	0.25	0.35	2.55

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.45)	(0.20)	(0.13)	(0.25)	(0.08)

Net asset value, end of period	$18.67	$17.13	$17.00	$16.88	$16.78

Total Return, at Net Asset Value[3]	11.99%	1.97%	1.50%	2.10%	17.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$237,072	$238,771	$247,445	$262,594	$281,444

Average net assets (in thousands)	$236,259	$240,948	$256,637	$275,145	$273,813

Ratios to average net assets:[4,5]
Net investment income	0.77%	0.58%	0.64%	0.83%	1.39%
Expenses excluding specific expenses listed below	2.09%	2.09%	2.08%	2.12%	2.14%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	2.09%	2.09%	2.08%	2.12%	2.14%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.02%	2.03%	2.03%	2.05%	2.06%

Portfolio turnover rate	40%	84%	83%	43%	37%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2017	2.11%
Year Ended October 31, 2016	2.10%
Year Ended October 30, 2015	2.08%
Year Ended October 31, 2014	2.13%
Year Ended October 31, 2013	2.15%

See accompanying Notes to Consolidated Financial Statements.

45      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 30,	October 31,	October 31,
Class I	2017	2016	2015[1]	2014	2013

Per Share Operating Data
Net asset value, beginning of period	$17.75	$17.56	$17.41	$17.25	$14.69

Income (loss) from investment operations:
Net investment income[2]	0.36	0.29	0.31	0.32	0.34
Net realized and unrealized gain	1.93	0.25	0.16	0.24	2.48

Total from investment operations	2.29	0.54	0.47	0.56	2.82

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.56)	(0.35)	(0.32)	(0.40)	(0.26)

Net asset value, end of period	$19.48	$17.75	$17.56	$17.41	$17.25

Total Return, at Net Asset Value[3]	13.33%	3.18%	2.71%	3.32%	19.35%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$28,163	$23,444	$747	$3,031	$775

Average net assets (in thousands)	$25,390	$9,808	$877	$1,075	$147

Ratios to average net assets:[4,5]
Net investment income	1.93%	1.66%	1.74%	1.90%	2.01%
Expenses excluding specific expenses listed below	0.90%	0.85%	0.88%	0.94%	0.92%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	0.90%	0.85%	0.88%	0.94%	0.92%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.84%	0.79%	0.83%	0.87%	0.84%

Portfolio turnover rate	40%	84%	83%	43%	37%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2017	0.92%
Year Ended October 31, 2016	0.86%
Year Ended October 30, 2015	0.88%
Year Ended October 31, 2014	0.95%
Year Ended October 31, 2013	0.93%

See accompanying Notes to Consolidated Financial Statements.

46      OPPENHEIMER GLOBAL ALLOCATION FUND

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 30,	October 31,	October 31,
Class R	2017	2016	2015[1]	2014	2013

Per Share Operating Data
Net asset value, beginning of period	$17.47	$17.29	$17.15	$17.01	$14.48

Income (loss) from investment operations:
Net investment income[2]	0.23	0.18	0.20	0.23	0.29
Net realized and unrealized gain	1.90	0.24	0.14	0.20	2.38

Total from investment operations	2.13	0.42	0.34	0.43	2.67

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.48)	(0.24)	(0.20)	(0.29)	(0.14)

Net asset value, end of period	$19.12	$17.47	$17.29	$17.15	$17.01

Total Return, at Net Asset Value[3]	12.55%	2.51%	1.98%	2.56%	18.52%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$42,854	$37,321	$36,537	$39,483	$43,683

Average net assets (in thousands)	$39,052	$36,498	$38,398	$42,159	$44,174

Ratios to average net assets:[4,5]
Net investment income	1.26%	1.09%	1.14%	1.33%	1.86%
Expenses excluding specific expenses listed below	1.59%	1.59%	1.58%	1.63%	1.68%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	1.59%	1.59%	1.58%	1.63%	1.68%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.52%	1.53%	1.53%	1.56%	1.60%

Portfolio turnover rate	40%	84%	83%	43%	37%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2017	1.61%
Year Ended October 31, 2016	1.60%
Year Ended October 30, 2015	1.58%
Year Ended October 31, 2014	1.64%
Year Ended October 31, 2013	1.69%

See accompanying Notes to Consolidated Financial Statements.

47      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class Y	October 31,	October 31,	October 30,	October 31,	October 31,
	2017	2016	2015[1]	2014	2013

Per Share Operating Data
Net asset value, beginning of period	$17.75	$17.56	$17.42	$17.26	$14.69

Income (loss) from investment operations:
Net investment income[2]	0.32	0.28	0.29	0.32	0.40
Net realized and unrealized gain	1.94	0.23	0.14	0.22	2.41

Total from investment operations	2.26	0.51	0.43	0.54	2.81

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.54)	(0.32)	(0.29)	(0.38)	(0.24)

Net asset value, end of period	$19.47	$17.75	$17.56	$17.42	$17.26

Total Return, at Net Asset Value[3]	13.13%	2.97%	2.47%	3.17%	19.26%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$121,039	$60,771	$45,698	$40,652	$37,264

Average net assets (in thousands)	$82,959	$52,148	$42,596	$39,075	$33,958

Ratios to average net assets:[4,5]
Net investment income	1.72%	1.63%	1.63%	1.86%	2.47%
Expenses excluding specific expenses listed below	1.10%	1.09%	1.08%	1.09%	1.06%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	1.10%	1.09%	1.08%	1.09%	1.06%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.03%	1.03%	1.03%	1.02%	0.98%

Portfolio turnover rate	40%	84%	83%	43%	37%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2017	1.12%
Year Ended October 31, 2016	1.10%
Year Ended October 30, 2015	1.08%
Year Ended October 31, 2014	1.10%
Year Ended October 31, 2013	1.07%

See accompanying Notes to Consolidated Financial Statements.

48      OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS October 31, 2017

1. Organization

Oppenheimer Global Allocation Fund (the “Fund”), a series of Oppenheimer Quest for Value Funds, is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

    The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

    The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Allocation Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange traded funds related to gold or other special minerals (“Gold ETFs”). The Subsidiary may also invest in certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through

49      OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

basis, to the Subsidiary.

    The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 899 shares with net assets of $4,360,690 in the Subsidiary.

Other financial information at period end:

Total market value of investments*	$—
Net assets	$4,360,690
Net income (loss)	$(61,700)
Net realized gain (loss)	$—
Net change in unrealized appreciation/depreciation	$—

*At period end, the Subsidiary only held cash.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

    Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Consolidated Statement of Operations.

    For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

    Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to

50      OPPENHEIMER GLOBAL ALLOCATION FUND

2. Significant Accounting Policies (Continued)

shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. Prior to July 17, 2017, the Fund paid interest to its custodian on such cash overdrafts, to the extent they were not offset by positive cash balances maintained by the Fund, when applicable, at a rate equal to the negative rolling average balance at an average Federal Funds Rate plus 0.50%. This rate increased to the Federal Funds Rate plus 2.00% effective July 17, 2017. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may

51      OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended October 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

    Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

    The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the Fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

    The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$439,569	$—	$—	$127,325,015

52      OPPENHEIMER GLOBAL ALLOCATION FUND

2. Significant Accounting Policies (Continued)

1. During the reporting period, the Fund utilized $111,062,368 of capital loss carryforward to offset capital gains realized in that fiscal year.

2. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

3. During the reporting period, $334,230,963 of unused capital loss carryforward expired.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments

$334,224,493	$9,845,050	$344,069,543

The tax character of distributions paid during the reporting periods:

	Year Ended October 31, 2017	Year Ended October 31, 2016

Distributions paid from:
Ordinary income	$42,362,298	$23,121,524

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$ 1,487,772,735
Federal tax cost of other investments	(343,716,430)

Total federal tax cost	$ 1,144,056,305

Gross unrealized appreciation	$ 240,225,021
Gross unrealized depreciation	(112,900,006)

Net unrealized appreciation	$ 127,325,015

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP

53      OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades

54      OPPENHEIMER GLOBAL ALLOCATION FUND

3. Securities Valuation (Continued)

may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

    Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

    Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

    Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

    Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms

55      OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$65,101,965	$94,776,624	$ —	$159,878,589
Consumer Staples	41,019,421	48,854,452	—	89,873,873
Energy	54,560,302	8,097,970	—	62,658,272
Financials	101,577,942	56,631,263	—	158,209,205
Health Care	56,429,183	35,089,887	—	91,519,070
Industrials	43,945,051	98,982,435	—	142,927,486
Information Technology	122,276,520	85,617,834	—	207,894,354
Materials	17,764,713	27,125,117	350	44,890,180
Telecommunication Services	8,244,129	22,456,737	—	30,700,866
Utilities	11,349,062	2,973,793	—	14,322,855
Preferred Stocks	1,330,292	—	—	1,330,292
Rights, Warrants and Certificates	24,849	83,801	—	108,650

56      OPPENHEIMER GLOBAL ALLOCATION FUND

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Investments, at Value: (Continued)
U.S. Government Obligations	$—	$53,918,650	$—	$53,918,650
Foreign Government Obligations	—	76,949,158	—	76,949,158
Non-Convertible Corporate Bond and Note	—	224,753	—	224,753
Over-the-Counter Option Purchased	—	29,380	—	29,380
Short-Term Notes	—	1,684,928	—	1,684,928
Investment Companies	291,076,064	189,139,258	—	480,215,322
Total Investments, at Value	814,699,493	802,636,040	350	1,617,335,883
Other Financial Instruments:
Swaps, at value	—	189,530	—	189,530
Centrally cleared swaps, at value	—	38,016	—	38,016
Futures contracts	2,509,845	—	—	2,509,845
Forward currency exchange contracts	—	13,663,961	—	13,663,961
Total Assets	$817,209,338	$816,527,547	$350	$1,633,737,235

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(80,304)	$—	$(80,304)
Centrally cleared swaps, at value	—	(212,578)	—	(212,578)
Options written, at value	—	(13,680)	—	(13,680)
Futures contracts	(4,356,962)	—	—	(4,356,962)
Forward currency exchange contracts	—	(13,931,308)	—	(13,931,308)
Swaptions written, at value	—	(19,596)	—	(19,596)
Total Liabilities	$(4,356,962)	$(14,257,466)	$—	$(18,614,428)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 1*	Transfers out of Level 1**	Transfers into Level 2**	Transfers out of Level 2*
Assets Table Investments, at Value:
Common Stocks
Consumer
Discretionary	$3,228,048	$–	$–	$(3,228,048)
Consumer
Staples	1,077,540	(1,424,178)	1,424,178	(1,077,540)
Financials	5,873,767	–	–	(5,873,767)
Health Care	766,844	–	–	(766,844)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

	Transfers into Level 1*	Transfers out of Level 1**	Transfers into Level 2**	Transfers out of Level 2*
Investments, at Value: (Continued)
Common Stocks (Continued)
Industrials	$506,122	$–	$–	$(506,122)
Information
Technology	2,201,479	–	–	(2,201,479)
Materials	799,099	–	–	(799,099)
Preferred Stocks	2,600,561	–	–	(2,600,561)
Total Assets	$17,053,460	$(1,424,178)	$1,424,178	$(17,053,460)

* Transfers from Level 2 to Level 1 are a result of the availability of quoted prices from an active market which were not available and have become available.

** Transfers from Level 1 to Level 2 are a result of a change in pricing methodology to the use of a valuation determined based on observable market information other than quoted prices from an active market due to a lack of available unadjusted quoted prices.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are

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4. Investments and Risks (Continued)

included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

    Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the 1940 Act, as amended, that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (“Master Loan”) and Oppenheimer Master Event-Linked Bond Fund, LLC (“Master Event-Linked Bond”) (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

    The investment objective of Master Loan is to seek income. The investment objective of Master Event-Linked Bond is to seek total return. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds. The Fund owns 7.7% of Master Loan and 27.1% of Master Event-Linked Bond at period end.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

    The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality

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5. Market Risk Factors (Continued)

securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

    Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

    Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

    The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

    Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

    The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

    During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $366,191,011 and $591,938,773, respectively.

    Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment

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6. Use of Derivatives (Continued)

obligations.

    Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

     The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

    During the reporting period, the Fund had an ending monthly average market value of $318,972,233 and $169,177,518 on futures contracts purchased and sold, respectively.

    Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

    Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

    During the reporting period, the Fund had an ending monthly average market value of $235,893 on purchased put options.

    Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

    The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The Fund must then purchase the underlying security at the higher market price and deliver it for the strike price or, if it owns the underlying security, deliver it at the strike price and forego any benefit from the increase in the price of the underlying security above the strike price. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. The Fund must then purchase the underlying security at the strike price when the market price of the underlying security is below the strike price. Alternatively, the Fund could also close out a written option position, in which case the risk is that the closing transaction will require a premium to be paid by the Fund that is greater than the premium the Fund received. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contact. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.

    During the reporting period, the Fund had an ending monthly average market value of $420 and $3,691 on written call options and written put options, respectively.

    Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

    Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to

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6. Use of Derivatives (Continued)

(owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

    Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Currency Swap Contracts. A currency swap contract is an agreement between counterparties to exchange different currencies at contract inception that are equivalent to a notional value. The exchange at contract inception is made at the current spot rate. The contract also includes an agreement to reverse the exchange of the same notional values of those currencies at contract termination. The re-exchange at contract termination may take place at the same exchange rate, a specified rate or the then current spot rate. Certain currency swap contracts provide for exchanging the currencies only at contract termination and can provide for only a net payment in the settlement currency, typically USD. A currency swap contract may also include the exchange of periodic payments, between the counterparties, that are based on interest rates available in the respective currencies at contract inception. Other currency swap contracts may not provide for exchanging the different currencies at all, and only for exchanging interest cash flows based on the notional value in the contract.

The Fund has entered into currency swap contracts with the obligation to pay an interest rate on the dollar notional amount and receive an interest rate on the various foreign currency notional amounts. These currency swap contracts increase exposure to, or decrease exposure away from, foreign exchange and interest rate risk.

For the reporting period, the Fund had ending monthly average notional amounts of $505,615 on currency swaps which receive a fixed rate.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no currency swap agreements outstanding.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund may enter into interest rate swaps in which it pays the fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Typically, if relative interest rates rise, floating payments under a swap agreement will be greater than the fixed payments.

For the reporting period, the Fund had ending monthly average notional amounts of $16,732,055 and $38,404,410 on interest rate swaps which pay a fixed rate and interest

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

    rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund may enter into total return swaps on various equity securities or indexes to increase or decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay or receive a floating reference interest rate, and an amount equal to the opposite price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. Equity leg payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

Reference leg payments equal a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

The Fund may enter into total return swaps to increase or decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

For the reporting period, the Fund had ending monthly average notional amounts of $42,309,469 on total return swaps which are long the reference asset.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no total return swap agreements outstanding.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

    Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations.

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6. Use of Derivatives (Continued)

When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

    The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

    At period end, the Fund had no purchased swaption contracts outstanding.

    The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed or floating interest rate and receives a floating or fixed interest rate in order to increase or decrease exposure to interest rate risk. A written swaption paying a fixed rate becomes more valuable as the reference interest rate increases relative to the preset interest rate. A written swaption paying a floating rate becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund may enter into currency swaption contracts with the obligation to pay an interest rate on the US dollar notional amount or various foreign currency notional amounts and receive an interest rate on various foreign currency notional amounts or US dollar notional amounts, with an option to replace the contractual currency as disclosed in the Consolidated Statement of Investments. This is done in order to take a positive investment perspective on the related currencies for which the Fund receives a payment. The US dollar swaption contracts seek to increase exposure to foreign exchange rate risk. The foreign currency swaption contracts seek to decrease exposure to foreign exchange rate risk.

During the reporting period, the Fund had an ending monthly average market value of $5,910 on written swaptions.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

    The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

    To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

    At period end, the Fund has required certain counterparties to post collateral of $3,551,826.

    ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

    For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

    The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

    With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

    There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly

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6. Use of Derivatives (Continued)

use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

    Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

    Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

    For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Bank of America NA	$3,911,314	$(3,118,756)	$(781,826)	$–	$10,732
Barclays Bank plc	261,630	(261,630)	–	–	–
Citibank NA	1,274,930	(1,274,930)	–	–	–
Deutsche Bank AG	4,563,318	(3,570,404)	–	(992,914)	–
Goldman Sachs Bank USA	159,047	(75,470)	–	–	83,577
Goldman Sachs International	56,257	(50,569)	–	(5,688)	–
HSBC Bank USA NA	1,486,945	(1,128,109)	–	–	358,836
JPMorgan Chase Bank NA	1,458,304	(1,458,304)	–	–	–

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Toronto Dominion Bank	$711,126	$(71,983)	$–	$(560,000)	$79,143

	$13,882,871	$(11,010,155)	$(781,826)	$(1,558,602)	$532,288

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Bank of America NA	$(3,118,756)	$3,118,756	$–	$–	$–
Barclays Bank plc	(707,166)	261,630	445,536	–	–
Citibank NA	(3,459,568)	1,274,930	2,184,638	–	–
Deutsche Bank AG	(3,570,404)	3,570,404	–	–	–
Goldman Sachs Bank USA	(75,470)	75,470	–	–	–
Goldman Sachs International	(50,569)	50,569	–	–	–
HSBC Bank USA NA	(1,128,109)	1,128,109	–	–	–
JPMorgan Chase Bank NA	(1,862,863)	1,458,304	347,783	–	(56,776)
Toronto Dominion Bank	(71,983)	71,983	–	–	–

	$(14,044,888)	$11,010,155	$2,977,957	$–	$(56,776)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statements of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities at period end:

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6. Use of Derivatives (Continued)

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value
Interest rate contracts	Swaps, at value	$189,530	Swaps, at value	$80,304
Interest rate contracts	Centrally cleared swaps, at value	38,016	Centrally cleared swaps, at value	212,578
Equity contracts	Variation margin receivable	120,038*	Variation margin payable	144,221*
Interest rate contracts	Variation margin receivable	82,822*	Variation margin payable	63,532*
Forward currency exchange contracts	Unrealized appreciation on forward currency exchange contracts	13,663,961	Unrealized depreciation on foreign currency exchange contracts	13,931,308
Forward currency exchange contracts			Options written, at value	13,680
Interest rate contracts			Swaptions written, at value	19,596
Forward currency exchange contracts	Investments, at value	29,380**

Total		$14,123,747		$14,465,219

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts, if any.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Swaption contracts written	Option contracts written	Futures contracts
Credit contracts	$—	$—	$—	$—
Equity contracts	(378,287)	—	—	(11,947,965)
Forward currency exchange contracts	(2,138,717)	—	(868,393)	—
Interest rate contracts	—	29,263	—	(4,235,253)
Volatility contracts	—	—	—	(4,353,280)

Total	$(2,517,004)	$29,263	$(868,393)	$(20,536,498)

Amount of Realized Gain or (Loss) Recognized on Derivatives (Continued)
Derivatives Not Accounted for as Hedging Instruments	Forward currency exchange contracts	Swap contracts	Total
Credit contracts	$—	$1,183,556	$1,183,556
Equity contracts	—	3,967,322	(8,358,930)
Forward currency exchange contracts	(11,723,197)	91,413	(14,638,894)
Interest rate contracts	—	16,670	(4,189,320)
Volatility contracts	—	—	(4,353,280)

Total	$(11,723,197)	$5,258,961	$(30,356,868)

*Includes purchased option contracts and purchased swaption contracts, if any.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies *	Option contracts written	Swaption contracts written	Futures contracts
Credit contracts	$—	$–	$—	$—
Equity contracts	—	–	—	(1,932,599)
Forward currency exchange contracts	29,380	3,547	—	—
Interest rate contracts	—	–	6	3,007,638

Total	$29,380	$3,547	$6	$1,075,039

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives (Continued)
Derivatives Not Accounted for as Hedging Instruments	Forward currency exchange contracts	Swap contracts	Total
Credit contracts	$—	$613,486	$613,486
Equity contracts	—	(1,846,121)	(3,778,720)
Forward currency exchange contracts	(7,444,173)	—	(7,411,246)
Interest rate contracts	—	57,768	3,065,412

Total	$(7,444,173)	$(1,174,867)	$(7,511,068)

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended October 31, 2017		Year Ended October 31, 2016
	Shares	Amount	Shares	Amount

Class A
Sold	5,154,234	$95,608,718	4,318,037	$74,457,689
Dividends and/or distributions reinvested	1,712,064	29,581,846	1,005,177	17,069,106
Redeemed	(9,731,041)	(178,623,382)	(9,660,559)	(166,689,672)

Net decrease	(2,864,743)	$(53,432,818)	(4,337,345)	$(75,162,877)

Class B
Sold	12,873	$227,380	24,548	$409,075
Dividends and/or distributions reinvested	24,311	403,325	19,189	313,734
Redeemed	(722,308)	(12,680,465)	(940,071)	(15,677,956)

Net decrease	(685,124)	$(12,049,760)	(896,334)	$(14,955,147)

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7. Shares of Beneficial Interest (Continued)

	Year Ended October 31, 2017		Year Ended October 31, 2016
	Shares	Amount	Shares	Amount

Class C
Sold	1,750,056	$31,150,274	1,699,806	$28,178,400
Dividends and/or distributions reinvested	333,508	5,532,894	155,174	2,541,264
Redeemed	(3,329,805)	(59,161,400)	(2,470,643)	(41,226,323)

Net decrease	(1,246,241)	$(22,478,232)	(615,663)	$(10,506,659)

Class I
Sold	233,115	$4,345,192	1,332,114	$22,846,875
Dividends and/or distributions reinvested	42,957	744,567	10,439	180,223
Redeemed	(150,802)	(2,785,678)	(64,294)	(1,114,531)

Net increase	125,270	$2,304,081	1,278,259	$21,912,567

Class R
Sold	619,381	$11,315,722	455,469	$7,700,149
Dividends and/or distributions reinvested	57,150	968,474	29,342	489,318
Redeemed	(571,515)	(10,308,851)	(461,073)	(7,865,488)

Net increase	105,016	$1,975,345	23,738	$323,979

Class Y
Sold	4,104,270	$76,565,697	2,947,398	$51,042,862
Dividends and/or distributions reinvested	103,417	1,791,705	42,758	726,535
Redeemed	(1,413,141)	(25,871,144)	(2,169,062)	(37,433,682)

Net increase	2,794,546	$52,486,258	821,094	$14,335,715

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$578,381,203	$705,762,236
U.S. government and government agency obligations	11,395,145	114,982,075

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule
Up to $1.0 billion	0.80%
Next $2.0 billion	0.76
Next $1.0 billion	0.71
Next $1.0 billion	0.66
Next $1.0 billion	0.60
Next $1.0 billion	0.55
Next $2.0 billion	0.50
Over $9.0 billion	0.48

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

    The Fund’s effective management fee for the reporting period was 0.79% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with

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9. Fees and Other Transactions with Affiliates (Continued)

respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	89,130
Accumulated Liability as of October 31, 2017	305,984

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a service fee to the Distributor at an annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

the Fund under the Plans are detailed in the Consolidated Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class R
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor
October 31, 2017	$262,553	$541	$9,197	$18,083	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. During the reporting period, the Manager waived $35,109. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Effective January 1, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, B, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$145,527
Class B	1,385
Class C	29,574
Class R	4,927
Class Y	10,831

This fee waiver and/or reimbursement may be terminated at any time.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in Affiliated Funds. During the reporting period, the Manager waived fees and/or reimbursed the Fund $915,239 for these management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing,

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10. Borrowings and Other Financing (Continued)

if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period.

77      OPPENHEIMER GLOBAL ALLOCATION FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Quest for Value Funds:

We have audited the accompanying consolidated statement of assets and liabilities of Oppenheimer Global Allocation Fund (the Fund), a series of Oppenheimer Quest for Value Funds, and subsidiary, including the consolidated statement of investments, as of October 31, 2017, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Allocation Fund and subsidiary as of October 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

December 22, 2017

78      OPPENHEIMER GLOBAL ALLOCATION FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2017, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2016.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 100% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $21,590,533 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2017, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $1,705,835 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

79      OPPENHEIMER GLOBAL ALLOCATION FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”).Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

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The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Mark Hamilton, Dokyoung Lee, Alessio de Longis, and Benjamin Rockmuller, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the world allocation category. The Board noted that the Fund’s five-year performance was better than its category median and its three-year performance equaled the category median although its one-year and ten-year performance was below its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load world allocation funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee and total expenses were higher than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2018. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2009), Trustee (since 2001) Year of Birth: 1943	Governor of Community Foundation of the Florida Keys (non-profit) (since July 2012); Director of TCP Capital, Inc. (since November 2015); Chairman Emeritus of the Board of Trustees (since August 2011), Chairman of the Board of Trustees (August 2007-August 2011), Trustee of the Board of Trustees (since August 1991) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (October 2004-February 2017); Treasurer (since 2007) and Trustee (since May 1992) of the Institute for Advanced Study (non-profit educational institute); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub- Adviser’s parent company) (September 2004-June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Advisor, Board of Advisors of Caron Engineering Inc. (since December 2014); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit) (since 2012); and Vice President and Director of Grahamtastic Connection (non-profit) (since May 2013). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation Athletic & Scholarship Program (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster Worldwide, Inc. (on-line career services) (March 2015-November 2016), Director of

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Edmund P. Giambastiani, Jr., Continued	Monster Worldwide, Inc. (on-line career services) (February 2008-June 2011); Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He recently completed serving as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Oversees 57 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Member of the University of Florida National Board Foundation (since September 2017); Member of the Cartica Funds Board of Directors (private investment funds) (since January 2017); Member of the University of Florida College of Law Association Board of Trustees and Audit Committee Member (since April 2016); Member of University of Florida Law Advisory Board, Washington, DC Alumni Group (since 2015); Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP (1987 – 1991). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2009) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

Joel W. Motley, Trustee (since 2009) Year of Birth: 1952	Director of Office of Finance Federal Home Loan Bank (since September 2016); Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Advisory Board Director of Massey Quick and Company, LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Board Member (since January 2015), Board Member of 100 Women in Hedge Funds (non-profit) (since January 2015); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003- 2004); held the following positions at Morgan Stanley: Managing Director (1997- 2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008- 2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

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Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954

Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/ Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (since January 2015 and June 2007-December 2013) and Treasurer, Chairman of the Audit and Finance Committee (since January 2016); Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989 to January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 101 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Hamilton, Rockmuller, de Longis, Lee, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

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TRUSTEES AND OFFICERS Unaudited / Continued

Mark Hamilton, Vice President (since 2013) Year of Birth: 1965	Chief Investment Officer, Asset Allocation of the Sub-Adviser (since April 2013) and a Senior Vice President of the Sub-Adviser (since April 2013). Mr. Hamilton served at AllianceBernstein L.P. (from 1994-2013), as an Investment Director of Dynamic Asset Allocation (from 2010-2013), Head of North American Blend Team (from 2009-2010), and Senior Portfolio Manager of Blend Strategies (from 2006-2010). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Benjamin H. Rockmuller, Vice President (since 2011) Year of Birth: 1979	Vice President of the Sub-Adviser (since September 2010); Assistant Vice President of the Sub-Adviser (January 2010-August 2010); Portfolio Manager of the Sub- Adviser (since July 2010); Senior Analyst of the Sub-Adviser for the Global Debt Team (January 2010-July 2010); Intermediate Analyst of the Sub-Adviser for the Global Debt Team (January 2007-January 2010); Junior Analyst of the Sub-Adviser for the Global Debt Team (April 2004-January 2007) and Junior Analyst of the Sub- Adviser for the High Yield Team (June 2003-April 2004). A portfolio manager and an officer in the OppenheimerFunds complex.

Alessio de Longis, Vice President (since 2015) Year of Birth: 1978	Vice President of the Sub-Adviser (since June 2010); Assistant Vice President of the Sub-Adviser (May 2009-June 2010); Senior Research Analyst of the Sub-Adviser (January 2008-June 2010); Intermediate Research Analyst of the Sub-Adviser (January 2006-January 2008) Junior Analyst of the Sub-Adviser (February 2004-January 2006). A portfolio manager and an officer in the OppenheimerFunds complex.

Dokyoung Lee, Vice President (since 2015) Year of Birth: 1965	Director of Research, Global Multi-Asset Group and a Senior Vice President of the Sub-Adviser (since October 2013). Mr. Lee served at Alliance Bernstein L.P. (1994- 2013): Director of Research for Strategic Asset Allocation (2011-2013), Director of Research for Blend Strategies (2008-2011), Head of Asia Pacific Blend Strategies (2005-2008), Head of Quantitative Research and Senior Portfolio Manager for Japan Value Equities (2001-2005), Portfolio Manager for Emerging Markets Value Equities (1997-2001), and Quantitative Analyst for US Value Equities (1994-1997). A portfolio manager and an officer in the OppenheimerFunds complex.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Senior Vice President and Deputy General Counsel of the Manager (March 2015-February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 101 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 101 portfolios in the OppenheimerFunds complex.

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Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of the Manager (since January 2017); Vice President of the Manager (January 2013-January 2017); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002- 2007). An officer of 101 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER GLOBAL ALLOCATION FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2017 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.
●	When you create a user ID and password for online account access.
●	When you enroll in eDocs Direct,SM our electronic document delivery service.
●	Your transactions with us, our affiliates or others.
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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PRIVACY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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RA0257.001.1017 December 21, 2017

Annual Report 10/31/2017 Oppenheimer Fundamental Alternatives Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 10/31/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	HFRX Global Hedge Fund Index
1-Year	1.79%	-4.06%	6.98%
5-Year	3.65	2.43	2.23
10-Year	1.32	0.72	-0.75

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 1.79% for the 12-month reporting period ending 10/31/17. The Fund underperformed its benchmark, the HFRX Global Hedge Fund Index (“Index”), which returned 6.98% during the same period, by 519 basis points (“bps”). The Fund also underperformed the Morningstar Multialternative Fund category average, which produced a return of 5.08%, by 329 bps. Our Long/Short Credit strategy generated healthy returns while Long/Short Equity generated low but positive returns and Long/ Short Macro generated slightly negative returns. The underperformance of the Fund versus its peer group was largely the result of underperformance in the equity strategy, where security selection was a detractor. In addition, during the reporting period, growth equities substantially outperformed value equities, and the strong performance was driven by a very narrow handful of stocks. Given these dynamics, it is not surprising that a core equity portfolio with a conservative tilt underperformed.

The Fund offers the flexibility often associated with alternatives while providing the daily liquidity and transparency benefits of a mutual fund. It seeks to provide investors with strong risk-adjusted returns that have low sensitivity to traditional market factors over the long term. The investment team’s process has an underlying value philosophy

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

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that combines bottom-up and top-down fundamental analysis for security selection and portfolio construction. The Fund is able to invest both long and short across distinct alternative investment strategies including Long/Short Equity, Long/Short Credit and Long/Short Macro (including currencies, interest rates, sovereign debt and commodities), making the Fund truly flexible. Although many investors focus on the short-term outlook when considering potential investments, the Fund utilizes a longer-term approach. We look at changing dynamics on both a macroeconomic and microeconomic basis over a multi-year time horizon to uncover investment opportunities that emerge from change.

The Fund continues to deliver on its value proposition of effective diversification combined with low volatility (2.60% standard deviation during the reporting period, which was 65% lower than that of the S&P 500), good downside risk mitigation and high risk-adjusted returns. Two key measures of these risk-adjusted returns are the Sharpe ratio (which penalizes both upside and downside volatility) and the Sortino ratio (which penalizes only downside volatility). For the period from April 2012 to October 2017 (the time that Michelle Borré has managed the strategy), the Fund has been ranked in the 6th percentile of the Morningstar Multialternative peer group for Sharpe ratio and the 4th percentile for Sortino ratio. The Fund’s standard deviation ranks in the 9th percentile of its peer group and its maximum drawdown ranks in the 1st percentile for the same period. Moreover, we believe that upside/downside capture ratios provide a good measure of the Fund’s downside protection. The upside capture ratio is the cumulative performance of the Fund in all up months of positive return divided by the cumulative performance of an index in those months. The downside capture ratio is the cumulative performance of the Fund in all down months of negative return divided by the cumulative performance of the index in those months. For the period from April 2012 to October 2017, the Fund’s upside capture has been 75% of the Index and its downside capture has been just 22%. This level of asymmetry means that the Fund has delivered significantly more upside than downside during that period. In contrast, the Morningstar Multialternative peer group average captured 80% of the upside of the Index but also 79% of the downside over the same period. In our view, these risk-adjusted returns and upside/downside capture ratios are a testament to the Fund’s intelligent blending of multiple strategies across multiple asset classes.

MARKET OVERVIEW

Risk assets around the world have rallied since Trump’s election victory in November 2016. For example, the S&P 500 has generated a total return of 21.38% from 11/9/16 to 10/31/17 while the FTSE 100 Index has climbed 12.70%, the Nikkei 225 Index has risen 37.98% and the MSCI Emerging Market Index has risen 30.46% over the same period. Significantly, this

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means that valuations have become even more stretched. Against this backdrop, interest rates have climbed higher, with the yield on the 10-year Treasury note rising from 1.85% on election day to 2.38% by the end of the reporting period for an increase of 53 bps. In addition, as the yield on the 10-year Treasury backed up in the fourth quarter of 2016, fixed income came under pressure, with the Bloomberg Barclays U.S. Aggregate Bond Index falling 2.98%. In our view, Treasuries could become less helpful to investors during market selloffs or rising rate environments, in part because they offer paltry yields, making the risk/reward tradeoff unattractive. This is especially true as the Federal Reserve (the “Fed”) continues to normalize rates and shrink its massive $4.4 trillion balance sheet.

Regarding geopolitical risks, the Trump administration has injected a level of policy uncertainty into the markets that investors have not seen in quite a while. At the same time, structural flaws in both Europe and Japan remain unresolved. China and other emerging markets are facing slower long-term growth that, in our view, is overly reliant on excessive credit growth. In fact, China may be approaching an inflection point in its rate of credit growth that could have broad implications for its economy. Many developed markets are stuck in low gear, and numerous countries in the Eurozone face persistently slow growth combined with structural issues that are proving difficult to resolve.

Moreover, we believe that in a number of countries there has been a meaningful change in the relationship between elected representatives and voters, or stated differently, between those who make policies and those who actually pay for those policies. This change was typified by Brexit where voters in the UK surprised the capital markets by electing to leave the European Union (“EU”). In other countries, voter dissatisfaction with ruling parties is also apparent. For example, although German Chancellor Angela Merkel won a fourth term in September, a far right party won seats in parliament for the first time in six decades, due in part to voter anger over Germany’s acceptance of approximately one million refugees from the Middle East and Africa. In addition, Chancellor Merkel has had difficulty forming a coalition government, which has clouded the outlook for her Christian Democratic Union party. Joining the EU opened the door to new problems like immigration and the need to bail out peripheral nations. However, the EU does not seem capable of solving these issues, which has caused significant internal tension. In short, the chasm between politicians who decide social and fiscal policies and the voters who actually pay for those policies is growing. Austria came close to electing a far right candidate in its presidential election last December, and in October 2017, the anti-immigrant and Euro-skeptic People’s Party won a surprising victory in Parliamentary elections. Voters in Italy rejected a constitutional referendum, causing Prime Minister Matteo Renzi to resign last December. Although France elected the more centrist candidate Emmanuel Macron

5         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

as President in May, he does not represent a mainstream political party. Catalan voters on October 1 overwhelmingly approved a referendum on independence. However, the government of Spain opposed that referendum and has deemed it illegal. Italy, which still has an unemployment rate above 11%, will hold a national election in 2018. We do not know what the outcome of this or other upcoming elections will be, but we believe the results have the potential to create additional stress on the EU. Simply put, we believe the EU in its current form is unsustainable, although we do not know what specific catalysts might cause changes in its structure or when those changes might occur.

Meanwhile, voter dissatisfaction was on full display in the U.S. as Donald Trump won the presidential election with a campaign to effect radical change in Washington and the

Republicans swept Congress for the first time in 15 years. Each of these elections had the potential to create significant geopolitical change that could increase volatility in the capital markets. Under these circumstances, we believe investors could benefit from a broader toolkit than was needed during the risk-on, quantitative easing (“QE”) supported market of the past several years and a different toolkit than has been effective in the past because of potential future unfavorable risk/reward in conservative fixed income. Part of this broader toolkit could include the ability to take positions with short exposure that can actually profit from market declines. This kind of short exposure is available through the

Fund. Its multi-asset class approach offers the flexibility to navigate what we see as a dynamic, unpredictable and still challenging environment.

FUND REVIEW

Long/Short Equity Strategy. This strategy generated low but positive returns during the reporting period. The top contributors in the long equity component of the strategy were Apple and UnitedHealth Group. The top contributors in the short equity component of the strategy were Penn Real Estate Investment Trust and CBL & Associates. In contrast, the biggest detractors in the long equity component of the strategy were General Electric and Brinker, while the biggest detractors in the short equity component were Boeing and Subsea 7.

Top Contributors

Our long position in Apple Inc. (AAPL) contributed to performance as the company benefited from a solid product cycle for the iPhone. This success was enhanced by domestic carrier marketing support for that product as well as the lack of effective competition from Samsung. We expect the momentum to continue as there is significant customer interest surrounding the company’s release of its iPhone X, which could drive meaningful upgrades in the installed base and upside to average phone prices. Furthermore, AAPL’s management team continues to execute well on its capital allocation strategy, which has helped return cash to shareholders.

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To the extent that corporate tax reform allows repatriation of “stranded” cash held overseas, Apple could be a significant beneficiary as well.

Our long position in UnitedHealth Group (UNH) contributed to performance as well. UNH is the largest health insurer in the U.S. with a diversified business model that serves commercial customers, government programs such as Medicare Advantage and Medicaid, and international customers. UNH also owns a fast-growing services business, Optum, which has increasingly become an earnings driver for the company. UNH outperformed on the back of strong growth in its insurance and healthcare services units, as well as an improved outlook for earnings growth in 2017 and beyond.

Our short position in Penn Real Estate Investment Trust (PEI), a shopping center REIT, also contributed to performance. As an operator of many B-quality shopping malls, PEI has been disproportionately affected by store closures, as retailers continue to focus their resources on A-quality malls. Higher levels of store vacancies have adversely affected the company’s rental income. In addition, PEI’s financial flexibility is limited because the firm has a relatively high level of debt. Consequently, management has sold lower quality malls at fire sale prices to generate cash to invest in several ongoing development projects. These sales have diluted PEI’s earnings power, as assets were sold at very high capitalization rates compared to the returns that management is expected to generate from these projects.

Our short position in CBL & Associates Properties (CBL), another shopping mall REIT, also contributed to performance. As an operator of B-quality malls in secondary markets, CBL is poorly positioned for retail shifts toward online purchases, off price retail and luxury goods. Consequently, CBL has been adversely affected by store closures, as retailers are focusing their remaining resources on higher quality locations while online purchases have reduced demand for goods sold through brick and mortar locations. Higher levels of store vacancies have adversely affected the company’s rental income. CBL’s properties are also being affected by its high dependence on struggling department store operators like Sears and JC Penney. As these retailers close stores, CBL is making significant capital expenditures to reposition these sites. The company’s high level of financial leverage has also affected its earnings power, as management has sold lower quality properties to fund the redevelopment of vacant department store locations.

Largest Detractors

Our long position in General Electric (GE), an industrial conglomerate focused on aviation, power, energy and healthcare, underperformed in part due to investors’ concerns about the magnitude of revisions to the earnings outlook for 2017-2018. The concerns stem from a weaker global gas power generation outlook, a longer recovery

7         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

period for the Oil & Gas business and a slowing wide-body aerospace cycle. The market has also been penalizing GE’s lower free cash flow conversion rate of 65% versus its historical rate of 80%. Moreover, the stock has been under pressure since mid-2017 due to an information vacuum, as GE had been quiet about its new restructuring strategy and outlook for dividends. That made the stock vulnerable to random speculation that has magnified the selloff. The eventual unveiling of GE’s restructuring plan and the 2018 earnings reset ended up disappointing the market. However, new CEO John Flannery is expected to focus aggressively on cost reduction, leverage the company’s leadership position in additive manufacturing and digital industrial software, and set more realistic earnings expectations that should position the company to beat and raise earnings going forward. These actions should translate into improved free cash flow generation. On a longer-term basis, GE as an equipment manufacturer has an interesting opportunity to embed technologies that could help customers manage their equipment servicing needs more efficiently, which could translate into increased market share in both equipment sales and servicing.

Our long position in Brinker International (EAT), a casual dining restaurant company, also detracted from performance. The company has suffered from overall weakness in the restaurant industry, which has pressured customer traffic trends. EAT has implemented a number of new initiatives around menu, beverages and advertising that are expected to play out over time, but so far, none have been able to overcome the sector’s headwinds. We have since exited this position.

Our short position in Boeing (BA), a U.S.-based manufacturer of commercial jets and defense, space, and security systems, was also a detractor. The stock moved higher due to a series of earnings beats in the first half of 2017 as well as increased guidance by management on free cash flow, driven in part by better than expected plane orders and operational execution. That gave investors greater confidence about the sustainability of the current commercial aerospace cycle, backed by continued growth in global passenger air traffic, and therefore greater confidence in the sustainability of free cash flow generation. The market believes that the commercial aerospace cycle is now less cyclical than it has been historically.

Similarly, our short position in Subsea 7 (SUBC NO), a U.K.-based offshore engineering and construction services company, detracted from performance. The stock moved higher during the period due to three consecutive quarters of upside surprise in earnings before interest, taxes and depreciation. The financial outperformance resulted from the timing of project completions combined with strong execution. This upside surprise offset investor concerns that the company could face cancellation without recourse of 20% of its vessel contracts by Brazil this year, which could hurt vessel backlog significantly. Management’s

8         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

announcement of a special dividend of NOK 5.00 per share earlier in 2017 also helped support the share price. However, in its most recent quarterly results, the company missed EBITDA expectations and guided for 2018 margins to be “significantly” lower than they were in 2017 as large project completions have run their course.

Long/Short Credit and Long/Short Macro Strategies. The Fund’s Long/Short Credit strategy generated healthy returns during the reporting period while the Long/ Short Macro strategy generated slightly negative returns. In terms of individual holdings, the top performers were our long positions in an asset-backed security (“ABS”) backed by airplane engines, a subprime nonagency mortgage-backed security (“MBS”), and a non-agency residential mortgage-backed security (“RMBS”) backed by subprime mortgages. The top three detractors were a long/short position in European credit spreads, a swaption that benefits from rising

U.S. interest rates and a short position in the Thai baht.

Top Contributors

Our long position in Blade, an ABS backed by a portfolio of aircraft engines, contributed to performance. This bond benefits from a credit support provided by Assured Guaranty. During the reporting period, several of the engines that back the bond were re-leased, which resulted in increased rental revenue and accelerated principal repayments. Furthermore, the credit spread on the bond insurer (Assured Guaranty) tightened due to perceptions of decreased credit risk. The lower credit spread suggested that the present value of any wrap recovery would be larger, which supported the value of the bond. These factors combined to provide an opportunity to exit this position at an attractive price, and this position is now closed.

Our long position in RASC 2006, a subprime non-agency MBS, also contributed to performance. This MBS is likely to be repaid fully over the next several years. Voluntary prepayments in the mortgages backing the bond have been sustained at a rapid pace, increasing investor confidence that the MBS will be repaid more rapidly than expected, which supported the price of the bond.

Our long position in RAMP 2006, a second pay non-agency RMBS backed by a pool of subprime mortgages, also contributed to performance. This security is likely to begin receiving principal payments in mid-2018. Accelerating voluntary repayment rates on loans in this pool supported the bond price. Faster loan repayments imply a shorter maturity on the bond, which implies a higher return for investors.

Largest Detractors

In contrast, our long/short position in European credit spreads detracted from performance. This position benefits from wider spreads between Germany and less credit worthy European sovereigns (i.e.,

9         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

France, Italy and Spain). Spreads narrowed in the period as the defeat of Marine Le Pen in the French election reduced the chance of a near term political crisis in Europe. Furthermore, additional bank bailouts in Italy reduced the risk of near term economic problems in that country, and the overall recovery in Europe has supported credit spreads while the continuation of QE maintained support for asset prices.

Similarly, our position in a swaption that benefits from higher U.S. interest rates detracted from performance. A decline in long-term rates combined with declining interest rate volatility resulted in a negative return for this security. U.S. rates have declined as inflation data has disappointed for several quarters.

Finally, our currency position that was long U.S. dollar / short Thai baht hurt performance as well. We are short several different currencies relative to the U.S. dollar, including the Thai baht. Thailand’s economy is tied to the Chinese economy in that Thailand is both an exporter to, and a competitor with, China. Improvements in the Chinese economy, in part due to rapid credit growth in 2016, have also benefited the Thai economy and supported demand for the baht. In addition, falling expectations of another Chinese currency devaluation are reducing the risk of a dramatic drop in the baht in response to such a devaluation, which has hurt our short position. Finally, the U.S. dollar has been quite weak in 2017 on a trade-weighted basis versus a variety of foreign currencies, which has also negatively impacted our position.

STRATEGY AND OUTLOOK

The macro environment remains complex. In the wake of Trump’s election victory, and the chaotic nature of his administration thus far, we expect to see cross currents throughout 2017-2018. Although Republicans swept the White House, Senate and House of Representatives, legislative action still requires the approval of Congress. Since Republicans hold only a slim majority in the Senate, this has proven to be a very challenging task.

Trump has discussed providing fiscal stimulus through a combination of corporate, personal and offshore cash tax cuts. If the new administration reduces the corporate tax rate, we believe this could help domestic companies much more than international companies (many of which already take advantage of lower tax rates in other jurisdictions). In particular, a reduction in the tax rate to 20% (a level the Trump administration has proposed) could boost earnings for certain companies by 10% or more. In addition, a tax cut on cash held offshore could incentivize companies to repatriate that capital and put it to work in the U.S. or pay it out to shareholders through buybacks or dividends. The Fund already had a home bias before the election, and we continued that in the aftermath of Trump’s victory.

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More broadly, if this stimulus were to occur it would be late in the economic cycle and during a tight labor market, which is unusual. As a result, it could cause wage pressures to build further, which in turn could cause inflation to rise more than expected. It has proven to be more difficult than we expected for the Trump administration to get legislation passed and with mid-term elections approaching in 2018, the window could close.

President Trump has repeatedly expressed antipathy toward what he considers to be bad trade deals (e.g., NAFTA, Trans-Pacific Partnership, etc.). While no one knows precisely what the new administration’s trade policies will be, we do know that trade barriers tend to make goods and services more expensive, and on a longer-term basis, they tend to slow economic growth, although the impact may not be apparent for some time. Moreover, we believe the kinds of changes to immigration policy that Trump has discussed would tend to be negative for growth in the long run, although the impact might not be apparent immediately. In particular, population growth is an important driver of economic growth, so restricting immigration could be a drag on GDP. Recent experiences in Japan and Europe make clear that it is difficult to generate robust economic growth with little to no population growth.

Finally, there are three open seats on the Federal Reserve Open Market Committee (“FOMC”) today, and President Trump has nominated Fed Governor Jerome Powell to replace Chairperson Janet Yellen when her term expires in February 2018. (Powell has indicated that he will likely continue many of the policies implemented during Yellen’s tenure.) Vice Chairperson Stanley Fischer, whose term was set to expire in June 2018, resigned his position in October. New York Fed President William Dudley, whose term was set to expire in January 2019, recently announced that he will resign about six months early, although he did not provide a specific date. In light of the recent addition of Fed Governor Randal Quarles, this means Trump will get to appoint at least three more people to the Fed, including the Vice Chair, in the next several months. (The successor to Dudley will be selected by the directors of the New York Fed.) On November 29, Trump nominated Marvin Goodfriend for a position as a Fed Governor. If a newly reconstituted Federal Reserve is more hawkish than investors currently expect, then the Trump administration could ultimately shift the tide away from the current “easy money forever” policies of central banks around the world. The Fed has raised rates by 25 bps four times since December 2015. The Fed may raise rates again later this year, and it started to normalize its $4.4 trillion balance sheet in October, which is effectively additional monetary policy tightening. Moreover, the European Central Bank, the Bank of England, the Bank of Japan and other central banks will ultimately need to taper off negative rates and/or QE just as the Fed did, but the path to rate normalization may not be as smooth. We could see the first reduction of QE on a global basis in 2018 as the ECB follows the U.S. in decreasing stimulus. This could be significant

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because central bank buying of assets globally has impacted interest rates around the world. We have constructed the portfolio with an eye toward delivering low volatility, effective diversification, strong downside risk mitigation and high risk-adjusted returns in a variety of market conditions.

In our view, the U.S. equity market moved meaningfully ahead of earnings growth in 2015-2016, and valuations climbed to the point where U.S. equities were no longer inexpensive. In addition, late cycle warning signs started to flash yellow in 2016. Default rates on both prime and subprime auto loans, senior bank loans, high yield bonds and consumer debt started to tick up. Profit margins for the S&P 500 had peaked and were starting to decline. But the outlook changed when Trump won the election. Underlying earnings were weak, although they have started to improve in the first three quarters of 2017. A reduction in the corporate tax rate could boost those earnings significantly. The timing of any potential tax cut or other stimulus is uncertain, and may not occur until 2018 or later, if at all. The question for investors is whether earnings growth will durably accelerate as the Trump administration’s policies are formulated and eventually implemented. Today that is an unknown.

We also recognize that Trump’s victory has caused a meaningful change in the outlook for fixed income. Treasury rates had been range bound for some time, with yields oscillating between 1.25% to 3.0%. In the longer run, however, we did not believe rates this low were sustainable. Trump’s election victory sent rates higher as the 10-year yield jumped from 1.85% on election day to 2.38% by 10/31/17. Against this backdrop, equities and other risk assets have rallied sharply, while bonds have participated to a lesser extent. We have become more bearish on fixed income after the election.

We believe the U.S. economy still has attractive growth potential in certain areas, and are waiting to see what new pro-growth policies the Trump administration can actually implement. We recognize that there are pockets of innovation and disruption in different industries including consumer packaged goods, pharmaceuticals, consumer discretionary, real estate and technology. Nonetheless, we are mindful that U.S. equity valuations are pushing up against the edge of bubble territory after several years when S&P 500 Index performance ran well ahead of earnings growth, leading to significant multiple expansion. (Since the S&P 500 bottomed in March 2009, it has climbed by more than 285% in the last eight years while S&P earnings have grown by less than one third of that figure.) In fact, the only time in the last four decades when the S&P 500 Index has traded at a higher price-earnings multiple on next 12 months’ consensus earnings was during the Tech Bubble in 1997-2000.

Accordingly, we continue to pick our spots, selecting securities that we believe offer attractive risk-adjusted returns. We remain focused, as always, on controlling volatility

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and mitigating downside risk. We expect to be in a cross-current heavy world for a while. We believe that the ability to generate attractive returns efficiently and without taking on undue risk, controlling volatility and limiting drawdowns will be of greater value to investors in this kind of environment, and that is where our investment team’s efforts are focused.

Michelle Borré, CFA Portfolio Manager

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Portfolio Positioning

LONG/SHORT CREDIT

	Long	Short	Net
Corporate Bonds & Hybrid Securities	10.4%	0.0%	10.4%
Asset Backed Securities	9.1	0.0	9.1
Bank Loans	7.8	0.0	7.8
Relative Value	6.8	-8.1	-1.3
Duration Hedges (Bond Futures)	-1.5	0.0	-1.5

LONG/SHORT EQUITY
	Long	Short	Net
Common Stocks	55.3%	-28.7%	26.6%
Equity Like (Private Securities, Swaps)	11.1	-1.6	9.5
FX Hedges for Equities	-1.0	1.1	0.1

LONG/SHORT MACRO
	Long	Short	Net
Commodities	3.1%	0.0%	3.1%
Rates	0.0	-2.8	-2.8
Sovereign Debt	4.9	-8.3	-3.4
Currency	0.0	-5.5	-5.5

CASH
	Long	Short	Net
Collateral Cash	24.2%	0.0%	24.2%
Cash & Cash-Like Net of Collateral Cash	12.3	0.0	12.3

TOTAL PORTFOLIO
	Long	Short	Net
Long/Short Credit	32.6%	-8.1%	24.5%
Long/Short Equity	65.4	-29.2	36.2
Long/Short Macro	8.0	-16.6	-8.6

Portfolio holdings are subject to change, and are dollar weighted based on total net assets. Percentages are as of October 31, 2017. Negative weightings may result from the use of leverage. Leverage involves the use of various financial instruments or borrowed capital in an attempt to increase investment return. Leverage risks include potential for higher volatility, greater decline of the Fund’s net asset value and fluctuations of dividends and distributions paid by the Fund.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 10/31/17

	Inception Date	1-Year	5-Year	10-Year
Class A (QVOPX)	1/3/89	1.79%	3.65%	1.32%
Class B (QOPBX)	9/1/93	0.92	2.81	0.80
Class C (QOPCX)	9/1/93	0.96	2.85	0.55
Class I (QOPIX)	2/28/13	2.18	3.92*	N/A
Class R (QOPNX)	3/1/01	1.51	3.36	1.01
Class Y (QOPYX)	12/16/96	1.98	3.88	1.58

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 10/31/17

	Inception Date	1-Year	5-Year	10-Year
Class A (QVOPX)	1/3/89	-4.06%	2.43%	0.72%
Class B (QOPBX)	9/1/93	-4.09	2.45	0.80
Class C (QOPCX)	9/1/93	-0.04	2.85	0.55
Class I (QOPIX)	2/28/13	2.18	3.92*	N/A
Class R (QOPNX)	3/1/01	1.51	3.36	1.01
Class Y (QOPYX)	12/16/96	1.98	3.88	1.58

* Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the HFRX Global Hedge Fund Index. The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict

15         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Morningstar Multialternative Funds Category Average is the average return of the mutual funds within the investment category as defined by Morningstar. Returns include the reinvestment of distributions but do not consider sales charges. The Morningstar Multialternative Category Average performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

Morningstar ranking is for Class A shares and ranking may include more than one share class of funds in the category, including other share classes of this Fund. Ranking is based on total return as of 10/31/17, without considering sales charges. Different share classes may have different expenses and performance characteristics. Fund rankings are subject to change monthly. The Fund’s total-return percentile rank is relative to all funds that are in the Small Growth Funds category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

.

16         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended October 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

17         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Actual	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During 6 Months Ended October 31, 2017
Class A	$1,000.00	$ 1,001.50	$ 8.46
Class B	1,000.00	996.70	12.51
Class C	1,000.00	997.10	12.41
Class I	1,000.00	1,003.20	6.38
Class R	1,000.00	999.60	9.93
Class Y	1,000.00	1,002.20	7.40

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,016.79	8.52
Class B	1,000.00	1,012.75	12.61
Class C	1,000.00	1,012.85	12.51
Class I	1,000.00	1,018.85	6.43
Class R	1,000.00	1,015.32	10.01
Class Y	1,000.00	1,017.85	7.45
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended October 31, 2017 are as follows:

Class	Expense Ratios
Class A	1.67%
Class B	2.47
Class C	2.45
Class I	1.26
Class R	1.96
Class Y	1.46

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

18         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS October 31, 2017

	Shares	Value
Common Stocks—55.4%
Consumer Discretionary—1.2%
Hotels, Restaurants & Leisure—0.0%
Caesars Entertainment Corp.[1]	3,397	$43,991
Household Durables—0.0%
Everyware Global, Inc.[1,2]	8,735	63,875
Media—1.2%
DISH Network Corp., Cl. A1	180,705	8,771,421
Live Nation Entertainment, Inc.[1]	134,390	5,883,594
		14,655,015
Specialty Retail—0.0%
Gymboree Corp. (The)[1]	4,118	105,524
Gymboree Corp. (The)[1]	11,737	300,760
		406,284
Consumer Staples—3.7%
Beverages—0.9%
Coca-Cola Co. (The)	253,370	11,649,953
Tobacco—2.8%
Altria Group, Inc.[3]	296,101	19,015,606
Philip Morris International, Inc.	150,100	15,696,543
		34,712,149
Energy—5.6%
Energy Equipment & Services—0.8%
Halliburton Co.	94,292	4,030,040
Ocean Rig UDW, Inc.[1]	16,398	439,139
Schlumberger Ltd.	85,890	5,496,960
		9,966,139
Oil, Gas & Consumable Fuels—4.8%
Arch Coal, Inc., Cl. A	436	33,319
Canadian Natural Resources Ltd.	135,847	4,740,588
Chevron Corp.	77,071	8,931,758
ConocoPhillips	155,424	7,949,938
EOG Resources, Inc.	78,663	7,856,074
Newfield Exploration Co.[1]	99,217	3,054,891
Noble Energy, Inc.[3]	216,091	6,022,456
Occidental Petroleum Corp.	124,822	8,059,757
Sabine Oil[1]	113	5,198
Templar Energy, Cl. A1	9,620	26,454
TOTAL SA, Sponsored ADR	142,210	7,923,941
Valero Energy Corp.	65,406	5,159,879
		59,764,253

19         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value
Financials—9.6%
Capital Markets—1.1%
Aretec Group, Inc.[1]	3,448	$ 107,750
Goldman Sachs Group, Inc. (The)	36,720	8,903,866
Raymond James Financial, Inc.	51,150	4,336,497

		13,348,113
Commercial Banks—2.8%
JPMorgan Chase & Co.	66,060	6,646,297
M&T Bank Corp.	148,150	24,706,975
PNC Financial Services Group, Inc. (The)	32,470	4,441,571

		35,794,843
Insurance—3.9%
Allstate Corp. (The)	189,880	17,822,137
Chubb Ltd.	202,630	30,560,656

		48,382,793
Real Estate Investment Trusts (REITs)—1.8%
American Assets Trust, Inc.	93,668	3,633,382
Blackstone Mortgage Trust, Inc., Cl. A	407,120	12,958,630
Starwood Property Trust, Inc.	270,350	5,815,228

		22,407,240
Real Estate Management & Development—0.0%
VICI Properties, Inc.[1]	4,922	91,057
Health Care—8.8%
Biotechnology—0.7%
Shire plc, ADR	56,620	8,358,811
Health Care Equipment & Supplies—1.3%
Abbott Laboratories	78,130	4,236,990
Medtronic plc	153,358	12,348,386
New Millennium Holdco, Inc.[1,2]	7,733	77

		16,585,453
Health Care Providers & Services—3.5%
Cigna Corp.	72,230	14,245,201
HCA Healthcare, Inc.[1]	69,590	5,264,483
Millennium Corporate Claim Litigation Trust[1,2]	441	4
Millennium Lender Claim Litigation Trust[1,2]	882	9
UnitedHealth Group, Inc.	118,140	24,835,391

		44,345,088
Pharmaceuticals—3.3%
Allergan plc	44,410	7,870,784
Bristol-Myers Squibb Co.	64,720	3,990,635
Merck & Co., Inc.[3]	163,630	9,014,377
Novartis AG, Sponsored ADR	127,490	10,528,124

20         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Shares	Value
Pharmaceuticals (Continued)
Roche Holding AG	40,089	$ 9,268,561

		40,672,481
Industrials—10.4%
Aerospace & Defense—4.9%
L3 Technologies, Inc.	54,390	10,180,720
Lockheed Martin Corp.[3]	69,970	21,561,955
Northrop Grumman Corp.	52,720	15,580,342
Raytheon Co.	78,670	14,176,334

		61,499,351
Airlines—0.2%
United Continental Holdings, Inc.[1]	51,886	3,034,293
Commercial Services & Supplies—2.2%
Johnson Controls International plc	295,871	12,246,100
Republic Services, Inc., Cl. A3	247,040	16,074,893

		28,320,993
Construction & Engineering—0.4%
Granite Construction, Inc.	75,290	4,795,220
Industrial Conglomerates—2.4%
General Electric Co.	610,920	12,316,147
Honeywell International, Inc.[3]	121,530	17,519,765

		29,835,912
Road & Rail—0.3%
Union Pacific Corp.	29,740	3,443,595
Information Technology—8.3%
Communications Equipment—1.4%
Cisco Systems, Inc.	433,480	14,803,342
CommScope Holding Co., Inc.[1]	99,350	3,193,109

		17,996,451
Internet Software & Services—2.6%
Alphabet, Inc., Cl. A1,3	32,090	33,150,254
Semiconductors & Semiconductor Equipment—2.3%
QUALCOMM, Inc.[3]	105,980	5,406,040
Xilinx, Inc.[3]	310,490	22,880,008

		28,286,048
Technology Hardware, Storage & Peripherals—2.0%
Apple, Inc.	146,686	24,795,801

21         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value
Materials—3.3%
Chemicals—1.5%
Celanese Corp., Cl. A	137,760	$ 14,369,746
Methanex Corp.	85,436	4,165,005

		18,534,751
Containers & Packaging—1.8%
Packaging Corp. of America	99,630	11,583,980
Sonoco Products Co.	224,820	11,643,428

		23,227,408
Telecommunication Services—2.6%
Diversified Telecommunication Services—2.6%
AT&T, Inc.	277,530	9,338,885
BCE, Inc.	271,380	12,526,901
Verizon Communications, Inc.	213,260	10,208,756

		32,074,542
Utilities—1.9%
Electric Utilities—1.3%
Edison International	146,230	11,691,089
PG&E Corp.	78,990	4,563,252

		16,254,341
Multi-Utilities—0.6%
CMS Energy Corp.	152,070	7,355,626

Total Common Stocks (Cost $534,366,379)		693,852,124
Preferred Stocks—1.0%
M&T Bank Corp., 6.375% Cum., Series A, Non-Vtg.	5,167	5,270,340
M&T Bank Corp., 6.375% Cum., Series C, Non-Vtg.	7,500	7,650,075

Total Preferred Stocks (Cost $12,684,599)		12,920,415
	Units
Rights, Warrants and Certificates—0.0%
Sabine Oil Tranche 1 Wts., Strike Price $4.49, Exp. 8/11/26[1]	361	2,437
Sabine Oil Tranche 2 Wts., Strike Price $2.72, Exp. 8/11/26[1]	64	368

Total Rights, Warrants and Certificates (Cost $48,285)		2,805
	Principal Amount
Asset-Backed Securities—4.7%
GSAMP Trust:
Series 2005-HE4, Cl. M3, 2.018% [US0001M+78], 7/25/45[4]	$ 3,300,000	3,275,667
Series 2005-HE5, Cl. M3, 1.698% [US0001M+46], 11/25/35[4]	8,121,777	7,789,297
Series 2007-HS1, Cl. M4, 3.488% [US0001M+225], 2/25/47[4]	6,600,000	6,848,959
JP Morgan Mortgage Acquisition Corp., Series 2005-OPT2, Cl. M2, 1.688%
[US0001M+45], 12/25/35[4]	1,836,000	1,835,595
New Century Home Equity Loan Trust, Series 2005-2, Cl. M3, 1.973%
[US0001M+73.5], 6/25/35[4]	5,500,000	5,489,416
Park Place Securities, Inc., Series 2005-WCW3, Cl. M1, 1.718%
[US0001M+48], 8/25/35[4]	4,265,153	4,258,081

22         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Asset-Backed Securities (Continued)
RASC Series Trust:
Series 2005-KS8, Cl. M5, 1.878% [US0001M+64], 8/25/35[4]	$ 2,993,634	$ 2,864,020
Series 2006-KS2, Cl. M2, 1.628% [US0001M+39], 3/25/36[4]	14,625,000	14,225,748
Raspro Trust, Series 2005-1A, Cl. G, 1.725% [LIBOR03M+40], 3/23/24[4,5]	12,261,649	12,061,494

Total Asset-Backed Securities (Cost $51,198,033)		58,648,277
Mortgage-Backed Obligations—4.4%
Ameriquest Mortgage Securities, Inc., Series 2004-R2, Cl. M1, 1.883%
[US0001M+64.5], 4/25/34[4]	3,558,338	3,472,581
Asset-Backed Funding Certificates Trust, Series 2005-HE2, Cl. M3, 2.018%
[US0001M+78], 6/25/35[4]	4,000,000	4,026,571
Citigroup Mortgage Loan Trust, Inc., Series 2004-OPT1, Cl. M3, 2.183%
[US0001M+94.5], 10/25/34[4]	1,250,000	1,247,784
First NLC Trust, Series 2005-4, Cl. A4, 1.628% [US0001M+39], 2/25/36[4]	10,676,347	10,195,823
Home Equity Asset Trust, Series 2005-5, Cl. M2, 2.003% [US0001M+76.5], 11/25/35[4]	1,527,347	1,535,456
Home Equity Mortgage Loan Asset-Backed Trust, Series 2005-B, Cl. M3, 1.728% [US0001M+49], 8/25/35[4]	1,298,061	1,298,203
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Cl. 2A2, 3.464%, 4/21/34[6]	287,221	293,656
RAMP Trust:
Series 2005-RS2, Cl. M4, 1.958% [US0001M+72], 2/25/35[4]	4,469,000	4,471,475
Series 2005-RS6, Cl. M2, 2.003% [US0001M+76.5], 6/25/35[4]	376,307	377,323
Series 2006-EFC1, Cl. M2, 1.638% [US0001M+40], 2/25/36[4]	5,490,000	5,411,173
Series 2006-NC3, Cl. A3, 1.508% [US0001M+27], 3/25/36[4]	16,698,000	16,359,415
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-GEL2,
Cl. A2, 1.558% [US0001M+32], 5/25/37[4,7]	6,445,054	6,408,218

Total Mortgage-Backed Obligations (Cost $42,045,453)		55,097,678
Non-Convertible Corporate Bonds and Notes—12.6%
Consumer Discretionary—0.4%
Automobiles—0.4%
American Honda Finance Corp., 1.50% Sr. Unsec. Nts., 11/19/18	2,000,000	1,997,216
Daimler Finance North America LLC:
1.875% Sr. Unsec. Nts., 1/11/18[7]	1,500,000	1,500,808
2.00% Sr. Unsec. Nts., 8/3/18[7]	1,000,000	1,001,913

		4,499,937
Media—0.0%
Altice US Finance I Corp., 5.50% Sr. Sec. Nts., 5/15/26[7]	223,000	232,477
Consumer Staples—0.2%
Beverages—0.2%
PepsiCo, Inc., 1.35% Sr. Unsec. Nts., 10/4/19	2,000,000	1,985,803
Tobacco—0.0%
BAT International Finance plc, 1.85% Sr. Unsec. Nts., 6/15/18[7]	500,000	500,114

23         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Energy—2.6%
Energy Equipment & Services—0.1%
Schlumberger Holdings Corp., 2.35% Sr. Unsec. Nts., 12/21/18[7]	$ 2,000,000	$ 2,010,153
Oil, Gas & Consumable Fuels—2.5%
BP Capital Markets plc, 1.768% Sr. Unsec. Nts., 9/19/19	500,000	499,684
Lukoil International Finance BV, 6.125% Sr. Unsec. Nts., 11/9/20[7]	25,415,000	27,661,305
TransCanada PipeLines Ltd., 1.625% Sr. Unsec. Nts., 11/9/17	1,310,000	1,310,056
Valero Energy Corp., 9.375% Sr. Unsec. Nts., 3/15/19	1,300,000	1,426,320

		30,897,365
Financials—8.5%
Capital Markets—1.5%
Goldman Sachs Capital II, 4% [US0003M+76.75] Jr. Sub. Perpetual
Bonds[4,8]	54,000	47,971
Goldman Sachs Group, Inc. (The):
6.15% Sr. Unsec. Nts., 4/1/18	2,000,000	2,036,087
5.70% [US0003M+388.4] Jr. Sub. Perpetual Bonds, Series L4,8	13,700,000	14,162,375
Morgan Stanley:
2.125% Sr. Unsec. Nts., 4/25/18	1,000,000	1,001,953
6.625% Sr. Unsec. Nts., 4/1/18	1,350,000	1,377,005

		18,625,391
Commercial Banks—6.6%
Bank of America Corp.:
2.00% Sr. Unsec. Nts., 1/11/18	2,000,000	2,001,636
6.25% [US0003M+370.5] Jr. Sub. Perpetual Bonds[4,8]	2,520,000	2,809,800
8.00% [US0003M+363] Jr. Sub. Perpetual Bonds, Series K4,8	11,396,000	11,567,510
Bank of Montreal:
1.91% [US0003M+60] Sr. Unsec. Nts., 12/12/19[4]	800,000	805,989
2.10% Sr. Unsec. Nts., 12/12/19	1,200,000	1,203,474
Bank of Nova Scotia (The), 1.65% Sr. Unsec. Nts., 6/14/19	2,000,000	1,991,811
Citigroup, Inc.:
2.15% Sr. Unsec. Nts., 7/30/18	1,500,000	1,503,930
5.875% [US0003M+405.9] Jr. Sub. Perpetual Bonds[4,8]	16,543,000	17,339,546
Commonwealth Bank of Australia, 1.375% Sr. Unsec. Nts., 9/6/18[7]	2,000,000	1,995,171
JPMorgan Chase & Co.:
6.00% Sr. Unsec. Nts., 1/15/18	3,000,000	3,026,973
6.10% [US0003M+333] Jr. Sub. Perpetual Bonds[4,8]	5,133,000	5,729,711
7.90% [US0003M+347] Jr. Sub. Perpetual Bonds, Series 1[4,8]	8,438,000	8,663,717
Nordea Bank AB, 1.625% Sr. Unsec. Nts., 9/30/19[7]	1,000,000	993,290
Royal Bank of Canada, 1.625% Sr. Unsec. Nts., 4/15/19	2,000,000	1,994,604
Skandinaviska Enskilda Banken AB, 1.887% [US0003M+57] Sr.
Unsec. Nts., 9/13/19[4,7]	1,300,000	1,308,869
Societe Generale SA:
2.415% [US0003M+108] Sr. Unsec. Nts., 10/1/18[4]	1,000,000	1,007,829
2.625% Sr. Unsec. Nts., 10/1/18	1,000,000	1,007,669
Sumitomo Mitsui Banking Corp., 1.966% Sr. Unsec. Nts., 1/11/19	750,000	750,342
Svenska Handelsbanken AB, 1.50% Sr. Unsec. Nts., 9/6/19	1,500,000	1,487,798

24         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Commercial Banks (Continued)
Toronto-Dominion Bank (The):
1.774% [US0003M+42] Sr. Unsec. Nts., 1/18/19[4]	$ 1,200,000	$ 1,203,865
1.90% Sr. Unsec. Nts., 10/24/19	500,000	499,634
Wells Fargo & Co.:
5.625% Sr. Unsec. Nts., 12/11/17	1,000,000	1,004,367
5.90% [US0003M+311] Jr. Sub. Perpetual Bonds, Series S4,8	11,730,000	12,877,194

		82,774,729
Consumer Finance—0.2%
American Express Co.:
1.708% [US0003M+33] Sr. Unsec. Nts., 10/30/20[4]	500,000	499,737
2.20% Sr. Unsec. Nts., 10/30/20	500,000	499,365
7.00% Sr. Unsec. Nts., 3/19/18	1,700,000	1,734,631

		2,733,733
Insurance—0.2%
MetLife, Inc., 7.717% Sr. Unsec. Nts., 2/15/19	2,000,000	2,150,160
Industrials—0.0%
Electrical Equipment—0.0%
Avaya, Inc., 9.25%, 4/24/25	285,000	285,000
Information Technology—0.1%
Technology Hardware, Storage & Peripherals—0.1%
Apple, Inc., 1.90% Sr. Unsec. Nts., 2/7/20	1,000,000	1,001,597
Materials—0.6%
Metals & Mining—0.6%
Freeport-McMoRan, Inc., 2.375% Sr. Unsec. Nts., 3/15/18	7,550,000	7,568,875
Telecommunication Services—0.2%
Diversified Telecommunication Services—0.2%
AT&T, Inc.:
5.50% Sr. Unsec. Nts., 2/1/18	1,000,000	1,009,546
5.875% Sr. Unsec. Nts., 10/1/19	1,200,000	1,285,408

		2,294,954
Utilities—0.0%
Electric Utilities—0.0%
Duke Energy Corp., 6.25% Sr. Unsec. Nts., 6/15/18	500,000	514,365

Total Non-Convertible Corporate Bonds and Notes (Cost $154,280,847)		158,074,653
Convertible Corporate Bond and Note—0.5%
Clearwire Communications LLC/Clearwire Finance, Inc., 8.25% Cv. Sr.
Unsec. Nts., 12/1/40 (Cost $6,575,827)[5]	6,550,000	6,615,500
Corporate Loans—9.6%
1011778 BC ULC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 3.397%-3.492% [LIBOR4+225], 2/16/24[4]	223,873	224,199

25         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Corporate Loans (Continued)
21st Century Oncology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.275% [LIBOR4+612.5], 4/30/22[4]	$ 64,737	$ 61,501
4L Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.739% [LIBOR4+450], 5/8/20[4]	217,215	156,214
Acadia Healthcare Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.988% [LIBOR12+275], 2/16/23[4]	61,165	61,636
Access CIG LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.238% [LIBOR12+500], 10/18/21[4]	91,891	92,734
Acosta, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.492% [LIBOR4+325], 9/26/21[4]	172,500	151,988
Air Canada, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.46% [LIBOR4+225], 10/6/23[4]	95,000	95,693
Air Medical Group Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.492% [LIBOR12+325], 4/28/22[4]	92,620	92,523
Akorn, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50% [LIBOR12+425], 4/16/21[4]	182,206	183,912
Albertson’s LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B4, 3.992%, [LIBOR12+275], 8/25/21[4]	294,975	286,678
Tranche B6, 4.317%, [LIBOR4+300], 6/22/23[4]	260,154	252,581
Alliance HealthCare Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.575% [LIBOR4+425], 10/3/23[4,9]	110,000	110,412
Alliant Holdings Intermediate LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.49% [LIBOR4+325], 8/12/22[4]	106,010	106,871
Allied Universal Holdco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.083% [LIBOR4+375], 7/28/22[4]	313,938	313,321
Almonde, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.736%-4.817% [LIBOR4+350], 6/13/24[4]	355,000	354,467
Alphabet Holdings Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.833% [LIBOR4+350], 9/26/24[4]	185,000	181,271
Altice Financing SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.109% [LIBOR4+275], 7/15/25[4]	228,850	229,013
Altice US Finance I Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.492% [LIBOR12+225], 7/28/25[4]	184,675	184,820
Amaya Holdings BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.833% [LIBOR4+350], 8/1/21[4]	218,363	220,055
American Airlines, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B, 3.742%, [LIBOR12+250], 4/28/23[4]	123,750	124,128
Tranche B, 3.739%, [LIBOR12+250], 12/14/23[4]	260,000	260,921
American Axle & Manufacturing, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.49% [LIBOR12+225], 4/6/24[4]	237,000	237,420
American Builders & Contractors Supply Co., Inc., Sr. Sec. Credit
Facilities 1st Lien Term Loan, Tranche B, 3.742% [LIBOR12+250], 10/31/23[4]	89,550	90,184
American Energy-Marcellus LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.474% [LIBOR12+425], 8/4/20[4,10]	239,526	179,046
AmWINS Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.985%-3.992% [LIBOR12+275], 1/25/24[4]	114,711	115,237
Arctic LNG Carriers Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.742% [LIBOR12+450], 5/18/23[4]	169,575	171,430

26         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Corporate Loans (Continued)
Ardent Legacy Acquisitions, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.833% [LIBOR4+550], 8/4/21[4]	$ 101,777	$ 102,286
Aretec Group, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 5.485% [LIBOR12+425], 11/23/20[4]	211,984	212,249
Aretec Group, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.742% [PRIME4+450], 5/23/21[4,11]	494,374	492,212
Aretec Group, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.742% [PRIME4+450], 5/23/21[4,9,11]	60,000	59,737
Aricent Technologies, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.739% [LIBOR12+450], 4/14/21[4]	167,031	167,988
Ascena Retail Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75% [LIBOR12+450], 8/21/22[4]	253,903	221,451
ASP AMC Merger Sub, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.833% [LIBOR4+350], 4/22/24[4]	299,949	299,424
Asurion LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B4, 3.992%, [LIBOR12+275], 8/4/22[4]	712,897	718,944
Tranche B5, 4.242%, [LIBOR12+300], 11/3/23[4]	211,221	213,126
ATS Consolidated, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.742% [LIBOR12+450], 5/31/24[4]	124,688	125,934
Avantor Performance Materials Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.24% [LIBOR12+400], 3/11/24[4]	90,909	91,236
Avaya, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B7, 6.621% [LIBOR4+525], 5/29/20[4,9,10]	1,582,323	1,331,789
Avaya, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession, 8.739%-8.742% [LIBOR12+750], 1/24/18[4]	215,000	217,419
Avolon TLB Borrower 1 US LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.488% [LIBOR12+225], 3/21/22[4]	957,600	965,432
AVSC Holding Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.674%-4.853% [LIBOR4+350], 4/29/24[4]	189,525	190,946
Axalta Coating Systems US Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.333% [LIBOR4+200], 6/1/24[4]	7,881,119	7,933,662
Bass Pro Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.242% [LIBOR12+500], 12/15/23[4]	490,000	477,444
BCP Renaissance Parent LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.317% [LIBOR4+400], 9/20/24[4,9]	270,000	273,417
Belron Finance US LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.857% [LIBOR4+250], 10/26/24[4,9]	165,000	166,444
Berry Global, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche M, 3.488%-3.492% [LIBOR12+225], 10/1/22[4]	387,534	389,229
Birch Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.60% [LIBOR4+725], 7/17/20[4]	411,981	383,142
BJ’s Wholesale Club, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.988% [LIBOR12+375], 2/3/24[4]	83,319	81,425
Blackboard, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 6.354% [LIBOR4+500], 6/30/21[4]	240,419	231,479
Blucora, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.073% [LIBOR4+375], 5/22/24[4]	102,667	103,437
BMC Foreign Holding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.333% [LIBOR4+400], 9/10/22[4]	39,131	39,058

27         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Corporate Loans (Continued)
BMC Software Finance, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.242% [LIBOR12+400], 9/10/22[4]	$ 364,886	$ 367,727
Boyd Gaming Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.702% [LIBOR52+250], 9/15/23[4]	165,364	166,340
BRP US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.586% [LIBOR4+225], 6/30/23[4,9]	80,000	80,600
Burlington Coat Factory Warehouse Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 3.99% [LIBOR12+275], 8/13/21[4]	130,000	130,545
BWAY Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.599% [LIBOR12+325], 4/3/24[4]	234,413	235,396
Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B, 3.742% [LIBOR4+250], 10/7/24[4,9]	390,000	390,822
Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.735% [LIBOR12+350], 10/11/20[4]	815,898	817,428
Caesars Growth Properties Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.242% [LIBOR12+300], 5/8/21[4]	722,846	724,201
Caesars Growth Properties Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.075% [LIBOR4+275], 9/28/24[4,9]	1,430,000	1,437,686
California Resources Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 11.612% [LIBOR12+1037.5], 12/31/21[4]	115,000	123,433
Calpine Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B5, 4.09%, [LIBOR4+275], 1/15/24[4]	309,892	311,378
Tranche B7, 4.09%, [LIBOR4+275], 5/31/23[4]	34,649	34,833
Camelot Finance LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.742% [LIBOR12+350], 10/3/23[4]	202,955	204,509
Capital Automotive LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25% [LIBOR12+300], 3/25/24[4]	82,960	83,435
Carestream Health, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.333% [LIBOR4+400], 6/7/19[4]	58,967	58,939
Casmar Australia Pty Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.647%-5.677% [LIBOR4+450], 12/8/23[4]	124,063	125,613
Cavium, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.488% [LIBOR12+225], 8/16/22[4]	130,868	131,601
CBS Radio, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.803% [LIBOR4+275], 10/17/23[4,9]	105,000	105,866
CEC Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.242% [LIBOR12+300], 2/12/21[4]	148,271	148,063
CenturyLink, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.993% [LIBOR4+275], 1/31/25[4]	955,000	943,560
CeramTec Acquisition Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.067% [LIBOR4+275], 8/30/20[4]	17,645	17,662
CeramTec Service GmbH, Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B1, 4.067%, [LIBOR4+275], 8/30/20[4]	141,942	142,075
Tranche B3, 4.067%, [LIBOR4+275], 8/30/20[4]	42,583	42,623
Ceridian HCM Holdings, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.739% [LIBOR12+350], 9/15/20[4]	208,998	209,325
CEVA Group plc, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.878% [LIBOR4+550], 3/19/21[4]	53,293	51,801

28         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Corporate Loans (Continued)
CEVA Group plc, Sr. Sec. Credit Facilities Letter of Credit 1st Lien Term Loan, 6.50%-6.878% [LIBOR4+550], 3/19/21[4]	$ 107,411	$ 104,403
Change Healthcare Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.992% [LIBOR12+275], 3/1/24[4]	716,400	721,077
Charter Communications Operating LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche H, 3.25%, [LIBOR12+200], 1/15/22[4]	89,095	89,603
Tranche I, 3.50%, [LIBOR12+225], 1/15/24[4]	566,375	571,016
Checkout Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.742% [LIBOR12+350], 4/9/21[4]	505,834	420,352
Chesapeake Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.814% [LIBOR4+750], 8/23/21[4]	135,000	145,361
CHS/Community Health Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche G, 4.067%, [LIBOR4+275], 12/31/19[4]	87,617	86,248
Tranche H, 4.202%, [LIBOR4+300], 1/27/21[4]	305,717	296,573
Tranche H, 4.317%, [LIBOR4+300], 1/27/21[4,9]	89,831	87,144
Cincinnati Bell, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.985% [LIBOR4+375], 10/2/24[4]	185,000	187,891
CityCenter Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.742% [LIBOR12+250], 4/18/24[4]	164,588	165,475
Clark Equipment Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.929% [LIBOR4+275], 5/18/24[4]	149,250	150,525
Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 7.989% [LIBOR4+675], 1/30/19[4]	2,681,691	2,016,296
Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E, 8.739% [LIBOR4+750], 7/30/19[4]	57,055	43,112
Colorado Buyer, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.31% [LIBOR4+300], 5/1/24[4]	208,478	210,354
Commercial Barge Line Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9.992% [LIBOR12+875], 11/12/20[4]	162,485	125,790
Compass Group Diversified Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.492% [LIBOR12+275], 6/4/21[4]	138,250	138,984
Compuware Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 5.63% [LIBOR12+425], 12/15/21[4]	163,125	165,215
Consolidated Communications, Inc., Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B, 4.25% [LIBOR12+300], 10/5/23[4]	248,932	245,354
Continental Building Products Operating Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.742%-3.833% [LIBOR4+250], 8/18/23[4]	237,173	239,278
Cooper-Standard Automotive, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.583% [LIBOR4+225], 11/2/23[4]	100,494	101,229
Coty, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.732% [LIBOR12+250], 10/27/22[4]	69,300	69,256
CPI Acquisition, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.962% [LIBOR4+450], 8/17/22[4]	88,939	65,074
Crossmark Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.833% [LIBOR4+350], 12/20/19[4]	237,714	159,031
CSC Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.489% [LIBOR12+225], 7/17/25[4]	173,938	173,720

29         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Corporate Loans (Continued)
CWGS Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.238%-4.242% [LIBOR12+300], 11/8/23[4]	$ 159,065	$ 160,688
Cypress Semiconductor Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.99% [LIBOR12+275], 7/5/21[4]	138,158	139,324
Dayco Products LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.234% [LIBOR4+500], 5/19/23[4]	119,700	120,897
Dayton Power & Light Co. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50% [LIBOR12+325], 8/24/22[4]	198,500	201,540
Delos Finance Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.333% [LIBOR4+200], 10/6/23[4]	9,020,000	9,098,925
Delta 2 Lux Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.242% [LIBOR12+300], 2/1/24[4]	434,814	438,256
Deluxe Entertainment Services Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.88% [LIBOR4+550], 2/28/20[4]	251,788	254,620
Digicel International Finance Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.07% [LIBOR4+375], 5/27/24[4]	165,000	166,341
DJO Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.492%-4.585% [LIBOR12+325], 6/8/20[4]	384,139	384,955
Dole Food Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.988%-6.00% [LIBOR6+275], 4/6/24[4]	283,219	284,831
Doncasters US Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.647% [LIBOR4+350], 4/9/20[4]	114,436	111,384
Drillship Kithira Owners, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 8.00% [LIBOR4+800], 9/20/24[4,9]	235,795	239,332
DTZ US Borrower LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25% [LIBOR4+325], 11/4/21[4,9]	29,923	30,115
DTZ US Borrower LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.397%-4.63% [LIBOR4+325], 11/4/21[4]	169,211	170,295
Dynegy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C, 4.492% [LIBOR12+325], 2/7/24[4]	363,029	365,575
Eastern Power LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.992% [LIBOR12+375], 10/2/23[4]	484,289	487,662
EFS Cogen Holdings I LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.363% [LIBOR4+325], 6/28/23[4,9]	95,000	95,796
EFS Cogen Holdings I LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.84% [LIBOR4+350], 6/28/23[4]	116,093	117,109
Eldorado Resorts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.50% [LIBOR4+225], 4/17/24[4]	192,965	193,568
Emerald Performance Materials LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.742% [LIBOR12+350], 7/30/21[4]	188,813	190,206
Encapsys LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.607% [LIBOR4+325], 10/26/24[4,9]	30,000	30,262
Endemol, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.085% [LIBOR4+575], 8/13/21[4]	721	697
Engility Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B1, 3.985%, [LIBOR12+275], 8/12/20[4] Tranche B2, 4.492%, [LIBOR12+325], 8/14/23[4]	76,500 189,037	77,179 191,589
Epicor Software Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00% [LIBOR12+375], 6/1/22[4]	128,571	129,386

30         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Corporate Loans (Continued)
ESH Hospitality, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.742% [LIBOR12+250], 8/30/23[4]	$ 69,475	$ 70,006
Everi Payments, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.742% [LIBOR12+450], 5/9/24[4]	209,475	210,784
ExGen Texas Power LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.897% [LIBOR4+475], 9/18/21[4]	312,850	198,138
Federal-Mogul Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C, 4.99% [LIBOR12+375], 4/15/21[4]	837,756	844,301
Ferro Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.742% [LIBOR12+250], 2/14/24[4]	84,575	85,117
Fieldwood Energy LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.045% [LIBOR4+700], 8/31/20[4]	48,000	43,480
First Advantage, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.397% [LIBOR4+525], 6/30/22[4]	97,904	95,457
First American Payment Systems LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.988% [LIBOR12+575], 1/5/24[4]	105,896	106,161
First Data Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B, 3.488%, [LIBOR12+225], 7/8/22[4] Tranche B, 3.738%, [LIBOR12+250], 4/26/24[4]	137,429 369,782	137,996 372,055
Floatel International Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.147% [LIBOR4+500], 6/27/20[4]	63,293	49,526
Focus Financial Partners LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.574% [LIBOR4+325], 7/3/24[4]	55,000	55,564
Four Seasons Hotels Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.742% [LIBOR12+250], 11/30/23[4]	79,400	80,033
FPC Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25% [LIBOR4+400], 11/19/19[4]	65,354	64,891
Frontier Communications Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.99% [LIBOR12+375], 6/15/24[4]	279,300	266,426
Garda World Security Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.311% [PRIME4+300], 5/24/24[4]	323,829	327,067
Gardner Denver, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.083% [LIBOR12+275], 7/30/24[4]	104,149	104,649
Gates Global LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.408% [LIBOR4+325], 4/1/24[4]	281,528	283,511
Gateway Casinos & Entertainment Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.794% [LIBOR4+375], 2/22/23[4]	64,838	65,716
Generac Power Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.585% [LIBOR4+225], 5/31/23[4]	134,000	134,726
Genesys Telecommunications Laboratories, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 5.083% [LIBOR4+375], 12/1/23[4]	104,388	105,050
Genoa a Qol Healthcare Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.492% [LIBOR12+325], 10/30/23[4]	84,152	84,901
Getty Images, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75% [LIBOR4+350], 10/18/19[4]	145,948	128,069
Global Tel*Link Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00% [LIBOR4+400], 5/23/20[4]	257,026	260,199
Go Daddy Operating Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.742% [LIBOR12+250], 2/15/24[4]	251,511	252,910

31         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Corporate Loans (Continued)
Gray Television, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.735% [LIBOR12+250], 2/7/24[4]	$ 184,850	$ 186,500
Gulf Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 6.30% [LIBOR4+525], 8/25/23[4]	234,073	227,343
H.B. Fuller Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche
B, 3.489% [LIBOR4+225], 10/20/24[4]	365,000	367,542
Harbor Freight Tools USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, 4.492% [LIBOR12+325], 8/18/23[4]	246,185	247,775
Harland Clarke Holdings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B5, 7.147%, [LIBOR4+600], 12/31/21[4]	173,070	174,260
Tranche B6, 6.647%, [LIBOR4+550], 2/9/22[4]	289,341	290,271
Harsco Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25% [LIBOR12+500], 11/2/23[4]	99,250	101,070
HCA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B8, 3.492% [LIBOR12+225], 2/15/24[4]	114,425	115,310
Hearthside Group Holdings LLC, Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B, 4.242% [LIBOR12+300], 6/2/21[4]	58,546	58,930
Helix Gen Funding LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 5.083% [LIBOR4+375], 6/3/24[4]	171,296	173,351
HGIM Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75% [LIBOR4+450], 6/18/20[4]	198,414	71,594
Hillman Group, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 4.65% [LIBOR4+350], 6/30/21[4]	182,049	183,642
HLF Financing Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 6.742% [LIBOR12+550], 2/15/23[4]	192,500	194,997
Hostess Brands LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.742% [LIBOR12+250], 8/3/22[4]	266,914	268,694
HUB International Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 4.312% [LIBOR4+300], 10/2/20[4]	195,936	197,724
Huntsman International LLC, Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 4.242% [LIBOR12+300], 4/1/23[4]	108,121	108,898
Hyperion Insurance Group Ltd., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 5.25% [LIBOR12+400], 4/29/22[4]	245,404	248,395
IG Investments Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term
Loan, 5.078% [LIBOR4+400], 10/31/21[4]	278,600	282,258
Ineos Styrolution US Holding LLC, Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B, 4.083% [LIBOR4+275], 3/29/24[4]	158,802	159,546
Ineos US Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.941%, [LIBOR12+275], 3/31/22[4]	122,617	123,084
Tranche B, 3.941%, [LIBOR12+275], 4/1/24[4]	99,250	99,684
Infor US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.897% [LIBOR4+275], 2/1/22[4]	421,786	423,104
Informatica Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 4.647% [LIBOR4+350], 8/5/22[4]	249,409	250,255
Inmar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.67%
[LIBOR6+350], 5/1/24[4]	314,213	314,900
Intelsat Jackson Holdings SA, Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B2, 4.00% [LIBOR4+275], 6/30/19[4]	240,000	239,725
InterGen NV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.65% [LIBOR4+450], 6/12/20[4]	293,957	294,417

32         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Corporate Loans (Continued)
Internap Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.24%
[LIBOR12+700], 4/6/22[4]	$ 79,800	$ 81,047
International Car Wash Group Ltd., Sr. Sec. Credit Facilities 1st Lien
Term Loan, 5.06% [LIBOR4+375], 10/3/24[4,9]	85,000	85,956
Intrawest Resorts Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B1, 4.492% [LIBOR4+325], 7/31/24[4]	20,000	20,153
ION Media Networks, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 4.25% [LIBOR12+300], 12/18/20[4]	847,109	853,859
iPayment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche
B, 7.305% [LIBOR4+600], 4/11/23[4]	144,638	146,445
IPC Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.89% [LIBOR4+450], 8/6/21[4]	513,746	502,187
IPC Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.89%
[LIBOR4+950], 2/4/22[4]	161,028	144,120
IQOR US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.335% [LIBOR4+500], 4/1/21[4]	268,294	267,582
IQOR US, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.085%
[LIBOR4+875], 4/1/22[4]	44,964	43,559
iStar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.238%-4.239% [LIBOR4+300], 10/1/21[4]	189,525	191,894
Ivanti Software, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 5.50% [LIBOR12+425], 1/20/24[4]	109,434	107,245
Jacobs Douwe Egberts International BV, Sr. Sec. Credit Facilities 1st
Lien Term Loan, Tranche B, 3.563% [LIBOR4+225], 7/4/22[4]	85,000	85,611
Jaguar Holding Co. II, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.992%-4.083% [LIBOR12+275], 8/18/22[4]	317,000	319,143
JC Penney Corp., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 5.568% [LIBOR4+425], 6/23/23[4]	339,063	312,856
Kenan Advantage Group, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 4.242%, [LIBOR12+300], 7/29/22[4]	208,113	208,569
Tranche B2, 4.242%, [LIBOR12+300], 7/29/22[4]	61,163	61,297
Key Safety Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.89% [LIBOR4+450], 8/29/21[4]	279,714	281,672
KFC Holding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche
B, 3.237% [LIBOR12+200], 6/16/23[4]	243,784	245,438
KIK Custom Products, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 5.74% [LIBOR12+450], 8/26/22[4]	49,129	49,743
Kindred Healthcare, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 4.875% [LIBOR4+350], 4/9/21[4]	459,548	461,750
Kinetic Concepts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 4.583% [LIBOR4+325], 2/2/24[4]	104,738	104,759
KUEHG Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.917%
[LIBOR4+375], 8/12/22[4,9]	213,869	214,832
La Quinta Intermediate Holdings LLC, Sr. Sec. Credit Facilities 1st
Lien Term Loan, Tranche B, 4.109% [LIBOR4+275], 4/14/21[4]	231,134	232,903
Landry’s, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.49%- 4.554% [LIBOR4+275], 10/4/23[4]	642,050	649,173
Laureate Education, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 5.742% [LIBOR12+450], 4/26/24[4]	288,475	290,218

33         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Corporate Loans (Continued)
Legendary Pictures, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 7.333% [LIBOR4+600], 4/22/20[2,4]	$ 465,000	$ 460,931
Leslie’s Poolmart, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 5.064% [LIBOR4+375], 8/16/23[4]	94,050	94,351
Level 3 Financing, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 3.489% [LIBOR12+225], 2/22/24[4]	240,000	240,943
Liberty Cablevision of Puerto Rico LLC, Sr. Sec. Credit Facilities 1st
Lien Term Loan, 4.859% [LIBOR4+350], 1/7/22[4]	305,000	284,794
LifeCare Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Exit Term
Loan, Tranche A, 6.583% [LIBOR4+525], 11/30/18[4]	141,409	119,491
Limetree Bay Terminals LLC, Sr. Sec. Credit Facilities 1st Lien Term
Loan, 5.237% [LIBOR12+400], 2/15/24[4]	203,975	204,230
Lions Gate Entertainment Corp., Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B, 4.242% [LIBOR12+300], 12/8/23[4]	217,375	219,060
Livingston International, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B1, 5.583% [LIBOR4+425], 4/18/19[4]	101,342	97,288
Livingston International, Inc., Sr. Sec. Credit Facilities 2nd Lien Term
Loan, 9.583% [LIBOR4+825], 4/17/20[4]	45,073	42,468
LS Deco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.833% [LIBOR4+350], 5/21/22[4]	181,790	183,835
LTS Buyer LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.485% [LIBOR12+325], 4/13/20[4]	766,476	769,347
MA FinanceCo LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.989%, [LIBOR12+275], 6/21/24[4]	82,823	82,993
Tranche B2, 3.742%, [LIBOR4+250], 11/19/21[4]	165,000	165,223
MacDermid, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B6, 4.242%, [LIBOR12+300], 6/7/23[4,9]	94,587	95,230
Tranche B7, 3.742%, [LIBOR4+275], 6/7/20[4,9]	95,000	95,679
MacDonald Dettwiler & Associates Ltd., Sr. Sec. Credit Facilities 1st
Lien Term Loan, Tranche B, 4.10% [LIBOR4+250], 10/4/24[4]	130,000	130,929
MACOM Technology Solutions Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.489% [LIBOR12+225], 5/17/24[4]	149,625	150,030
Mallinckrodt International Finance SA, Sr. Sec. Credit Facilities 1st
Lien Term Loan, Tranche B, 4.083% [LIBOR4+275], 9/24/24[4,9]	84,787	85,070
MaxLinear, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche
B, 3.739% [LIBOR12+250], 5/13/24[4]	88,235	88,787
McAfee LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.833% [LIBOR4+450], 9/30/24[4]	325,000	327,565
Mediacom Illinois LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche K, 3.46% [LIBOR52+225], 2/15/24[4]	34,825	34,990
MediArena Acquisition BV, Sr. Sec. Credit Facilities 1st Lien Term
Loan, 7.085% [LIBOR4+575], 8/13/21[4]	278,983	269,767
MEG Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 4.833% [LIBOR4+350], 12/31/23[4]	182,099	182,977
Men’s Wearhouse, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 4.688%-4.75% [LIBOR4+350], 6/18/21[4]	152,075	151,268
MGM Growth Properties Operating Partnership LP, Sr. Sec. Credit
Facilities 1st Lien Term Loan, Tranche B, 3.492% [LIBOR12+225], 4/25/23[4]	84,571	85,099

34         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Corporate Loans (Continued)
Michaels Stores, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B1, 3.987%-3.992% [LIBOR12+275], 1/30/23[4]	$ 163,848	$ 164,079
Milacron LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.242% [LIBOR12+300], 9/28/23[4]	94,213	94,841
Mission Broadcasting, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 3.735% [LIBOR12+250], 1/17/24[4]	88,734	89,336
Monarchy Enterprises Holdings BV, Sr. Sec. Credit Facilities 1st Lien
Term Loan, 7.742% [LIBOR4+650], 10/13/22[2,4]	700,000	696,500
Monitronics International, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B2, 6.833% [LIBOR4+550], 9/30/22[4]	271,205	269,375
MPH Acquisition Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 4.333% [LIBOR4+300], 6/7/23[4]	325,404	328,292
MRP Generation Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 8.333% [LIBOR4+700], 10/18/22[4]	74,250	69,795
Multi-Color Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 3.57% [LIBOR4+225], 9/20/24[4,9]	25,000	25,211
Murray Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B2, 8.583%, [LIBOR4+725], 4/16/20[4,9]	1,322,595	1,187,029
Tranche B3, 9.083%, [LIBOR4+775], 4/17/20[4]	506,164	465,460
National Mentor Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 4.147% [LIBOR4+300], 1/31/21[4]	207,706	209,815
Navistar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.24% [LIBOR12+400], 8/7/20[4]	585,519	590,642
Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st Lien
Term Loan, 4.488% [LIBOR12+325], 10/25/20[4]	6,902,994	5,467,172
NEP/NCP Holdco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 4.492% [LIBOR12+325], 7/21/22[4]	194,012	195,144
New Arclin US Holding Corp., Sr. Sec. Credit Facilities 1st Lien Term
Loan, 5.583% [LIBOR4+425], 2/14/24[4,9]	109,938	110,968
New Trident Holdcorp, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 7.083% [LIBOR4+575], 7/31/19[4]	109,403	78,041
Nexstar Broadcasting, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 3.735% [LIBOR12+250], 1/17/24[4]	706,740	711,531
NFP Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.742% [LIBOR12+350], 1/8/24[4]	307,351	310,589
Nomad Foods Europe Midco Ltd., Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B, 3.989% [LIBOR12+275], 5/15/24[4]	140,000	141,137
NPC International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.742% [LIBOR12+350], 4/19/24[4]	54,863	55,274
NRG Energy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 3.583% [LIBOR4+225], 6/30/23[4,9]	700,238	702,429
OCI Beaumont LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 8.064% [LIBOR4+675], 8/20/19[4]	144,424	146,651
ON Semiconductor Corp., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 3.492% [LIBOR12+225], 3/31/23[4]	68,105	68,485
Opal Acquisition, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 5.147%-5.335% [LIBOR4+400], 11/27/20[4]	258,702	249,971
Orchard Acquisition Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 7.313% [LIBOR4+600], 2/8/19[4]	406,682	194,529

35         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Corporate Loans (Continued)
Ortho-Clinical Diagnostics, Inc., Sr. Sec Credit Facilities 1st Lien Term
Loan, Tranche B, 4.783% [LIBOR4+375], 6/30/21[4]	$ 213,058	$ 214,145
Outfront Media Capital LLC, Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 3.489% [LIBOR4+225], 3/18/24[4,9]	95,000	95,806
PAREXEL International Corp., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 4.311% [LIBOR4+300], 9/27/24[4,9]	15,000	15,165
Party City Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 4.05%-4.58% [LIBOR4+300], 8/19/22[4]	298,650	299,770
Peabody Energy Corp., Sr. Sec. Credit Facilities 1st Lien Exit Term
Loan, 4.742% [LIBOR12+350], 3/31/22[4]	156,401	157,672
Penn National Gaming, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 3.742% [LIBOR12+250], 1/19/24[4]	49,750	50,065
Petco Animal Supplies, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B1, 4.38% [LIBOR4+300], 1/26/23[4]	346,019	285,811
PetSmart, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.24% [LIBOR12+300], 3/11/22[4]	560,923	483,358
PGX Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50% [LIBOR12+525], 9/29/20[4]	191,279	191,279
PGX Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.23% [LIBOR12+900], 9/29/21[2,4]	71,202	70,490
Pinnacle Foods Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 3.232% [LIBOR12+200], 2/2/24[4,9]	370,000	372,243
Plastipak Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 4.08% [LIBOR4+275], 10/5/24[4,9]	110,000	110,940
Polycom, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.487% -6.492% [LIBOR12+525], 9/27/23[4]	137,653	139,489
Post Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 3.492% [LIBOR12+225], 5/24/24[4]	389,025	391,189
Premiere Global Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, 7.50% [LIBOR6+650], 12/8/21[4]	67,899	65,438
Prestige Brands, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B4, 3.992% [LIBOR12+275], 1/26/24[4]	140,000	141,039
Quest Software US Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien
Term Loan, 7.38% [LIBOR12+600], 10/31/22[4]	222,982	225,816
Quikrete Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.992% [LIBOR12+275], 11/15/23[4]	471,487	472,666
Radiate Holdco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.242% [LIBOR12+300], 2/1/24[4]	477,600	473,458
RBS Global, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche
B, 3.903%-4.115% [LIBOR4+275], 8/21/23[4]	216,365	217,930
Realogy Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 3.492% [LIBOR12+225], 7/20/22[4]	227,134	228,719
Red Ventures LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 5.328% [LIBOR4+400], 10/18/24[4,9]	285,000	283,397
Refresco Group NV, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 4.067% [LIBOR4+275], 9/26/24[4,9]	60,000	60,450
Revlon Consumer Products Corp., Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B, 4.742% [LIBOR12+350], 9/7/23[4]	410,850	356,156
Reynolds Group Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, 3.992% [LIBOR12+300], 2/5/23[4]	411,807	414,588

36         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Corporate Loans (Continued)
RHP Hotel Properties LP, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 3.56% [LIBOR4+225], 5/11/24[4]	$ 54,725	$ 55,183
Rite Aid Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche 1, 6.00% [LIBOR12+475], 8/21/20[4]	63,202	63,992
Riverbed Technology, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 4.50% [LIBOR12+325], 4/24/22[4]	243,750	236,220
Road Infrastructure Investment LLC, Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B, 4.739% [LIBOR12+350], 6/13/23[4]	99,000	99,907
Sable International Finance Ltd., Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B3, 4.742% [LIBOR12+350], 1/31/25[4]	170,000	170,651
Sabre GLBL, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche
B, 3.492% [LIBOR12+225], 2/22/24[4]	421,593	424,096
Sandy Creek Energy Associates LP, Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B, 5.333% [LIBOR4+400], 11/9/20[4]	442,254	382,550
SBA Senior Finance II LLC, Sr. Sec. Credit Facilities 1st Lien Term
Loan, 3.50% [LIBOR12+225], 3/24/21[4]	148,846	149,673
SBA Senior Finance II LLC, Sr. Sec. Credit Facilities 1st Lien Term
Loan, 3.49% [LIBOR12+225], 6/10/22[4]	119,086	119,641
Science Applications International Corp., Sr. Sec. Credit Facilities 1st
Lien Term Loan, Tranche B, 3.813% [LIBOR4+250], 5/4/22[4]	135,000	136,139
Scientific Games International, Inc., Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B4, 4.814% [LIBOR4+350], 8/14/24[4,9]	450,000	455,766
Seadrill Operating LP, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 4.333% [LIBOR4+300], 2/21/21[4]	452,891	346,272
Seattle SpinCo, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 3.988% [LIBOR12+275], 6/21/24[4]	549,888	551,017
SeaWorld Parks & Entertainment, Inc., Sr. Sec. Credit Facilities 1st
Lien Term Loan, Tranche B5, 4.333% [LIBOR4+300], 4/1/24[4]	95,752	94,455
Securus Technologies Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.75%, [LIBOR52+350], 4/30/20[4]	194,704	194,948
Tranche B2, 5.453%, [LIBOR52+425], 4/30/20[4]	9,624	9,636
Select Medical Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 4.78%-6.75% [LIBOR4+350], 3/1/21[4]	84,575	85,592
Serta Simmons Bedding LLC, Sr. Sec. Credit Facilities 1st Lien Term
Loan, 4.679%-4.835% [LIBOR4+350], 11/8/23[4]	466,251	461,200
SFR Group SA, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.13%, [LIBOR4+275], 7/31/25[4]	49,750	49,773
Tranche B12, 4.336%, [LIBOR4+300], 1/5/26[4,9]	412,940	413,902
Sheridan Investment Partners II LP, Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B, 4.82% [LIBOR4+350], 12/16/20[4]	102,658	87,259
Sheridan Production Partners II-A LP, Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B, 4.82% [LIBOR4+350], 12/16/20[4]	14,330	12,180
Sheridan Production Partners II-M LP, Sr. Sec. Credit Facilities 1st
Lien Term Loan, Tranche B, 4.82% [LIBOR4+350], 12/16/20[4]	5,318	4,520
SIG Combibloc US Acquisition, Inc., Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B, 4.242% [LIBOR12+300], 3/11/22[4]	268,549	270,365
Signode Industrial Group US, Inc., Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B, 3.897%-3.992% [LIBOR4+275], 5/1/21[4]	202,480	204,505
Sinclair Television Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B2, 3.50% [LIBOR12+225], 1/3/24[4]	463,705	465,444

37         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Corporate Loans (Continued)
SolarWinds Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, 4.742% [LIBOR4+350], 2/3/23[4,9]	$ 140,000	$ 140,984
Solera LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.492% [LIBOR12+325], 3/3/23[4]	74,433	75,043
Southcross Energy Partners LP, Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 5.583% [LIBOR4+425], 8/4/21[4]	199,914	174,175
Sprint Communications, Inc.,Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 3.75% [LIBOR4+250], 2/2/24[4]	280,000	281,150
Staples, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.31%
[LIBOR4+400], 9/12/24[4,9]	525,000	496,542
Station Casinos LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 3.74% [LIBOR12+250], 6/8/23[4]	420,934	422,776
Superior Industries International, Inc., Sr. Sec. Credit Facilities 1st
Lien Term Loan, Tranche B, 5.739% [LIBOR12+450], 3/22/24[4]	184,524	186,139
SUPERVALU, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 4.742% [LIBOR12+350], 6/8/24[4]	164,175	159,496
Surgery Center Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, 4.50% [LIBOR4+325], 9/2/24[4,9]	125,000	124,344
Synchronoss Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 5.742% [LIBOR12+450], 1/19/24[4]	169,113	169,192
Talen Energy Supply LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 5.242% [LIBOR12+400], 7/15/23[4]	287,567	287,477
Team Health Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 3.992% [LIBOR12+275], 2/6/24[4]	238,800	236,810
Technicolor SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche
B, 4.067% [LIBOR4+275], 12/6/23[4]	129,350	129,876
Telenet Financing USD LLC, Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche AI, 3.989% [LIBOR12+275], 6/30/25[4]	385,000	386,978
Telesat Canada, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche
B, 4.32% [LIBOR4+300], 11/17/23[4]	90,000	90,884
Tempo Acquisition LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 4.235% [LIBOR12+300], 5/1/24[4]	417,953	419,824
Tessera Holding Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 4.492% [LIBOR12+325], 12/1/23[4]	297,750	300,666
TI Group Automotive Systems LLC, Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B, 3.992% [LIBOR12+275], 6/30/22[4]	458,306	460,455
Tower Automotive Holdings USA LLC, Sr. Sec. Credit Facilities 1st
Lien Term Loan, Tranche B, 4.00% [LIBOR12+275], 3/7/24[4]	279,328	281,074
TransDigm, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche
F, 4.242% [LIBOR12+300], 6/9/23[4]	10,976,914	11,037,166
Travelport Finance Luxembourg Sarl, Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche D, 4.061% [LIBOR4+275], 9/2/21[4]	710,225	712,076
Traverse Midstream Partners LLC, Sr. Sec. Credit Facilities 1st Lien
Term Loan, 5.33% [LIBOR4+400], 9/27/24[4]	105,000	106,719
Tribune Media Co., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 4.242% [LIBOR12+300], 1/26/24[4]	354,132	355,755
Trinseo Materials Operating SCA, Sr. Sec. Credit Facilities 1st Lien
Term Loan, 3.742% [LIBOR4+250], 9/6/24[4]	35,000	35,335
Tronox Blocked Borrower LLC, Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 4.328% [LIBOR4+300], 9/23/24[4,9]	154,567	155,605

38         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Corporate Loans (Continued)
Tronox Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.328% [LIBOR4+300], 9/23/24[4,9]	$ 356,850	$ 359,248
TTM Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.742% [LIBOR4+250], 9/28/24[4]	75,000	75,750
Tumi Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.492% [LIBOR12+225], 8/1/23[4,9]	230,000	231,833
Ultra Resources, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 4.309% [LIBOR4+300], 4/12/24[4]	170,000	170,496
United Airlines, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.63% [LIBOR4+225], 4/1/24[4]	134,325	135,114
Uniti Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.242% [LIBOR12+300], 10/24/22[4]	411,888	396,054
Unitymedia Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 3.604% [LIBOR4+225], 10/19/26[4,9]	200,000	199,729
Univar USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.992% [LIBOR12+275], 7/1/22[4]	410,954	413,202
Univision Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C5, 3.992% [LIBOR12+275], 3/15/24[4]	628,442	626,228
UPC Financing Partnership, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche AR, 3.857% [LIBOR4+250], 1/15/26[4,9]	381,000	382,714
USI, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.18% [LIBOR4+300], 5/16/24[4]	205,000	205,487
Valeant Pharmaceuticals International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche BF1, 5.99% [LIBOR4+475], 4/1/22[4,9]	75,677	77,228
VC GB Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.992% [LIBOR12+375], 2/28/24[4]	139,314	140,359
Veritas US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5.833% [LIBOR4+450], 1/27/23[4]	276,407	279,949
Vertiv Intermediate Holding II Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.242% [LIBOR12+400], 11/30/23[4]	362,877	364,574
VICI Properties 1 LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.738% [LIBOR4+350], 10/15/22[4]	100,112	100,310
Virgin Media Bristol LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche I, 3.989% [LIBOR12+275], 1/31/25[4]	450,000	452,215
Visteon Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.279%-3.407% [LIBOR4+225], 3/24/24[4]	95,307	95,923
Vistra Operations Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B, 3.992%-4.084% [LIBOR12+275], 8/4/23[4]	378,673	380,383
Tranche C, 4.084%, [LIBOR12+275], 8/4/23[4]	87,073	87,454
WaveDivision Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.14% [LIBOR6+275], 10/15/19[4]	354,079	354,787
Weight Watchers International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.49%-4.59% [LIBOR12+325], 4/2/20[4]	1,445,622	1,435,141
Wencor Group, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.833% [LIBOR4+350], 6/19/21[4]	59,981	58,669
Western Digital Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.99% [LIBOR12+275], 4/29/23[4]	414,766	417,747
Western Express, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.567% [LIBOR4+825], 2/23/22[2,4]	982,800	997,444

39         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Corporate Loans (Continued)
WideOpenWest Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.487% [LIBOR12+325], 8/18/23[4]	$405,000	$405,976
William Morris Endeavor Entertainment LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.64% [LIBOR12+325], 5/6/21[4]	302,712	305,297
Windstream Services LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B6, 5.24% [LIBOR12+400], 3/29/21[4]	163,836	153,955
WMG Acquisition Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.738% [LIBOR12+250], 11/1/23[4]	224,697	226,001
WP CPP Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.88% [LIBOR4+350], 12/28/19[4]	98,205	96,118
XPO Logistics, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.599% [LIBOR4+225], 11/1/21[4]	709,000	713,876
Ziggo Secured Finance Partnership, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E, 3.739% [LIBOR12+250], 4/15/25[4]	235,000	235,783
Total Corporate Loans (Cost $121,115,117)		119,811,723

Shares
Structured Security—–%
Africa Telecommunications Media & Technology Fund 1 LLC[1,5] (Cost $10,000,000)	9,542,930	—

		Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts (000’s)
Exchange-Traded Option Purchased—0.4%
S&P 500 Index Call[1] (Cost $2,209,862)		USD 2,575.000	1/19/18	USD 274,523	USD 1	4,583,800
	Counter- party

Over-the-Counter Option Purchased—0.0%
CNH Currency Put[1] (Cost $1,886,660)	CITNA-B	CNH7.300	11/29/17	CNH 2,133,100	CNH 608,600	1,217

		Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date		Notional Amount (000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.2%
Interest
Rate Swap			Six-Month
maturing			JPY BBA
1/24/29 Call[1]	GSCOI	Receive	LIBOR	0.708%	1/22/19	JPY	795,000	24,222
Interest
Rate Swap			Three-
maturing			Month USD
1/28/30 Call[1]	GSCOI	Receive	BBA LIBOR	2.974	1/24/20	USD	94,000	2,376,268
Interest
Rate Swap			Six-Month
maturing			JPY BBA
11/21/28 Call[1]	GSCOI	Receive	LIBOR	0.850	11/19/18	JPY	749,000	9,662

40         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date		Notional Amount (000’s)	Value
Over-the-Counter Interest Rate Swaptions Purchased (Continued)
Interest
Rate Swap			Six-Month
maturing			JPY BBA
11/22/27 Call[1]	GSCOI	Receive	LIBOR	1.070%	11/20/17	JPY	8,024,000	$ —
Interest
Rate Swap			Six-Month
maturing			JPY BBA
7/25/28 Call[1]	GSCOI	Receive	LIBOR	1.050	7/23/18	JPY	2,000,000	2,306

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $6,409,136)								2,412,458

	Principal Amount
Short-Term Notes—6.3%
Agrium, Inc., 1.534%, 12/12/17[12,13]	$ 2,500,000	2,495,873
Air Liquide US LLC, 1.453%, 12/22/17[7,12,13]	2,700,000	2,695,449
Ameren Illinois Co., 1.412%, 11/2/17[13]	2,500,000	2,499,812
Assa Abloy Financial AB, 1.482%, 11/20/17[7,12,13]	2,400,000	2,398,149
Bell Canada, 1.506%, 11/29/17[12,13]	1,700,000	1,697,995
Bell Canada, 1.538%, 1/18/18[12,13]	1,000,000	996,623
CenterPoint Energy Resources Corp., 1.536%, 1/18/18[7,12,13]	2,700,000	2,691,065
Deutsche Telekom International Finance BV, 1.573%, 1/25/18[13]	1,100,000	1,095,648
Dollar General Corp., 1.501%, 11/3/17[7,12,13]	2,500,000	2,499,688
Duke Energy Corp., 1.475%, 1/2/18[7,12,13]	1,900,000	1,895,162
Eni Finance USA, Inc., 1.968%, 10/5/18[12,13]	2,500,000	2,455,789
ERAC USA Finance LLC, 1.422%, 11/8/17[12,13]	2,500,000	2,499,241
Ford Motor Credit Co. LLC, 1.989%, 8/20/18[12,13]	2,300,000	2,263,329
Glencore Funding LLC, 1.617%, 1/18/18[12,13]	2,700,000	2,690,230
Hitachi Capital America Corp., 1.532%, 11/27/17[13]	2,700,000	2,697,177
HP, Inc., 1.715%, 3/22/18[13]	2,400,000	2,387,277
Interpublic Group of Cos., Inc., 1.473%, 12/11/17[7,12,13]	2,600,000	2,595,816
Leggett & Platt, Inc., 1.402%, 11/13/17[7,12,13]	2,500,000	2,498,754
Marriott International, 1.493%, 12/13/17[7,12,13]	2,700,000	2,695,430
McKesson Corp., 1.402%, 11/2/17[7,12,13]	2,500,000	2,499,812
Mondelez International, Inc., 1.495%, 1/9/18[12,13]	2,700,000	2,692,240
Omnicom Capital, Inc., 1.452%, 11/13/17[12,13]	2,300,000	2,298,854
Puget Sound Energy, Inc, 1.463%, 11/8/17[13]	2,700,000	2,699,180
Reckitt Benckiser Treasury Services plc, 1.403%, 11/30/17[12,13]	2,600,000	2,597,368
Sempra Energy, 1.443%, 11/8/17[12,13]	600,000	599,818
Southern Co. (The), 1.432%, 11/2/17[7,12,13]	2,500,000	2,499,812
Telus Corp., 1.526%, 2/1/18[7,13]	2,489,000	2,479,008
Thomson Reuters Corp., 1.454%, 11/13/17[13]	2,400,000	2,398,749
Toyota Motor Credit Corp., 1.671%, 7/23/18[13]	2,600,000	2,569,435
TransCanada PipeLines Ltd., 1.454%, 12/27/17[7,12,13]	1,200,000	1,197,264
United Technologies Corp., 1.412%, 11/6/17[7,12,13]	2,300,000	2,299,477
Vodafone Group plc, 1.749%, 9/13/18[13]	2,600,000	2,556,386
Whirlpool Corp., 1.403%, 11/27/17[13]	2,700,000	2,697,177

41         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Short-Term Notes (Continued)
WPP CP Finance plc, 1.714%, 2/12/18[7,12,13]	$ 2,700,000	$ 2,687,621

Total Short-Term Notes (Cost $78,519,488)		78,520,708
	Shares
Investment Companies—5.2%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.01%[14,15]	25,711,488	25,711,488
SPDR Gold Trust Exchange Traded Fund[1,16]	324,890	39,204,476

Total Investment Companies (Cost $64,428,298)		64,915,964
Total Investments, at Value (Cost $1,085,767,984)	100.3%	1,255,457,322
Net Other Assets (Liabilities)	(0.3)	(3,918,705)

Net Assets	100.0%	$ 1,251,538,617

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.

2. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Consolidated Notes.

3. All or portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to securities sold short. The aggregate market value of such securities is $72,563,840. See Note 4 of accompanying Consolidated Notes.

4. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

5. Restricted security. The aggregate value of restricted securities at period end was $18,676,994, which represents 1.49% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Africa Telecommunications Media &
Technology Fund 1 LLC	4/20/11	$ 10,000,000	$ —	$ (10,000,000)
Clearwire Communications
LLC/Clearwire Finance, Inc., 8.25% Cv.
Sr. Unsec. Nts., 12/1/40	12/20/16	6,575,827	6,615,500	39,673
Raspro Trust, Series 2005-1A, Cl. G, 1.725% [LIBOR03M+40], 3/23/24	2/9/16	11,928,926	12,061,494	132,568

		$ 28,504,753	$ 18,676,994	$ (9,827,759)

6. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

7. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $77,244,825 or 6.17% of the Fund’s net assets at period end.

8. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

9. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

10. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

11. Interest or dividend is paid-in-kind, when applicable.

42         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Footnotes to Consolidated Statement of Investments (Continued)

12. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $54,440,859 or 4.35% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

13. Current yield as of period end.

14. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 31, 2016	Gross Additions	Gross Reductions	Shares October 31, 2017
Oppenheimer Institutional
Government Money Market Fund,
Cl. E	149,404,417	720,077,834	843,770,763	25,711,488
	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional
Government Money Market Fund,
Cl. E	$ 25,711,488	$ 194,525	$ —	$ —

15. Rate shown is the 7-day yield at period end.

16. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

	Shares Sold Short	Value
Securities Sold Short—(28.8)%
Common Stock Securities Sold Short—(28.8)%
AGCO Corp.	(142,130)	$ (9,745,854)
Air Lease Corp., Cl. A	(128,322)	(5,575,591)
Aircastle Ltd.	(262,765)	(6,111,914)
Aker Solutions ASA[1]	(702,200)	(3,850,701)
Ally Financial, Inc.	(527,940)	(13,795,072)
AvalonBay Communities, Inc.	(20,010)	(3,628,413)
Boeing Co. (The)	(17,158)	(4,426,421)
Camden Property Trust	(39,480)	(3,602,155)
Caterpillar, Inc.	(58,720)	(7,974,176)
Church & Dwight Co., Inc.	(100,420)	(4,535,971)
Cie Financiere Richemont SA	(106,809)	(9,858,744)
CNH Industrial NV	(387,640)	(4,923,028)
Colgate-Palmolive Co.	(207,640)	(14,628,238)
Corning, Inc.	(142,201)	(4,452,313)
Digital Realty Trust, Inc.	(99,940)	(11,836,894)
Dril-Quip, Inc.[1]	(62,050)	(2,612,305)
Fastenal Co.	(120,430)	(5,656,597)
Federal Realty Investment Trust	(87,160)	(10,504,523)
Franklin Resources, Inc.	(269,560)	(11,356,563)
General Mills, Inc.	(165,640)	(8,600,029)
GlaxoSmithKline plc, Sponsored ADR	(49,050)	(1,786,891)
HP, Inc.	(558,440)	(12,034,382)
Intel Corp.	(366,429)	(16,668,855)

43         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares Sold Short	Value
Common Stock Securities Sold Short (Continued)
International Business Machines Corp.	(82,050)	$ (12,640,623)
Jones Lang LaSalle, Inc.	(97,810)	(12,665,417)
Kirby Corp.[1]	(87,910)	(6,228,424)
Koninklijke Ahold Delhaize NV	(753,205)	(14,167,533)
Neste OYJ	(113,515)	(6,323,818)
Novo Nordisk AS, Sponsored ADR	(52,730)	(2,625,427)
Pennsylvania Real Estate Investment Trust	(1,164,930)	(11,323,120)
Procter & Gamble Co. (The)	(163,270)	(14,096,732)
ResMed, Inc.	(107,120)	(9,017,362)
Rio Tinto plc, Sponsored ADR	(113,940)	(5,461,144)
RLJ Lodging Trust	(158,684)	(3,437,095)
Rowan Cos. plc, Cl. A1	(216,600)	(3,103,878)
Sanofi, ADR	(115,300)	(5,451,384)
SAP SE, Sponsored ADR	(96,287)	(10,995,975)
Southern Copper Corp.	(235,290)	(10,105,706)
Subsea 7 SA	(250,453)	(4,216,410)
Transocean Ltd.[1]	(364,175)	(3,823,838)
W.W. Grainger, Inc.	(27,705)	(5,477,279)
Wacker Chemie AG	(51,497)	(8,064,932)
Weingarten Realty Investors	(376,325)	(11,459,096)
Western Union Co. (The)	(714,060)	(14,181,232)
William Demant Holding AS1	(237,346)	(6,857,193)

Total Securities Sold Short (Proceeds $335,524,220)		$ (359,889,248)

Forward Currency Exchange Contracts as of October 31, 2017
Counter -party	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BOA	12/2017	USD	13,117	CAD	15,950	$ 748,604	$ —
CITNA-B	11/2017	USD	197	CNH	1,360	—	7,711
CITNA-B	12/2017	USD	16,245	JPY	1,750,000	822,566	—
DEU	12/2017	EUR	8,570	USD	10,351	—	344,916
DEU	12/2017	NOK	26,900	USD	3,479	—	182,416
JPM	11/2017	USD	13,381	CNH	95,000	—	919,064
JPM	12/2017	USD	22,663	THB	749,000	113,247	—
TDB	12/2017	USD	17,246	AUD	21,485	809,578	—

Total Unrealized Appreciation and Depreciation						$ 2,493,995	$ 1,454,107

Futures Contracts as of October 31, 2017
Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation (Depreciation)
Euro-BONO	Sell	12/7/17	116	EUR 18,663	$ 18,844,197	$ (181,517)
Euro-BTP	Sell	12/7/17	195	EUR 30,790	31,707,275	(917,005)
Euro-BUND	Buy	12/7/17	326	EUR 61,655	61,802,863	147,604
Euro-OAT	Sell	12/7/17	84	EUR 15,278	15,407,051	(129,252)

44         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Futures Contracts (Continued)
Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation (Depreciation)
United States Treasury Nts., 5 yr.	Sell	12/29/17	158	USD18,704	$ 18,515,625	$188,613

						$(891,557)

Over-the-Counter Options Written at October 31, 2017
Description	Counter -party	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
		CNH		CNH
CNH Currency Put	CITNA-B	8.000	11/29/17	(667,000)	CNH 2,337,600	$ 693,680	$ —

Centrally Cleared Credit Default Swaps at October 31, 2017
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation (Depreciation)
CDX.HY.28	Buy	5.000%	6/20/22	USD 18,968	$ 1,324,837	$ (1,782,725)	$ (457,888)
CDX.IG.28	Sell	1.000	6/20/22	USD 740	(13,473)	16,924	3,451
CDX.IG.28	Sell	1.000	6/20/22	USD 51,615	(935,396)	1,180,483	245,087
CDX.IG.28	Sell	1.000	6/20/22	USD 3,000	(53,766)	68,613	14,847
iTraxx.Main.27	Buy	1.000	6/20/22	EUR 46,010	979,105	(1,428,809)	(449,704)
iTraxx.Main.27	Buy	1.000	6/20/22	EUR 890	21,902	(27,638)	(5,736)
Neiman Marcus
Group LLC (The)	Buy	5.000	12/20/20	USD 6,190	358,683	1,241,851	1,600,534

Total Centrally Cleared Credit Default Swaps					$ 1,681,892	$ (731,301)	$ 950,591

Over-the-Counter Credit Default Swaps at October 31, 2017
Reference Asset	Counter- party	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation (Depreciation)
CDX.HY.21	CITNA-B	Buy	5.000	12/20/18	USD 1,407	$ 74,649	$ (84,298)	$ (9,649)
CDX.HY.25	CITNA-B	Buy	5.000	12/20/20	USD 936	(109,330)	(91,940)	(201,270)
CDX.HY.25	CITNA-B	Buy	5.000	12/20/20	USD 471	(48,278)	(46,265)	(94,543)
CDX.HY.25	CITNA-B	Sell	5.000	12/20/20	USD 133	82,577	(49,359)	33,218
CDX.HY.25	CITNA-B	Sell	5.000	12/20/18	USD 413	157,382	(54,138)	103,244
CDX.HY.25	CITNA-B	Sell	5.000	12/20/20	USD 265	171,858	(98,089)	73,769
CDX.NA.HY.21	CITNA-B	Buy	5.000	12/20/18	USD 7,500	(230,208)	(449,350)	(679,558)
CDX.NA.HY.21	CITNA-B	Sell	5.000	12/20/18	USD 1,689	942,651	(221,153)	721,498
CDX.NA.HY.21	GSCOI	Sell	5.000	12/20/18	USD 513	280,576	(67,231)	213,345
CDX.NA.HY.25	GSCOI	Buy	5.000	12/20/20	USD 7,500	(1,297,917)	(736,698)	(2,034,615)
CDX.NA.HY.25	GSCOI	Sell	5.000	12/20/20	USD 2,121	1,407,556	(785,971)	621,585
Malaysia	BAC	Buy	1.000	12/20/20	USD 2,900	(136,197)	(58,564)	(194,761)
Malaysia	BAC	Buy	1.000	12/20/20	USD 854	(35,261)	(17,247)	(52,508)
Malaysia	BNP	Buy	1.000	12/20/20	USD 761	(26,351)	(15,368)	(41,719)
Malaysia	BNP	Buy	1.000	6/20/21	USD 3,820	(112,656)	(78,851)	(191,507)
Malaysia	BNP	Buy	1.000	6/20/21	USD 3,000	(85,450)	(61,925)	(147,375)
Malaysia	BNP	Buy	1.000	12/20/20	USD 10,000	(651,135)	(201,940)	(853,075)

45         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Over-the-Counter Credit Default Swaps (Continued)
Reference Asset	Counter- party	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation (Depreciation)
Malaysia	BNP	Buy	1.000%	12/20/20	USD 1,811	$ (51,082)	$ (36,571)	$ (87,653)
Malaysia	CITNA-B	Buy	1.000	12/20/20	USD 4,295	(209,624)	(86,733)	(296,357)
Malaysia	MOS-A	Buy	1.000	12/20/20	USD 10,000	(502,319)	(201,940)	(704,259)
Total Over-the-Counter Credit Default Swaps						$ (378,559)	$ (3,443,631)	$ (3,822,190)

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Investment Grade Corporate Debt	$55,355,000	$—	BBB
Indexes
Non-Investment Grade Corporate Debt	5,134,238	17,814,000	BB
Indexes

Total	$60,489,238	$17,814,000

*Amounts recoverable includes potential payments from related purchased protection for instances where the Fund is the seller of protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Over-the-Counter Total Return Swaps at October 31, 2017
Reference Asset	Counter- party	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)	Value		Unrealized Appreciation/ (Depreciation)
0998.HK-China Citic Bank Corp. Ltd., ORD H	GSCOI	Pay	One-Month HKD HIBOR HKAB minus 50 basis points	5/24/18	HKD 1,994	$(13,784	) $	(13,784)
0998.HK-China Citic Bank Corp. Ltd., ORD H	GSCOI	Pay	One-Month HKD HIBOR HKAB minus 50 basis points	5/24/18	HKD 27,332	(215,171)		(215,171)
1988.HK-China Ninsheng Banking Corp. Ltd., ORD H	GSCOI	Pay	One-Month HKD HIBOR HKAB minus 50 basis points	5/24/18	HKD 28,149	(41,892)		(41,892)
3328.HK-Bank of Communications Co. Ltd., ORD H	GSCOI	Pay	One-Month HKD HIBOR HKAB minus 50 basis points	5/24/18	HKD 33,202	(278,964)		(278,964)
3968.HK-China Merchants Bank, ORD H	GSCOI	Pay	One-Month HKD HIBOR HKAB minus 50 basis points	5/24/18	HKD 36,981	(1,570,012)		(1,570,012)

46         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Over-the-Counter Total Return Swaps (Continued)
Reference Asset	Counter- party	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
6818.HK-China Everbright Bank, ORD H	GSCOI	Pay	One-Month HKD HIBOR HKAB minus 50 basis points	5/24/18	HKD 14,419	$ (93,401)	$ (93,401)

Total Over-the-Counter Total Return Swaps						$ (2,213,224)	$ (2,213,224)

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
JPM	JPMorgan Chase Bank NA
MOS-A	Morgan Stanley
TDB	Toronto Dominion Bank

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
CAD	Canadian Dollar
CNH	Offshore Chinese Renminbi
EUR	Euro
HKD	Hong Kong Dollar
JPY	Japanese Yen
NOK	Norwegian Krone
THB	Thailand Baht

Definitions
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BONO	Spanish Government Bonds
BTP	Italian Treasury Bonds
BUND	German Federal Obligation
CDX.HY.21	Markit CDX High Yield Index
CDX.HY.25	Markit CDX High Yield Index
CDX.HY.28	Markit CDX High Yield Index
CDX.IG.28	Markit CDX Investment Grade Index
CDX.NA.HY.21	Markit CDX North American High Yield
CDX.NA.HY.25	Markit CDX North American High Yield
HIBOR	Hong Kong Interbank Offered Rate
HKAB	Hong Kong Association of Banks
iTraxx.Main.27	Credit Default Swap Trading Index for a Specific Basket of Securities

47         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Definitions (Continued)
LIBOR01M	ICE LIBOR USD 1 Month
LIBOR03M	ICE LIBOR USD 3 Month
LIBOR12	London Interbank Offered Rate-Monthly
LIBOR4	London Interbank Offered Rate-Quarterly
LIBOR52	London Interbank Offered Rate-Weekly
LIBOR6	London Interbank Offered Rate-Bi-Monthly
OAT	French Government Bonds
PRIME4	United States Prime Rate-Quarterly
S&P	Standard & Poor’s
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month

See accompanying Notes to Consolidated Financial Statements.

48         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES October 31, 2017

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $1,060,056,496)	$ 1,229,745,834
Affiliated companies (cost $25,711,488)	25,711,488

1,255,457,322
Cash used for collateral on futures	2,934,800
Cash used for collateral on OTC derivatives	4,572,000
Cash used for collateral on centrally cleared swaps	2,788,194
Deposits with broker for securities sold short	302,151,164
Deposits with broker for foreign securities sold short (cost $50,148,781)	51,634,700
Unrealized appreciation on forward currency exchange contracts	2,493,995
Centrally cleared swaps, at value (net premiums paid $643,952)	2,507,871
Receivables and other assets:
Investments sold (including $189,655 sold on a when-issued or delayed delivery basis)	7,817,478
Interest and dividends	3,747,560
Shares of beneficial interest sold	704,464
Variation margin receivable	26,292
Other	155,393

Total assets	1,636,991,233
Liabilities
Securities sold short, at value (proceeds $335,524,220)—see accompanying consolidated statement of investments	359,889,248
Bank overdraft	2,935,617
Unrealized depreciation on forward currency exchange contracts	1,454,107
Options written, at value (premiums received $693,680)	—
Swaps, at value (net premiums paid $378,559)	5,656,855
Centrally cleared swaps, at value (premiums received $2,325,844)	3,239,172
Payables and other liabilities:
Investments purchased (including $6,339,357 purchased on a when-issued or delayed delivery basis)	9,193,594
Shares of beneficial interest redeemed	2,040,445
Dividends on short sales	320,411
Trustees’ compensation	189,648
Distribution and service plan fees	149,452
Variation margin payable	119,993
Shareholder communications	29,879
Other	234,195

Total liabilities	385,452,616
Net Assets	$ 1,251,538,617

49         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES Continued

Composition of Net Assets
Par value of shares of beneficial interest	$ 460,729
Additional paid-in capital	1,184,994,229
Accumulated net investment income	18,444,134
Accumulated net realized loss on investments and foreign currency transactions	(94,975,324)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	142,614,849

Net Assets	$ 1,251,538,617

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $560,358,934 and 20,590,160 shares of beneficial interest outstanding)	$27.21
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$28.87
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,571,391 and 107,031 shares of beneficial interest outstanding)	$24.02
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $110,630,249 and 4,602,945 shares of beneficial interest outstanding)	$24.03
Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $151,696,665 and 5,418,265 shares of beneficial interest outstanding)	$28.00
Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $21,057,545 and 809,328 shares of beneficial interest outstanding)	$26.02
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $405,223,833 and 14,545,198 shares of beneficial interest outstanding)	$27.86

See accompanying Notes to Consolidated Financial Statements.

50         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF

OPERATIONS For the Year Ended October 31, 2017

Investment Income
Interest	$ 21,652,208
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $305,933)	18,128,620
Affiliated companies	194,525
Other income	677,014

Total investment income	40,652,367
Expenses
Management fees	11,317,276
Distribution and service plan fees:
Class A	1,494,493
Class B	45,844
Class C	1,232,419
Class R	104,585
Transfer and shareholder servicing agent fees:
Class A	1,366,438
Class B	10,166
Class C	272,765
Class I	42,929
Class R	46,452
Class Y	875,035
Shareholder communications:
Class A	26,822
Class B	2,342
Class C	19,554
Class I	3,410
Class R	3,595
Class Y	48,269
Dividends on short sales	5,152,425
Financing expense from short sales	105,349
Trustees’ compensation	32,317
Borrowing fees	31,397
Custodian fees and expenses	26,608
Other	288,642

Total expenses	22,549,132
Less reduction to custodian expenses	(92)
Less waivers and reimbursements of expenses	(498,199)

Net expenses	22,050,841
Net Investment Income	18,601,526

51         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF

OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies	$ 15,916,727
Option contracts written	383,210
Futures contracts	544,435
Foreign currency transactions	100,146
Forward currency exchange contracts	515,500
Short positions	(83,305,038)
Swap contracts	(8,057,066)

Net realized loss	(73,902,086)
Net change in unrealized appreciation/depreciation on:
Investment transactions in unaffiliated companies	88,284,749
Translation of assets and liabilities denominated in foreign currencies	1,182,182
Forward currency exchange contracts	(977,076)
Futures contracts	(1,584,737)
Option contracts written	(44,970)
Short positions	(10,221,901)
Swap contracts	2,376,599

Net change in unrealized appreciation/depreciation	79,014,846
Net Increase in Net Assets Resulting from Operations	$ 23,714,286

See accompanying Notes to Consolidated Financial Statements.

52         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations
Net investment income	$ 18,601,526	$ 11,976,330
Net realized loss	(73,902,086)	(23,544,189)
Net change in unrealized appreciation/depreciation	79,014,846	14,155,236

Net increase in net assets resulting from operations	23,714,286	2,587,377
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(1,722,321)	(3,490,406)
Class B	(12,416)	(41,676)
Class C	(273,777)	(422,888)
Class I	(985,054)	(587,576)
Class R	(44,000)	(58,448)
Class Y	(2,169,190)	(1,050,986)

	(5,206,758)	(5,651,980)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(125,165,191)	36,883,516
Class B	(4,833,789)	(6,679,262)
Class C	(29,837,699)	23,668,449
Class I	18,932,679	71,247,215
Class R	235,487	3,542,247
Class Y	1,358,274	309,116,440

	(139,310,239)	437,778,605
Net Assets
Total increase (decrease)	(120,802,711)	434,714,002
Beginning of period	1,372,341,328	937,627,326

End of period (including accumulated net investment income of
$18,444,134 and $6,942,613, respectively)	$ 1,251,538,617	$ 1,372,341,328

See accompanying Notes to Consolidated Financial Statements.

53         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$26.81	$27.00	$26.64	$24.48	$23.35
Income (loss) from investment operations:
Net investment income[2]	0.38	0.27	0.30	0.29	0.30
Net realized and unrealized gain (loss)	0.09	(0.32)	0.53	1.87	0.83

Total from investment operations	0.47	(0.05)	0.83	2.16	1.13
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.07)	(0.14)	(0.47)	0.00	0.00
Net asset value, end of period	$27.21	$26.81	$27.00	$26.64	$24.48

Total Return, at Net Asset Value[3]	1.79%	(0.18)%	3.18%	8.82%	4.84%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$560,359	$675,558	$642,670	$642,789	$668,235
Average net assets (in thousands)	$620,775	$679,471	$636,510	$662,351	$721,521
Ratios to average net assets:[4]
Net investment income	1.39%	1.02%[5]	1.14%[5]	1.12%[5]	1.25%[5]
Expenses excluding specific expenses listed below	1.36%	1.35%[5]	1.39%[5]	1.42%[5]	1.44%[5]
Dividends and/or interest expense on securities sold short	0.39%	0.59%	0.60%	0.55%	0.58%
Borrowing expenses on securities sold short	0.01%	0.09%	0.18%	0.42%	0.02%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	1.76%	2.03%[5]	2.17%[5]	2.39%[5]	2.04%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.72%	1.99%[5]	2.12%[5]	2.25%[5]	1.97%[5]
Portfolio turnover rate	168%	131%	62%	44%	76%

54         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2017	1.76%
Year Ended October 31, 2016	2.05%
Year Ended October 30, 2015	2.18%
Year Ended October 31, 2014	2.40%
Year Ended October 31, 2013	2.06%

See accompanying Notes to Consolidated Financial Statements.

55         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class B	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$23.85	$24.15	$23.84	$22.08	$21.25
Income (loss) from investment operations:
Net investment income[2]	0.15	0.08	0.15	0.08	0.08
Net realized and unrealized gain (loss)	0.07	(0.30)	0.42	1.68	0.75

Total from investment operations	0.22	(0.22)	0.57	1.76	0.83
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.05)	(0.08)	(0.26)	0.00	0.00
Net asset value, end of period	$24.02	$23.85	$24.15	$23.84	$22.08

Total Return, at Net Asset Value[3]	0.92%	(0.92)%	2.40%	7.97%	3.91%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,571	$7,344	$14,201	$25,296	$34,346
Average net assets (in thousands)	$4,603	$10,159	$19,249	$30,329	$40,057
Ratios to average net assets:[4]
Net investment income	0.62%	0.34%[5]	0.61%[5]	0.34%[5]	0.35%[5]
Expenses excluding specific expenses listed below	2.17%	2.10%[5]	2.16%[5]	2.29%[5]	2.46%[5]
Dividends and/or interest expense on securities sold short	0.39%	0.59%	0.60%	0.55%	0.58%
Borrowing expenses on securities sold short	0.01%	0.09%	0.18%	0.42%	0.02%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	2.57%	2.78%[5]	2.94%[5]	3.26%[5]	3.06%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.53%	2.74%[5]	2.89%[5]	3.06%[5]	2.86%[5]
Portfolio turnover rate	168%	131%	62%	44%	76%

56         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2017	2.57%
Year Ended October 31, 2016	2.80%
Year Ended October 30, 2015	2.95%
Year Ended October 31, 2014	3.27%
Year Ended October 31, 2013	3.08%

See accompanying Notes to Consolidated Financial Statements.

57         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$23.85	$24.15	$23.89	$22.12	$21.26
Income (loss) from investment operations:
Net investment income[2]	0.15	0.06	0.09	0.08	0.10
Net realized and unrealized gain (loss)	0.08	(0.28)	0.47	1.69	0.76

Total from investment operations	0.23	(0.22)	0.56	1.77	0.86
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.05)	(0.08)	(0.30)	0.00	0.00
Net asset value, end of period	$24.03	$23.85	$24.15	$23.89	$22.12

Total Return, at Net Asset Value[3]	0.96%	(0.91)%	2.39%	8.00%	4.05%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$110,630	$139,374	$117,152	$110,383	$112,993
Average net assets (in thousands)	$123,884	$136,400	$111,050	$112,984	$122,514
Ratios to average net assets:[4]
Net investment income	0.62%	0.25%[5]	0.38%[5]	0.36%[5]	0.48%[5]
Expenses excluding specific expenses listed below	2.13%	2.11%[5]	2.14%[5]	2.19%[5]	2.21%[5]
Dividends and/or interest expense on securities sold short	0.39%	0.59%	0.60%	0.55%	0.58%
Borrowing expenses on securities sold short	0.01%	0.09%	0.18%	0.42%	0.02%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	2.53%	2.79%[5]	2.92%[5]	3.16%[5]	2.81%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.49%	2.75%[5]	2.87%[5]	3.02%[5]	2.74%[5]
Portfolio turnover rate	168%	131%	62%	44%	76%

58         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2017	2.53%
Year Ended October 31, 2016	2.81%
Year Ended October 30, 2015	2.93%
Year Ended October 31, 2014	3.17%
Year Ended October 31, 2013	2.83%

See accompanying Notes to Consolidated Financial Statements.

59         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class I	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Period Ended October 31, 2013[2]
Per Share Operating Data
Net asset value, beginning of period	$27.60	$27.79	$27.41	$25.09	$24.32
Income (loss) from investment operations:
Net investment income[3]	0.50	0.37	0.28	0.42	0.34
Net realized and unrealized gain (loss)	0.10	(0.29)	0.69	1.90	0.43

Total from investment operations	0.60	0.08	0.97	2.32	0.77
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.20)	(0.27)	(0.59)	0.00	0.00
Net asset value, end of period	$28.00	$27.60	$27.79	$27.41	$25.09

Total Return, at Net Asset Value[4]	2.18%	0.29%	3.62%	9.25%	3.17%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$151,697	$130,790	$59,214	$11	$10
Average net assets (in thousands)	$143,209	$96,611	$8,550	$11	$10
Ratios to average net assets:[5]
Net investment income	1.80%	1.35%[6]	1.06%[6]	1.57%[6]	2.07%[6]
Expenses excluding specific expenses listed below	0.92%	0.97%[6]	0.82%[6]	0.95%[6]	1.26%[6]
Dividends and/or interest expense on securities sold short	0.39%	0.59%	0.60%	0.55%	0.58%
Borrowing expenses on securities sold short	0.01%	0.09%	0.18%	0.42%	0.02%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%[7]	0.00%	0.00%

Total expenses[8]	1.32%	1.65%[6]	1.60%[6]	1.92%[6]	1.86%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.29%	1.61%[6]	1.55%[6]	1.79%[6]	1.79%[6]
Portfolio turnover rate	168%	131%	62%	44%	76%

60         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

1. Represents the last business day of the Fund’s reporting period.

2. For the period from February 28, 2013 (inception of offering) to October 31, 2013.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2017	1.32%
Year Ended October 31, 2016	1.67%
Year Ended October 30, 2015	1.61%
Year Ended October 31, 2014	1.93%
Period Ended October 31, 2013	1.88%

See accompanying Notes to Consolidated Financial Statements.

61         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class R	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$25.69	$25.89	$25.55	$23.54	$22.53
Income (loss) from investment operations:
Net investment income[2]	0.29	0.19	0.22	0.21	0.21
Net realized and unrealized gain (loss)	0.10	(0.30)	0.52	1.80	0.80

Total from investment operations	0.39	(0.11)	0.74	2.01	1.01
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.06)	(0.09)	(0.40)	0.00	0.00
Net asset value, end of period	$26.02	$25.69	$25.89	$25.55	$23.54

Total Return, at Net Asset Value[3]	1.51%	(0.44)%	2.92%	8.54%	4.48%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,058	$20,567	$17,141	$17,302	$20,410
Average net assets (in thousands)	$21,118	$18,565	$16,942	$19,224	$23,822
Ratios to average net assets:[4]
Net investment income	1.12%	0.75%[5]	0.85%[5]	0.85%[5]	0.92%[5]
Expenses excluding specific expenses listed below	1.62%	1.62%[5]	1.64%[5]	1.72%[5]	1.76%[5]
Dividends and/or interest expense on securities sold short	0.39%	0.59%	0.60%	0.55%	0.58%
Borrowing expenses on securities sold short	0.01%	0.09%	0.18%	0.42%	0.02%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	2.02%	2.30%[5]	2.42%[5]	2.69%[5]	2.36%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.98%	2.26%[5]	2.37%[5]	2.54%[5]	2.29%[5]
Portfolio turnover rate	168%	131%	62%	44%	76%

62         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2017	2.02%
Year Ended October 31, 2016	2.32%
Year Ended October 30, 2015	2.43%
Year Ended October 31, 2014	2.70%
Year Ended October 31, 2013	2.38%

See accompanying Notes to Consolidated Financial Statements.

63         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$27.47	$27.68	$27.32	$25.05	$23.84
Income (loss) from investment operations:
Net investment income[2]	0.45	0.32	0.31	0.34	0.38
Net realized and unrealized gain (loss)	0.09	(0.29)	0.60	1.93	0.83

Total from investment operations	0.54	0.03	0.91	2.27	1.21
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.15)	(0.24)	(0.55)	0.00	0.00
Net asset value, end of period	$27.86	$27.47	$27.68	$27.32	$25.05

Total Return, at Net Asset Value[3]	1.98%	0.08%	3.43%	9.06%	5.08%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$405,224	$398,708	$87,249	$19,378	$11,237
Average net assets (in thousands)	$397,699	$278,002	$34,589	$14,096	$12,213
Ratios to average net assets:[4]
Net investment income	1.61%	1.16%[5]	1.13%[5]	1.27%[5]	1.52%[5]
Expenses excluding specific expenses listed below	1.13%	1.17%[5]	1.10%[5]	1.78%[5]	1.19%[5]
Dividends and/or interest expense on securities sold short	0.39%	0.59%	0.60%	0.55%	0.58%
Borrowing expenses on securities sold short	0.01%	0.09%	0.18%	0.42%	0.02%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	1.53%	1.85%[5]	1.88%[5]	2.75%[5]	1.79%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.49%	1.81%[5]	1.83%[5]	2.04%[5]	1.72%[5]
Portfolio turnover rate	168%	131%	62%	44%	76%

64         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2017	1.53%
Year Ended October 31, 2016	1.87%
Year Ended October 30, 2015	1.89%
Year Ended October 31, 2014	2.76%
Year Ended October 31, 2013	1.81%

See accompanying Notes to Consolidated Financial Statements.

65         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS October 31, 2017

1. Organization

Oppenheimer Fundamental Alternatives Fund (the “Fund”), a series of Oppenheimer Quest for Value Funds, is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

    The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

    The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Fundamental Alternatives Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to

66         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

2. Significant Accounting Policies (Continued)

the Subsidiary.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 13,307 shares with net assets of $39,200,500 in the Subsidiary.

Other financial information at period end:

Total market value of investments	$	39,204,476
Net assets	$	39,200,500
Net income (loss)	$	(353,967)
Net realized gain (loss)	$	—
Net change in unrealized appreciation/depreciation	$	(396,784)

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.
(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Consolidated Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

67         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each REIT and other industry sources. These estimates may subsequently be revised based on information received from REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. Prior to July 17, 2017, the Fund paid interest to its custodian on such cash overdrafts, to the extent they were not offset by positive cash balances maintained by the Fund, when applicable, at a rate equal to the negative rolling average balance at an average Federal Funds Rate plus 0.50%. This rate increased to the Federal Funds Rate plus 2.00% effective July 17, 2017. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise

68         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

2. Significant Accounting Policies (Continued)

tax provision is required, however, during the reporting period, the Fund paid federal excise tax of $1. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended October 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the Fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$17,260,133	$—	$67,146,270	$116,304,363

1. At period end, the Fund had $67,146,270 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
No expiration	$67,146,270

69         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments
$1,031,307	$1,893,247	$861,940

The tax character of distributions paid during the reporting periods:

	Year Ended October 31, 2017	Year Ended October 31, 2016
Distributions paid from:
Ordinary income	$5,206,758	$5,651,980

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,112,980,254
Federal tax cost of other investments	(310,053,964)

Total federal tax cost	$802,926,290

Gross unrealized appreciation	$196,299,781
Gross unrealized depreciation	(79,995,418)

Net unrealized appreciation	$116,304,363

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

70         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Loans are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include information obtained from market

71         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

participants regarding broker-dealer price quotations.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

72         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

3. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$14,699,006	$406,284	$63,875	$15,169,165
Consumer Staples	46,362,102	—	—	46,362,102
Energy	69,698,740	31,652	—	69,730,392
Financials	119,916,296	107,750	—	120,024,046
Health Care	100,693,182	9,268,561	90	109,961,833
Industrials	130,929,364	—	—	130,929,364
Information Technology	104,228,554	—	—	104,228,554
Materials	41,762,159	—	—	41,762,159
Telecommunication Services	32,074,542	—	—	32,074,542
Utilities	23,609,967	—	—	23,609,967
Preferred Stocks	—	12,920,415	—	12,920,415
Rights, Warrants and Certificates	—	2,805	—	2,805
Asset-Backed Securities	—	58,648,277	—	58,648,277
Mortgage-Backed Obligations	—	55,097,678	—	55,097,678
Non-Convertible Corporate Bonds and Notes	—	158,074,653	—	158,074,653

73         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Investments, at Value: (Continued)
Convertible Corporate Bond and Note	$—	$6,615,500	$—	$6,615,500
Corporate Loans	—	117,586,358	2,225,365	119,811,723
Structured Security	—	—	—	—
Exchange-Traded Option Purchased	4,583,800	—	—	4,583,800
Over-the-Counter Option Purchased	—	1,217	—	1,217
Over-the-Counter Interest Rate
Swaptions Purchased	—	2,412,458	—	2,412,458
Short-Term Notes	—	78,520,708	—	78,520,708
Investment Companies	64,915,964	—	—	64,915,964

Total Investments, at Value	753,473,676	499,694,316	2,289,330	1,255,457,322
Other Financial Instruments:
Centrally cleared swaps, at value	—	2,507,871	—	2,507,871
Futures contracts	336,217	—	—	336,217
Forward currency exchange contracts	—	2,493,995	—	2,493,995

Total Assets	$753,809,893	$504,696,182	$2,289,330	$1,260,795,405

Liabilities Table
Other Financial Instruments:
Common Stock Securities Sold Short	$(306,549,917)	$(53,339,331)	$—	$(359,889,248)
Swaps, at value	—	(5,656,855)	—	(5,656,855)
Centrally cleared swaps, at value	—	(3,239,172)	—	(3,239,172)
Options written, at value	—	—	—	—
Futures contracts	(1,227,774)	—	—	(1,227,774)
Forward currency exchange contracts	—	(1,454,107)	—	(1,454,107)

Total Liabilities	$(307,777,691)	$(63,689,465)	$—	$(371,467,156)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 2**	Transfers into Level 3**	Transfers out of Level 3*
Assets Table
Investments, at Value:
Corporate Loans	$136,165	$(1,066,547)	$1,066,547	$(136,165)

Total Assets	$136,165	$(1,066,547)	$1,066,547	$(136,165)

* Transferred from Level 3 to Level 2 due to the availability of market data for this security.

** Transferred from Level 2 to Level 3 because of the lack of observable market data.

74         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

75         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$6,339,357

Sold securities	189,655

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

76         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

4. Investments and Risks (Continued)

Credit Risk. Loans and debt securities are subject to credit risk. Credit risk relates to the ability of the borrower under a loan or issuer of a debt to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers subsequently miss an interest and/or principal payment.

Information concerning securities not accruing income at period end is as follows:

Cost	$1,476,690
Market Value	$1,510,835
Market Value as % of Net Assets	0.12%

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

77         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

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6. Use of Derivatives (Continued)

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $54,727,500 and $125,427,344, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $58,304,637 and $86,076,511 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the

79         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $885,552 and $965,987 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The Fund must then purchase the underlying security at the higher market price and deliver it for the strike price or, if it owns the underlying security, deliver it at the strike price and forego any benefit from the increase in the price of the underlying security above the strike price. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. The Fund must then purchase the underlying security at the strike price when the market price of the underlying security is below the strike price. Alternatively, the Fund could also close out a written option position, in which case the risk is that the closing transaction will require a premium to be paid by the Fund that is greater than the premium the Fund received. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contact. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid

80         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

6. Use of Derivatives (Continued)

or expire worthless.

During the reporting period, the Fund had an ending monthly average market value of $193,999 on written put options.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract

81         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset.

Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

The Fund has purchased credit protection through credit default swaps to take an outright negative investment perspective on the credit risk of an individual issuer or basket or index of issuers as opposed to decreasing its credit risk exposure related to debt securities of such issuer(s) held by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $144,835,472 and $58,128,200 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund may enter into interest rate swaps in which it pays the fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Typically, if relative interest rates rise, floating payments under a swap agreement will be greater than the fixed payments.

For the reporting period, the Fund had ending monthly average notional amounts of $4,264,764 on interest rate swaps which pay a fixed rate.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no interest rate swap agreements outstanding.

Total Return Swap Contracts. A total return swap is an agreement between

82         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

6. Use of Derivatives (Continued)

counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund may enter into total return swaps on various equity securities or indexes to increase or decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay or receive a floating reference interest rate, and an amount equal to the opposite price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. Equity leg payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

Reference leg payments equal a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

For the reporting period, the Fund had ending monthly average notional amounts of $16,991,456 on total return swaps which are short the reference asset.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as

83         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund may purchase swaptions which give it the option to enter into an interest rate swap in which it pays a floating or fixed interest rate and receives a fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Purchasing the fixed portion of this swaption becomes more valuable as the reference interest rate decreases relative to the preset interest rate. Purchasing the floating portion of this swaption becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed or floating interest rate and receives a floating or fixed interest rate in order to increase or decrease exposure to interest rate risk. A written swaption paying a fixed rate becomes more valuable as the reference interest rate increases relative to the preset interest rate. A written swaption paying a floating rate becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

During the reporting period, the Fund had an ending monthly average market value of $2,982,284 on purchased swaptions.

At period end, the Fund had no written swaption contracts outstanding.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

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6. Use of Derivatives (Continued)

At period end, the Fund has required certain counterparties to post collateral of $1,689,760.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction.

Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

85         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an

ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Bank of America NA $	748,604	$–	$(733,724)	$–	$ 14,880
Citibank NA	823,783	(823,783)	–	–	–
Goldman Sachs
International	2,412,458	(2,412,458)	–	–	–
JPMorgan Chase Bank
NA	113,247	(113,247)	–	–	–
Toronto Dominion
Bank	809,578	–	–	–	809,578

	$4,907,670	$(3,349,488)	$(733,724)	$–	$ 824,458

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end:

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6. Use of Derivatives (Continued)

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Barclays Bank plc	$(75,811)	$–	$–	$75,811	$–
BNP Paribas	(394,655)	–	–	260,000	(134,655)
Citibank NA	(1,189,036)	823,783	–	365,253	–
Deutsche Bank AG	(527,332)	–	–	527,332	–
Goldman Sachs
International	(3,803,124)	2,412,458	–	1,390,666	–
JPMorgan Chase Bank NA	(919,064)	113,247	–	805,817	–
Morgan Stanley	(201,940)	–	–	–	(201,940)

	$(7,110,962)	$3,349,488	$–	$3,424,879	$(336,595)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statement of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities at period end:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value		Consolidated Statement of Assets and Liabilities Location	Value
Credit contracts				Swaps, at value	$3,443,631
Equity contracts				Swaps, at value	2,213,224
Credit contracts	Centrally cleared swaps, at value	$2,507,871		Centrally cleared swaps, at value	3,239,172
Interest rate contracts	Variation margin receivable	26,292	*	Variation margin payable	119,993*
Forward currency exchange contracts	Unrealized appreciation on forward currency exchange contracts	2,493,995		Unrealized depreciation on forward currency exchange contracts	1,454,107
Equity contracts	Investments, at value	4,583,800	**
Forward currency exchange contracts	Investments, at value	1,217	**
Interest rate contracts Investments, at value		2,412,458	**

Total		$12,025,633			$10,470,127

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts, if any.

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NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Option contracts written	Futures contracts

Credit contracts	$—	$—	$—
Equity contracts	(1,439,446)	—	—
Forward currency exchange contracts	819,541	383,210	—
Interest rate contracts	1,788,442	—	544,435

Total	$1,168,537	$383,210	$544,435

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Forward currency exchange contracts	Swap contracts	Total

Credit contracts	$—	$(2,937,487)	$(2,937,487)
Equity contracts	—	(3,685,725)	(5,125,171)
Forward currency exchange contracts	515,500	—	1,718,251
Interest rate contracts	—	(1,433,854)	899,023

Total	$515,500	$(8,057,066)	$(5,445,384)

*Includes purchased option contracts and purchased swaption contracts, if any.
Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Option contracts written	Futures contracts

Credit contracts	$—	$—	$—
Equity contracts	2,363,154	—	—
Forward currency exchange contracts	(1,107,080)	(44,970)	—
Interest rate contracts	(1,975,904)	—	(1,584,737)

Total	$(719,830)	$(44,970)	$(1,584,737)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Forward currency exchange contracts	Swap contracts	Total

Credit contracts	$—	$278,049	$278,049
Equity contracts	—	1,989,379	4,352,533
Forward currency exchange contracts	(977,076)	—	(2,129,126)
Interest rate contracts	—	109,171	(3,451,470)

Total	$(977,076)	$2,376,599	$(950,014)

*Includes purchased option contracts and purchased swaption contracts, if any.

88         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended October 31, 2017		Year Ended October 31, 2016
	Shares	Amount	Shares	Amount

Class A
Sold	2,271,267	$61,514,476	6,402,109	$170,647,881
Dividends and/or distributions reinvested	61,361	1,651,467	126,225	3,386,154
Redeemed	(6,936,544)	(188,331,134)	(5,140,436)	(137,150,519)

Net increase (decrease)	(4,603,916)	$(125,165,191)	1,387,898	$36,883,516

Class B
Sold	3,176	$76,279	25,484	$605,272
Dividends and/or distributions reinvested	536	12,416	1,728	41,404
Redeemed	(204,657)	(4,922,484)	(307,360)	(7,325,938)

Net decrease	(200,945)	$(4,833,789)	(280,148)	$(6,679,262)

Class C
Sold	415,840	$9,987,969	2,234,739	$53,218,927
Dividends and/or distributions reinvested	10,755	257,477	16,779	402,017
Redeemed	(1,667,506)	(40,083,145)	(1,259,356)	(29,952,495)

Net increase (decrease)	(1,240,911)	$(29,837,699)	992,162	$23,668,449

Class I
Sold	1,960,703	$54,741,876	3,768,914	$103,127,543
Dividends and/or distributions reinvested	34,326	943,643	18,652	513,881
Redeemed	(1,316,046)	(36,752,840)	(1,179,304)	(32,394,209)

Net increase	678,983	$18,932,679	2,608,262	$71,247,215

Class R
Sold	251,739	$6,538,991	308,286	$7,886,480
Dividends and/or distributions reinvested	1,616	41,710	2,175	55,891
Redeemed	(244,512)	(6,345,214)	(172,167)	(4,400,124)

Net increase	8,843	$235,487	138,294	$3,542,247

Class Y
Sold	9,794,238	$272,149,034	16,851,836	$458,803,009
Dividends and/or distributions reinvested	59,982	1,644,210	29,335	805,201
Redeemed	(9,825,658)	(272,434,970)	(5,516,467)	(150,491,770)

Net increase	28,562	$1,358,274	11,364,704	$309,116,440

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

89         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

8. Purchases and Sales of Securities (Continued)

	Purchases	Sales
Investment securities	$1,428,811,385	$1,408,077,815

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $1.0 billion	0.85%
Next $500 million	0.80
Next $500 million	0.75
Next $500 million	0.70
Next $500 million	0.65
Next $500 million	0.60
Next $500 million	0.55
Over $4.0 billion	0.50

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s effective management fee for the reporting period was 0.84% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

90         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

9. Fees and Other Transactions with Affiliates (Continued)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	26,298
Accumulated Liability as of October 31, 2017	90,280

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a service fee to the Distributor at an annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing

91         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
October 31, 2017	$106,541	$2,227	$4,702	$16,862	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. During the reporting period, the Manager waived $323,986. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Effective January 1, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, B, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$76,356
Class B	525
Class C	15,164
Class R	2,664
Class Y	49,738

This fee waiver and/or reimbursement may be terminated at any time.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $29,766 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or

92         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

9. Fees and Other Transactions with Affiliates (Continued)

withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

10. Borrowings and Other Financing

Securities Sold Short. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate cash or securities at its custodian which are pledged for the benefit of the lending broker and/or to deposit and pledge cash directly at the lending broker, with a value equal to a certain percentage, exceeding 100%, of the value of the securities that it sold short. Cash that has been segregated and pledged for this purpose will be disclosed on the Consolidated Statement of Assets and Liabilities; securities that have been segregated and pledged for this purpose are disclosed as such in the Consolidated Statement of Investments. The aggregate market value of such cash and securities at period end is $426,349,704. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the market risk of increases in value of the security sold short in excess of the proceeds received. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Consolidated Statement of Operations.

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period.

93         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Quest For Value Funds:

We have audited the accompanying consolidated statement of assets and liabilities of Oppenheimer Fundamental Alternatives Fund (the Fund), a series of Oppenheimer Quest For Value Funds, and subsidiary, including the consolidated statement of investments, as of October 31, 2017, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years or periods in the five-year period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Fundamental Alternatives Fund and subsidiary as of October 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

December 22, 2017

94         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2017, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2016.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 98.73% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $20,653,168 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2017, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $5,409,934 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

95         OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

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The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Michelle Borré, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the multialternative category. The Board noted that the Fund’s three-year, five-year and ten-year performance was better than its category median although its one-year performance was below its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load multialternative funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee and total expenses were lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2018. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2009), Trustee (since 2001) Year of Birth: 1943	Governor of Community Foundation of the Florida Keys (non-profit) (since July 2012); Director of TCP Capital, Inc. (since November 2015); Chairman Emeritus of the Board of Trustees (since August 2011), Chairman of the Board of Trustees (August 2007-August 2011), Trustee of the Board of Trustees (since August 1991) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (October 2004-February 2017); Treasurer (since 2007) and Trustee (since May 1992) of the Institute for Advanced Study (non-profit educational institute); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub- Adviser’s parent company) (September 2004-June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Advisor, Board of Advisors of Caron Engineering Inc. (since December 2014); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit) (since 2012); and Vice President and Director of Grahamtastic Connection (non-profit) (since May 2013). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation Athletic & Scholarship Program (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center)

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Edmund P. Giambastiani, Jr., Continued	(since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster Worldwide, Inc. (on-line career services) (March 2015-November 2016), Director of Monster Worldwide, Inc. (on-line career services) (February 2008-June 2011); Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He recently completed serving as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Oversees 57 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Member of the University of Florida National Board Foundation (since September 2017); Member of the Cartica Funds Board of Directors (private investment funds) (since January 2017); Member of the University of Florida College of Law Association Board of Trustees and Audit Committee Member (since April 2016); Member of University of Florida Law Advisory Board, Washington, DC Alumni Group (since 2015); Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP (1987 – 1991). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

Mary F. Miller, Trustee (since 2009) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2009) Year of Birth: 1952	Director of Office of Finance Federal Home Loan Bank (since September 2016); Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Advisory Board Director of Massey Quick and Company, LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Board Member (since January 2015), Board Member of 100 Women in Hedge Funds (non-profit) (since January 2015); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003- 2004); held the following positions at Morgan Stanley: Managing Director (1997- 2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008- 2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment

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Joanne Pace, Continued	Committee Chair (2008-2010). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954

Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/ Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (since January 2015 and June 2007-December 2013) and Treasurer, Chairman of the Audit and Finance Committee (since January 2016); Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989 to January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 101 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mss. Borré, Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

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TRUSTEES AND OFFICERS Unaudited / Continued

Michelle Borré, Vice President (since 2011) Year of Birth: 1967	Senior Vice President of the Sub-Adviser (since January 2016); Senior Portfolio Manager of the Sub-Adviser (since April 2009);Vice President of the Sub-Adviser (April 2003-January 2016); Senior Research Analyst of the Sub-Adviser (February 2003-April 2009). Ms. Borre held various positions, including Managing Director and Partner, at J&W Seligman (July 1996 -January 2003); Adjunct Professor of Finance and Economics at Columbia Business School (2003-2013); Served on the Executive Advisory Board at the Heilbrunn Center for Graham and Dodd Investing at Columbia Business School (from 2004 to 2005). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Senior Vice President and Deputy General Counsel of the Manager (March 2015-February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 101 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 101 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of the Manager (since January 2017); Vice President of the Manager (January 2013-January 2017); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002- 2007). An officer of 101 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2017 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.
●	When you create a user ID and password for online account access.
●	When you enroll in eDocs Direct,SM our electronic document delivery service.
●	Your transactions with us, our affiliates or others.
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0236.001.1017 December 21, 2017

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 10/31/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Russell MidCap Value Index
1-Year	20.20%	13.29%	17.12%

5-Year	14.09	12.75	14.49

10-Year	4.51	3.90	7.90

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2        OPPENHEIMER MID CAP VALUE FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned 20.20% during the reporting period. On a relative basis, the Russell MidCap Value Index (the “Index”) returned 17.12%. The Fund outperformed the Index in 8 out of 11 sectors, led by stock selection in the Industrials and Information Technology sectors and an underweight position in the Real Estate sector. The Fund underperformed the Index primarily within the consumer staples, energy and materials sectors due to stock selection.

MARKET OVERVIEW

It would be an understatement to refer to 2016 as an eventful year, and the fourth quarter provided an exclamation point. Not only did the Chicago Cubs win their first world series in 108 years, the results of the

Presidential election marked a significant change in market sentiment that was widely unexpected. Similar to the surprise Brexit vote in June, expectations of a negative market reaction proved to be overly pessimistic, and the U.S. equity market reacted in a positive manner.

Markets continued to rally throughout 2017 and the big story in the U.S. equity market has been the performance of growth stocks. For the one-year reporting period ended October 31, 2017, the Russell 1000 Growth Index returned 29.71%, while the Russell 1000 Value Index was up 17.78%. This

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3        OPPENHEIMER MID CAP VALUE FUND

performance continued a trend of growth stocks outperforming that has largely been in place for the past 10 years.

Most sectors of the Index performed positively in this environment, with Information Technology, Financials and Materials leading the way. The only negative performing sectors of the Index were Telecommunication Services and Energy.

FUND REVIEW

Top performing stocks for the Fund this reporting period included Lam Research Corp., Reinsurance Group of America, Inc., and Air Canada. Lam Research, a semiconductor equipment company, reported strong financial results during the year. Over the third quarter of 2017, its results were driven by strength in the memory segment of the semiconductor market. Reinsurance Group of America is a global life and health reinsurance company. The life reinsurance business is dominated by five major firms, which has led to stable pricing within the industry. The company has a leading market position and presence across global markets such as North America, Latin America, Europe and Asia. The stock also rallied with the Financials sector during the reporting period. Over the third quarter of 2017, Canadian national airline Air Canada reported quarterly results that were significantly better than expected, sending the shares up strongly.

Detractors from performance this reporting period included Rite Aid Corp,

Weatherford International plc and Chico’s FAS, Inc. Drugstore operator Rite-Aid has been the target of an acquisition by Walgreen Boots Alliance Inc. After a long process, it appears the company will complete the sale of a number of stores to Walgreens after regulators blocked a sale of the whole company. We exited our position. Weatherford provides drilling services to energy companies globally, and underperformed as revenues were lower than expected. The company is in the process of restructuring its balance sheet, and plans to divest non-core assets in order to reduce its debt load. Chico’s FAS is a specialty retailer of brands serving the lifestyle needs of fashion-savvy women 30 years and older. Shares of the company experienced declines after it reported earnings that came in below analysts’ expectations and weak sales results. We exited our position.

STRATEGY & OUTLOOK

Overall, 2017 has so far been another strong year for U.S. equities. The major equity market indexes have continued their steady advance that has largely been in place for the past several years. As a result, valuations are above normal levels for the market as a whole, but in our view there are attractively valued opportunities we can still take advantage of.

This year has been characterized by improving global economic activity, and we believe those trends will continue through the end of the year. As bottom up value investors, we believe

4        OPPENHEIMER MID CAP VALUE FUND

there are attractively valued stocks that can benefit from these positive trends.

While many investors focus on a short-term view when considering potential investments, the Fund utilizes in-depth fundamental research to identify companies that are poised for an unanticipated acceleration in return on invested capital over a multi-year time

Laton Spahr, CFA Portfolio Manager

horizon. We believe this longer term approach provides a more comprehensive outlook of potential investments by focusing on all three financial statements – income statement, balance sheet and statement of cash flows – and helps us uncover companies whose generation and use of free cash flow we deem as yet to be fully reflected in the current stock price.

Eric Hewitt Portfolio Manager

5        OPPENHEIMER MID CAP VALUE FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Reinsurance Group of America, Inc., Cl. A	2.3%
Hess Corp.	2.1
Synopsys, Inc.	2.0
Celanese Corp., Cl. A	1.9
Parker-Hannifin Corp.	1.9
XL Group Ltd.	1.8
Xylem, Inc.	1.7
Zions Bancorporation	1.7
SunTrust Banks, Inc.	1.7
Huntington Ingalls Industries, Inc.	1.6

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2017, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds. com.

TOP TEN COMMON STOCK INDUSTRIES

Commercial Banks	8.3%
Insurance	7.0
Machinery	6.9
Real Estate Investment Trusts (REITs)	6.8
Electronic Equipment, Instruments, & Components	5.4
Electric Utilities	4.8
Oil, Gas & Consumable Fuels	4.8
Capital Markets	4.4
Semiconductors & Semiconductor Equipment	3.9
Pharmaceuticals	3.0

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2017, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2017, and are based on the total market value of common stocks.

6        OPPENHEIMER MID CAP VALUE FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 10/31/17

	Inception Date	1-Year	5-Year	10-Year
Class A (QVSCX)	1/3/89	20.20%	14.09%	4.51%
Class B (QSCBX)	9/1/93	19.27	13.19	4.01
Class C (QSCCX)	9/1/93	19.30	13.23	3.72
Class I (QSCIX)	2/28/12	20.69	14.59	12.13	*
Class R (QSCNX)	3/1/01	19.90	13.80	4.24
Class Y (QSCYX)	10/24/05	20.47	14.40	4.84

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 10/31/17

	Inception Date	1-Year	5-Year	10-Year
Class A (QVSCX)	1/3/89	13.29%	12.75%	3.90%
Class B (QSCBX)	9/1/93	14.27	12.95	4.01
Class C (QSCCX)	9/1/93	18.30	13.23	3.72
Class I (QSCIX)	2/28/12	20.69	14.59	12.13	*
Class R (QSCNX)	3/1/01	19.90	13.80	4.24
Class Y (QSCYX)	10/24/05	20.47	14.40	4.84

*	Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to that of the Russell MidCap Value Index. The Russell MidCap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell MidCap Index companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for

7        OPPENHEIMER MID CAP VALUE FUND

illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8        OPPENHEIMER MID CAP VALUE FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended October 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9        OPPENHEIMER MID CAP VALUE FUND

Actual	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During 6 Months Ended October 31, 2017
Class A	$ 1,000.00	$ 1,057.30	$ 6.08
Class B	1,000.00	1,053.10	10.03
Class C	1,000.00	1,053.30	10.04
Class I	1,000.00	1,059.70	3.90
Class R	1,000.00	1,056.00	7.38
Class Y	1,000.00	1,058.60	4.84

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.31	5.97
Class B	1,000.00	1,015.48	9.85
Class C	1,000.00	1,015.48	9.85
Class I	1,000.00	1,021.42	3.83
Class R	1,000.00	1,018.05	7.25
Class Y	1,000.00	1,020.52	4.75

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended October 31, 2017 are as follows:

Class	Expense Ratios
Class A	1.17%
Class B	1.93
Class C	1.93
Class I	0.75
Class R	1.42
Class Y	0.93

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10        OPPENHEIMER MID CAP VALUE FUND

STATEMENT OF INVESTMENTS October 31, 2017

	Shares	Value

Common Stocks—96.7%

Consumer Discretionary—9.5%

Automobiles—1.1%
Thor Industries, Inc.	110,610	$15,067,294

Hotels, Restaurants & Leisure—2.3%
Royal Caribbean Cruises Ltd.	142,010	17,576,578

Wyndham Worldwide Corp.	131,880	14,091,378

		31,667,956

Household Durables—1.8%
Helen of Troy Ltd.[1]	120,740	11,216,746

Whirlpool Corp.	85,110	13,952,082

		25,168,828

Media—0.8%
Cinemark Holdings, Inc.	310,520	11,284,297

Specialty Retail—1.2%
Ross Stores, Inc.	270,090	17,148,014

Textiles, Apparel & Luxury Goods—2.3%
Hanesbrands, Inc.	768,930	17,300,925

Tapestry, Inc.[1]	337,140	13,805,883

		31,106,808

Consumer Staples—3.7%

Beverages—1.3%
Coca-Cola European Partners plc	430,200	17,577,972

Household Products—2.4%
Spectrum Brands Holdings, Inc.	187,700	20,631,984

Weatherford International plc[1]	3,821,070	13,259,113

		33,891,097

Energy—6.5%

Energy Equipment & Services—1.7%
Helmerich & Payne, Inc.	236,299	12,833,399

Patterson-UTI Energy, Inc.	581,676	11,505,551

		24,338,950

Oil, Gas & Consumable Fuels—4.8%
Cimarex Energy Co.	191,591	22,402,736

Hess Corp.	649,590	28,685,894

	Shares	Value

Oil, Gas & Consumable Fuels (Continued)

Newfield
Exploration Co.[1]	481,410	$14,822,614

		65,911,244

Financials—29.0%

Capital Markets—4.4%
Ameriprise
Financial, Inc.	83,170	13,019,432

Ares Management LP2	1,097,034	20,130,574

Legg Mason, Inc.	360,370	13,758,927

Nasdaq, Inc.	200,010	14,530,726

		61,439,659

Commercial Banks—8.3%
BOK Financial Corp.	122,470	10,589,981

Glacier Bancorp, Inc.	199,580	7,576,057

KeyCorp	1,031,300	18,821,225

SunTrust Banks, Inc.	385,400	23,204,934

Synovus Financial Corp.	444,500	20,824,825

Wintrust Financial Corp.	127,342	10,351,631

Zions Bancorporation	506,340	23,524,556

		114,893,209

Diversified Financial Services—1.4%
Voya Financial, Inc.	462,930	18,591,269

Insurance—7.0%
Arthur J. Gallagher & Co.	198,680	12,582,404

CNO Financial Group, Inc.	754,210	18,078,414

Everest Re Group Ltd.	38,510	9,144,200

Reinsurance Group of America, Inc., Cl. A	217,040	32,421,435

XL Group Ltd.	612,140	24,773,306

		96,999,759

Real Estate Investment Trusts (REITs)—6.8%
Alexandria Real Estate Equities, Inc.	103,740	12,859,611

DCT Industrial Trust, Inc.	321,160	18,633,703

Digital Realty Trust, Inc.	137,260	16,257,074

Equity LifeStyle Properties, Inc.	130,740	11,567,875

11        OPPENHEIMER MID CAP VALUE FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Real Estate Investment Trusts (REITs) (Continued)

Highwoods Properties, Inc.	242,680	$12,388,814

Invitation Homes, Inc.	379,790	8,571,860

Uniti Group, Inc.	801,040	14,018,200

		94,297,137

Thrifts & Mortgage Finance—1.1%
Radian Group, Inc.	732,980	15,363,261

Health Care—6.9%

Health Care Equipment & Supplies—2.7%
Boston Scientific Corp.[1]	583,637	16,423,545

Hologic, Inc.[1]	98,840	3,741,094

Zimmer Biomet Holdings, Inc.	141,770	17,242,067

		37,406,706

Life Sciences Tools & Services—1.2%
Quintiles IMS Holdings, Inc.[1]	149,491	16,159,977

Pharmaceuticals—3.0%
Indivior plc, Sponsored ADR[1]	812,564	20,614,749

Jazz Pharmaceuticals plc[1]	150,840	21,348,385

		41,963,134

Industrials—14.9%

Aerospace & Defense—1.6%
Huntington Ingalls Industries, Inc.	96,290	22,419,201

Air Freight & Couriers—1.5%
XPO Logistics, Inc.[1]	301,860	20,933,991

Airlines—0.9%
Air Canada[1]	607,143	12,021,492

Building Products—0.8%
JELD-WEN Holding, Inc.[1]	288,562	10,642,166

Electrical Equipment—0.9%
Eaton Corp. plc	160,090	12,810,402

Machinery—6.9%
ITT, Inc.	200,000	9,328,000

Kennametal, Inc.	454,780	19,851,147

PACCAR, Inc.	227,780	16,338,659

Parker-Hannifin Corp.	142,380	26,000,012

	Shares	Value

Machinery (Continued)

Xylem, Inc.	361,490	$24,049,930

		95,567,748

Marine—1.1%
Kirby Corp.[1]	209,640	14,852,994

Road & Rail—1.2%
Kansas City Southern	167,250	17,430,795

Information Technology—13.5%

Electronic Equipment, Instruments, & Components—5.4%
Dolby Laboratories, Inc., Cl. A	155,290	8,997,502

Flex Ltd.[1]	530,080	9,435,424

FLIR Systems, Inc.	253,050	11,847,801

Orbotech Ltd.[1]	327,200	14,632,384

VeriFone Systems, Inc.[1]	693,060	13,223,585

Zebra Technologies Corp., Cl. A1	136,830	15,870,912

		74,007,608

IT Services—1.3%
First Data Corp., Cl. A1	1,038,900	18,502,809

Semiconductors & Semiconductor Equipment—3.9%
First Solar, Inc.[1]	113,800	6,238,516

Lam Research Corp.	87,090	18,164,361

Marvell Technology Group Ltd.	1,012,000	18,691,640

Tower Semiconductor Ltd.[1]	331,130	10,947,158

		54,041,675

Software—2.9%
Check Point Software Technologies Ltd.[1]	102,860	12,107,650

Synopsys, Inc.[1]	318,140	27,525,473

		39,633,123

Materials—5.7%

Chemicals—1.9%
Celanese Corp., Cl. A	251,820	26,267,344

Construction Materials—1.2%
Eagle Materials, Inc.	158,390	16,721,232

Containers & Packaging—2.6%
Ball Corp.	313,000	13,437,090

12        OPPENHEIMER MID CAP VALUE FUND

	Shares	Value

Containers & Packaging (Continued)

WestRock Co.	363,580	$22,298,362

		35,735,452

Utilities—7.0%

Electric Utilities—4.8%
ALLETE, Inc.	124,070	9,720,884

Alliant Energy Corp.	281,830	12,191,966

Avangrid, Inc.	217,600	11,256,448

Emera, Inc.	363,889	13,708,244

Entergy Corp.	225,610	19,461,119

		66,338,661

Multi-Utilities—1.1%
Ameren Corp.	236,220	14,643,278

Water Utilities—1.1%
American Water
Works Co., Inc.	177,120	15,544,051

Total Common Stocks (Cost $1,060,396,154)		1,338,390,593

	Shares	Value

Investment Company—0.0%

Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.01%[3,4] (Cost $199,690)	199,690	$199,690

Total Investments, at Value (Cost $1,060,595,844)	96.7%	1,338,590,283

Net Other Assets (Liabilities)	3.3	45,057,975

Net Assets	100.0%	$1,383,648,258

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 31, 2016	Gross Additions	Gross Reductions	Shares October 31, 2017

Oppenheimer Institutional Government Money Market Fund, Cl. E	23,638,621	332,998,998	356,437,929	199,690

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)

Oppenheimer Institutional Government Money Market Fund, Cl. E	$199,690	$126,224	$—	$—

See accompanying Notes to Financial Statements.

13        OPPENHEIMER MID CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES October 31, 2017

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,060,396,154)	$ 1,338,390,593
Affiliated companies (cost $199,690)	199,690

1,338,590,283

Cash	48,628,371

Receivables and other assets:
Investments sold	8,782,376
Shares of beneficial interest sold	621,511
Dividends	425,559
Other	223,265

Total assets	1,397,271,365

Liabilities
Bank overdraft-foreign	5,850

Payables and other liabilities:
Investments purchased	11,274,725
Shares of beneficial interest redeemed	1,672,316
Trustees’ compensation	358,502
Distribution and service plan fees	269,200
Shareholder communications	11,927
Other	30,587

Total liabilities	13,623,107

Net Assets	$ 1,383,648,258

Composition of Net Assets
Par value of shares of beneficial interest	$ 242,267

Additional paid-in capital	1,025,292,997

Accumulated net investment loss	(686,504)

Accumulated net realized gain on investments and foreign currency transactions	80,805,164

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	277,994,334

Net Assets	$ 1,383,648,258

14        OPPENHEIMER MID CAP VALUE FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $965,887,295 and 16,374,137 shares of beneficial interest outstanding)	$58.99

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$62.59

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $4,497,521 and 91,520 shares of beneficial interest outstanding)	$49.14

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $220,393,635 and 4,479,403 shares of beneficial interest outstanding)	$49.20

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $2,522,341 and 42,059 shares of beneficial interest outstanding)	$59.97

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $81,351,002 and 1,437,098 shares of beneficial interest outstanding)	$56.61

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $108,996,464 and 1,802,465 shares of beneficial interest outstanding)	$60.47

See accompanying Notes to Financial Statements.

15        OPPENHEIMER MID CAP VALUE FUND

STATEMENT OF OPERATIONS For the Year Ended October 31, 2017

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $80,991)	$20,643,799
Affiliated companies	126,224

Interest	38,502

Total investment income	20,808,525

Expenses
Management fees	9,828,082

Distribution and service plan fees:
Class A	2,398,569
Class B	79,939
Class C	2,328,791
Class R	417,951

Transfer and shareholder servicing agent fees:
Class A	2,168,672
Class B	17,692
Class C	514,194
Class I	411
Class R	185,193
Class Y	201,532

Shareholder communications:
Class A	33,748
Class B	1,056
Class C	7,767
Class I	24
Class R	1,434
Class Y	2,723

Borrowing fees	33,042

Trustees’ compensation	20,707

Custodian fees and expenses	10,103

Other	183,491

Total expenses	18,435,121
Less waivers and reimbursements of expenses	(196,550)

Net expenses	18,238,571

Net Investment Income	2,569,954

16        OPPENHEIMER MID CAP VALUE FUND

Realized and Unrealized Gain
Net realized gain on:
Investment transactions in unaffiliated companies	$158,003,084
Foreign currency transactions	992

Net realized gain	158,004,076

Net change in unrealized appreciation/depreciation on:
Investment transactions in unaffiliated companies	91,002,076
Translation of assets and liabilities denominated in foreign currencies	88

Net change in unrealized appreciation/depreciation	91,002,164

Net Increase in Net Assets Resulting from Operations	$251,576,194

See accompanying Notes to Financial Statements.

17        OPPENHEIMER MID CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2017	Year Ended October 31, 2016

Operations
Net investment income	$2,569,954	$4,892,742

Net realized gain	158,004,076	17,048,341

Net change in unrealized appreciation/depreciation	91,002,164	55,709,332

Net increase in net assets resulting from operations	251,576,194	77,650,415

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(3,971,241)	(4,445,239)
Class B	—	(2,657)
Class C	(53,393)	(92,283)
Class I	(10,505)	(7,219)
Class R	(160,512)	(224,750)
Class Y	(566,163)	(369,015)

	(4,761,814)	(5,141,163)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(129,209,683)	(98,528,211)
Class B	(8,498,380)	(10,024,065)
Class C	(47,007,458)	(39,228,116)
Class I	1,350,862	112,173
Class R	(16,559,746)	(20,417,502)
Class Y	33,091,139	10,169,570

	(166,833,266)	(157,916,151)

Net Assets
Total increase (decrease)	79,981,114	(85,406,899)

Beginning of period	1,303,667,144	1,389,074,043

End of period (including accumulated net investment income (loss) of $(686,504) and $352,870, respectively)	$1,383,648,258	$1,303,667,144

See accompanying Notes to Financial Statements.

18        OPPENHEIMER MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$49.28	$46.44	$46.72	$42.63	$31.33

Income (loss) from investment operations:
Net investment income[2]	0.17	0.24	0.24	0.36	0.24
Net realized and unrealized gain (loss)	9.76	2.83	(0.29)	4.25	11.09

Total from investment operations	9.93	3.07	(0.05)	4.61	11.33

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)	(0.23)	(0.23)	(0.52)	(0.03)

Net asset value, end of period	$58.99	$49.28	$46.44	$46.72	$42.63

Total Return, at Net Asset Value[3]	20.20%	6.62%	(0.13)%	10.91%	36.16%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$965,887	$920,277	$966,842	$1,104,252	$1,162,455

Average net assets (in thousands)	$986,140	$916,503	$1,085,463	$1,151,106	$1,013,781

Ratios to average net assets:[4]
Net investment income	0.31%	0.53%	0.49%	0.80%	0.65%
Expenses excluding specific expenses listed below	1.18%	1.19%	1.17%	1.18%	1.27%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	1.18%	1.19%	1.17%	1.18%	1.27%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.17%	1.19%[7]	1.17%[7]	1.18%[7]	1.27%[7]

Portfolio turnover rate	63%	34%	47%	51%	128%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2017	1.18%
Year Ended October 31, 2016	1.19%
Year Ended October 30, 2015	1.17%
Year Ended October 31, 2014	1.18%
Year Ended October 31, 2013	1.27%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

19        OPPENHEIMER MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$41.21	$38.94	$39.29	$35.74	$26.48

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.17)	(0.07)	(0.10)	0.01	(0.08)
Net realized and unrealized gain (loss)	8.10	2.35	(0.25)	3.57	9.34

Total from investment operations	7.93	2.28	(0.35)	3.58	9.26

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.01)	0.00	(0.03)	0.00

Net asset value, end of period	$49.14	$41.21	$38.94	$39.29	$35.74

Total Return, at Net Asset Value[3]	19.27%	5.85%	(0.89)%	10.03%	34.97%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,498	$11,360	$20,774	$37,092	$48,927

Average net assets (in thousands)	$8,018	$14,935	$29,531	$43,889	$48,518

Ratios to average net assets:[4]
Net investment income (loss)	(0.36)%	(0.18)%	(0.23)%	0.04%	(0.25)%
Expenses excluding specific expenses listed below	1.94%	1.95%	1.92%	2.01%	2.35%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	1.94%	1.95%	1.92%	2.01%	2.35%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.93%	1.95%[7]	1.92%[7]	1.96%	2.15%

Portfolio turnover rate	63%	34%	47%	51%	128%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2017	1.94%
Year Ended October 31, 2016	1.95%
Year Ended October 30, 2015	1.92%
Year Ended October 31, 2014	2.01%
Year Ended October 31, 2013	2.35%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

20        OPPENHEIMER MID CAP VALUE FUND

Class C	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$41.26	$39.00	$39.35	$35.83	$26.52

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.20)	(0.09)	(0.11)	0.02	(0.04)
Net realized and unrealized gain (loss)	8.15	2.37	(0.24)	3.59	9.35

Total from investment operations	7.95	2.28	(0.35)	3.61	9.31

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.01)	(0.02)	0.00	(0.09)	0.00

Net asset value, end of period	$49.20	$41.26	$39.00	$39.35	$35.83

Total Return, at Net Asset Value[3]	19.30%	5.84%	(0.87)%	10.05%	35.10%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$220,394	$226,455	$253,446	$279,925	$276,676

Average net assets (in thousands)	$233,758	$233,067	$278,916	$283,792	$252,028

Ratios to average net assets:[4]
Net investment income (loss)	(0.44)%	(0.23)%	(0.26)%	0.05%	(0.13)%
Expenses excluding specific expenses listed below	1.93%	1.95%	1.92%	1.93%	2.05%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	1.93%	1.95%	1.92%	1.93%	2.05%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.92%	1.95%[7]	1.92%[7]	1.93%[7]	2.05%[7]

Portfolio turnover rate	63%	34%	47%	51%	128%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2017	1.93%
Year Ended October 31, 2016	1.95%
Year Ended October 30, 2015	1.92%
Year Ended October 31, 2014	1.93%
Year Ended October 31, 2013	2.05%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

21        OPPENHEIMER MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$50.10	$47.20	$47.49	$43.64	$31.88

Income (loss) from investment operations:
Net investment income[2]	0.39	0.44	0.43	0.47	0.49
Net realized and unrealized gain (loss)	9.94	2.89	(0.27)	4.42	11.27

Total from investment operations	10.33	3.33	0.16	4.89	11.76

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.46)	(0.43)	(0.45)	(1.04)	0.00

Net asset value, end of period	$59.97	$50.10	$47.20	$47.49	$43.64

Total Return, at Net Asset Value[3]	20.69%	7.10%	0.31%	11.36%	36.85%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,522	$950	$788	$427	$95

Average net assets (in thousands)	$1,375	$803	$621	$178	$35

Ratios to average net assets:[4]
Net investment income	0.69%	0.93%	0.88%	1.02%	1.23%
Expenses excluding specific expenses listed below	0.75%	0.76%	0.73%	0.76%	0.77%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	0.75%	0.76%	0.73%	0.76%	0.77%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%[7]	0.76%[7]	0.73%[7]	0.76%[7]	0.77%[7]

Portfolio turnover rate	63%	34%	47%	51%	128%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2017	0.75%
Year Ended October 31, 2016	0.76%
Year Ended October 30, 2015	0.73%
Year Ended October 31, 2014	0.76%
Year Ended October 31, 2013	0.77%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

22        OPPENHEIMER MID CAP VALUE FUND

Class R	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$47.31	$44.59	$44.88	$40.87	$30.09

Income (loss) from investment operations:
Net investment income[2]	0.04	0.13	0.12	0.23	0.14
Net realized and unrealized gain (loss)	9.36	2.71	(0.30)	4.09	10.64

Total from investment operations	9.40	2.84	(0.18)	4.32	10.78

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.12)	(0.11)	(0.31)	0.00

Net asset value, end of period	$56.61	$47.31	$44.59	$44.88	$40.87

Total Return, at Net Asset Value[3]	19.90%	6.38%	(0.38)%	10.61%	35.79%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$81,351	$82,661	$97,983	$125,703	$130,267

Average net assets (in thousands)	$84,193	$85,721	$114,811	$129,580	$129,674

Ratios to average net assets:[4]
Net investment income	0.07%	0.28%	0.25%	0.53%	0.39%
Expenses excluding specific expenses listed below	1.43%	1.45%	1.42%	1.45%	1.53%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	1.43%	1.45%	1.42%	1.45%	1.53%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.42%	1.45%[7]	1.42%[7]	1.45%[7]	1.53%[7]

Portfolio turnover rate	63%	34%	47%	51%	128%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2017	1.43%
Year Ended October 31, 2016	1.45%
Year Ended October 30, 2015	1.42%
Year Ended October 31, 2014	1.45%
Year Ended October 31, 2013	1.53%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

23        OPPENHEIMER MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$50.52	$47.59	$47.88	$43.81	$32.20

Income (loss) from investment operations:
Net investment income[2]	0.30	0.36	0.36	0.52	0.34
Net realized and unrealized gain (loss)	10.01	2.91	(0.30)	4.37	11.40

Total from investment operations	10.31	3.27	0.06	4.89	11.74

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.36)	(0.34)	(0.35)	(0.82)	(0.13)

Net asset value, end of period	$60.47	$50.52	$47.59	$47.88	$43.81

Total Return, at Net Asset Value[3]	20.47%	6.92%	0.12%	11.30%	36.55%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$108,996	$61,964	$49,241	$50,323	$49,589

Average net assets (in thousands)	$91,745	$49,957	$51,876	$50,290	$50,572

Ratios to average net assets:[4]
Net investment income	0.53%	0.74%	0.73%	1.13%	0.91%
Expenses excluding specific expenses listed below	0.94%	0.95%	0.92%	0.84%	0.98%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	0.94%	0.95%	0.92%	0.84%	0.98%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.93%	0.95%[7]	0.92%[7]	0.83%	0.98%[7]

Portfolio turnover rate	63%	34%	47%	51%	128%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2017	0.94%
Year Ended October 31, 2016	0.95%
Year Ended October 30, 2015	0.92%
Year Ended October 31, 2014	0.84%
Year Ended October 31, 2013	0.98%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

24        OPPENHEIMER MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS October 31, 2017

1. Organization

Oppenheimer Mid Cap Value Fund (the “Fund”), a series of Oppenheimer Quest for Value Funds, is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from

25        OPPENHEIMER MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

26        OPPENHEIMER MID CAP VALUE FUND

2. Significant Accounting Policies (Continued)

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. Prior to July 17, 2017, the Fund paid interest to its custodian on such cash overdrafts, to the extent they were not offset by positive cash balances maintained by the Fund, when applicable, at a rate equal to the negative rolling average balance at an average Federal Funds Rate plus 0.50%. This rate increased to the Prime Rate plus 0.35% effective July 17, 2017. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended October 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

27        OPPENHEIMER MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$—	$82,365,632	$—	$276,208,119

1. During the reporting period, the Fund utilized $64,627,129 of capital loss carryforward to offset capital gains realized in that fiscal year.

2. During the previous reporting period, the Fund utilized $15,695,567 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Investment Loss	Reduction to Accumulated Net Realized Gain on Investments[3]

$10,014,712	$1,152,486	$11,167,198

3. $10,014,712, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the reporting periods:

	Year Ended October 31, 2017	Year Ended October 31, 2016

Distributions paid from:
Ordinary income	$4,444,010	$5,141,163
Long-term capital gain	317,804	—

Total	$4,761,814	$5,141,163

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

28        OPPENHEIMER MID CAP VALUE FUND

2. Significant Accounting Policies (Continued)

Federal tax cost of securities	$1,062,382,059

Gross unrealized appreciation	$294,501,193
Gross unrealized depreciation	(18,293,074)

Net unrealized appreciation	$276,208,119

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

29        OPPENHEIMER MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

30        OPPENHEIMER MID CAP VALUE FUND

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$131,443,197	$—	$—	$131,443,197
Consumer Staples	51,469,069	—	—	51,469,069
Energy	90,250,194	—	—	90,250,194
Financials	401,584,294	—	—	401,584,294
Health Care	95,529,817	—	—	95,529,817
Industrials	206,678,789	—	—	206,678,789
Information Technology	186,185,215	—	—	186,185,215
Materials	78,724,028	—	—	78,724,028
Utilities	96,525,990	—	—	96,525,990
Investment Company	199,690	—	—	199,690

Total Assets	$1,338,590,283	$—	$—	$1,338,590,283

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

    Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also

31        OPPENHEIMER MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

32        OPPENHEIMER MID CAP VALUE FUND

5. Market Risk Factors (Continued)

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended October 31, 2017		Year Ended October 31, 2016
	Shares	Amount	Shares	Amount

Class A
Sold	2,085,580	$114,516,764	1,851,803	$86,644,637
Dividends and/or distributions reinvested	68,093	3,780,709	89,358	4,213,612
Redeemed	(4,452,720)	(247,507,156)	(4,088,581)	(189,386,460)

Net decrease	(2,299,047)	$(129,209,683)	(2,147,420)	$(98,528,211)

Class B
Sold	14,889	$672,298	10,608	$420,083
Dividends and/or distributions reinvested	—	—	66	2,602
Redeemed	(199,037)	(9,170,678)	(268,433)	(10,446,750)

Net decrease	(184,148)	$(8,498,380)	(257,759)	$(10,024,065)

Class C
Sold	601,510	$27,693,457	474,878	$18,404,532
Dividends and/or distributions reinvested	1,034	47,577	2,043	81,782
Redeemed	(1,611,515)	(74,748,492)	(1,487,283)	(57,714,430)

Net decrease	(1,008,971)	$(47,007,458)	(1,010,362)	$(39,228,116)

33        OPPENHEIMER MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Shares of Beneficial Interest (Continued)

	Year Ended October 31, 2017		Year Ended October 31, 2016
	Shares	Amount	Shares	Amount

Class I
Sold	33,192	$1,907,541	4,994	$239,851
Dividends and/or distributions reinvested	183	10,366	148	7,088
Redeemed	(10,287)	(567,045)	(2,869)	(134,766)

Net increase	23,088	$1,350,862	2,273	$112,173

Class R
Sold	287,317	$15,267,863	291,716	$12,963,141
Dividends and/or distributions reinvested	2,722	144,816	4,454	203,088
Redeemed	(600,102)	(31,972,425)	(746,286)	(33,583,731)

Net decrease	(310,063)	$(16,559,746)	(450,116)	$(20,417,502)

Class Y
Sold	1,436,742	$82,380,165	549,994	$27,281,166
Dividends and/or distributions reinvested	8,647	493,970	6,580	318,941
Redeemed	(869,522)	(49,782,996)	(364,634)	(17,430,537)

Net increase	575,867	$33,091,139	191,940	$10,169,570

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$857,121,556	$1,046,635,207

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $400 million	0.80%
Next $400 million	0.75
Next $1.2 billion	0.60
Next $4 billion	0.58
Over $6 billion	0.56

The Fund’s effective management fee for the reporting period was 0.70% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any

34        OPPENHEIMER MID CAP VALUE FUND

8. Fees and Other Transactions with Affiliates (Continued)

investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	56,098
Accumulated Liability as of October 31, 2017	192,585

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

35        OPPENHEIMER MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a service fee to the Distributor at an annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
October 31, 2017	$225,337	$419	$5,568	$9,822	$—

Waivers and Reimbursements of Expenses. Effective January 1, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, B, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for

36        OPPENHEIMER MID CAP VALUE FUND

8. Fees and Other Transactions with Affiliates (Continued) transfer agent and shareholder servicing agent fees as follows:

Class A	$123,145
Class B	925
Class C	29,040
Class R	10,451
Class Y	12,065

This fee waiver and/or reimbursement may be terminated at any time.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $20,924 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

37        OPPENHEIMER MID CAP VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Quest For Value Funds:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Mid Cap Value Fund (the Fund), a series of Oppenheimer Quest For Value Funds, including the statement of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Mid Cap Value Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

December 21, 2017

38        OPPENHEIMER MID CAP VALUE FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2017, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2016.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 100% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $17,698,319 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2017, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $47,579 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

39        OPPENHEIMER MID CAP VALUE FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

    The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

    The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

    Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

    Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

40        OPPENHEIMER MID CAP VALUE FUND

    The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Laton Spahr and Eric Hewitt, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

    Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the mid-cap value category. The Board noted that the Fund’s one-year and three-year performance was better than its category median although its five-year and ten-year performance was below its category median.

    Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load mid-cap value funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee and total expenses were higher than its peer group median and lower than its category median.

    Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

    Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

    Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

    Based on its review of the information it received and its evaluations described above, the

Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2018. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

    The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

    Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. For certain securities, such as Master Limited Partnerships (“MLPs”) and Real Estate Investment Trusts (“REITs”), the percentages attributed to each category (net income, net profit from sale and other capital sources) are estimated using historical information because the character of the amounts received from the MLPs and REITs in which the fund invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’. The Fund’s latest distribution information will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources

Oppenheimer Mid Cap Value Fund	6/20/17	59.5%	0.0%	40.5%

Oppenheimer Mid Cap Value Fund	9/19/17	59.5%	0.0%	40.5%

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2009), Trustee (since 2001) Year of Birth: 1943	Governor of Community Foundation of the Florida Keys (non-profit) (since July 2012); Director of TCP Capital, Inc. (since November 2015); Chairman Emeritus of the Board of Trustees (since August 2011), Chairman of the Board of Trustees (August 2007-August 2011), Trustee of the Board of Trustees (since August 1991) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (October 2004-February 2017); Treasurer (since 2007) and Trustee (since May 1992) of the Institute for Advanced Study (non-profit educational institute); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub- Adviser’s parent company) (September 2004-June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Advisor, Board of Advisors of Caron Engineering Inc. (since December 2014); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit) (since 2012); and Vice President and Director of Grahamtastic Connection (non-profit) (since May 2013). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation Athletic & Scholarship Program (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster Worldwide, Inc. (on-line career services) (March 2015-November 2016), Director of

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TRUSTEES AND OFFICERS Unaudited / Continued

Edmund P. Giambastiani, Jr., Continued	Monster Worldwide, Inc. (on-line career services) (February 2008-June 2011); Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He recently completed serving as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Oversees 57 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Member of the University of Florida National Board Foundation (since September 2017); Member of the Cartica Funds Board of Directors (private investment funds) (since January 2017); Member of the University of Florida College of Law Association Board of Trustees and Audit Committee Member (since April 2016); Member of University of Florida Law Advisory Board, Washington, DC Alumni Group (since 2015); Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP (1987 – 1991). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2009) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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Joel W. Motley, Trustee (since 2009) Year of Birth: 1952	Director of Office of Finance Federal Home Loan Bank (since September 2016); Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Advisory Board Director of Massey Quick and Company, LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Board Member (since January 2015), Board Member of 100 Women in Hedge Funds (non-profit) (since January 2015); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003- 2004); held the following positions at Morgan Stanley: Managing Director (1997- 2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008- 2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

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TRUSTEES AND OFFICERS Unaudited / Continued

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954	Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/ Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (since January 2015 and June 2007-December 2013) and Treasurer, Chairman of the Audit and Finance Committee (since January 2016); Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989 to January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 101 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Spahr, Hewitt and Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Laton Spahr, Vice President (since 2013) Year of Birth: 1975	Senior Vice President of the Sub-Adviser since March 2013. Senior portfolio manager (2003-2013) and equity analyst (2001-2002) for Columbia Management Investment Advisers, LLC. A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

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Eric Hewitt, Vice President (since 2013) Year of Birth: 1971	Senior Portfolio Manager of the Sub-Adviser (since January 2017); Vice President of the Sub-Adviser (since March 2013). Product Manager for Columbia Management Investment Advisors, LLC (2012–2013); Senior Equity Analyst and Portfolio Manager with Diamondback/Harbor Watch Capital Management, LLC (2009–2012); Senior Equity Analyst and Portfolio Manager with AllianceBernstein LP (1999–2009). A portfolio manager and an officer in the OppenheimerFunds complex.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Senior Vice President and Deputy General Counsel of the Manager (March 2015-February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 101 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 101 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of the Manager (since January 2017); Vice President of the Manager (January 2013-January 2017); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002- 2007). An officer of 101 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER MID CAP VALUE FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2017 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●  Applications or other forms.

●  When you create a user ID and password for online account access.

●  When you enroll in eDocs Direct,SM our electronic document delivery service.

●  Your transactions with us, our affiliates or others.

●  Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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PRIVACY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●  All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●  Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●  You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0251.001.1017 December 21, 2017

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Joanne Pace, the Board’s Audit Committee Chairwoman, is an audit committee financial expert and that Ms. Pace is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $179,700 in fiscal 2017 and $152,800 in fiscal 2016.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $15,500 in fiscal 2017 and $21,147 in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $386,986 in fiscal 2017 and $598,285 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: GIPS attestation procedures, internal controls, custody audits and additional audit services

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $33,000 in fiscal 2017 and $29,440 in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $286,402 in fiscal 2017 and $690,716 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairwoman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $721,888 in fiscal 2017 and $1,339,588 in fiscal 2016 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 10/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Quest for Value Funds

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	12/11/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	12/11/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	12/11/2017